                                                                    Exhibit 10.4

                                                                 Execution Draft

                              AMENDED AND RESTATED
                                 LEASE AGREEMENT

                               DATED MAY 23, 2003

                                     Between

   U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as successor Owner Trustee to State Street Bank and Trust Company of Connecticut, National Association, under the Amended and Restated Trust
 Agreement (1997-D) dated as of May 23, 2003 and PATRICK E. THEBADO, not in his individual capacity, but solely as successor Co-Trustee to Dori Anne Seakas, as successor Co-Trustee to Traci Hopkins, under the Amended and Restated Trust
             Agreement (1997-D) dated as of May 23, 2003, as Lessor,

                                       and

                              BANK OF AMERICA, N.A.
                                    as Lessee

                         Office Buildings Located in the
                           Southeastern United States

TO THE EXTENT THAT THIS AMENDED AND RESTATED LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS AMENDED AND RESTATED LEASE AGREEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN ORIGINAL COUNTERPART NO. 1 THAT CONTAINS THE RECEIPT THEREFOR EXECUTED BY WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.

                                    CONTENTS

Section                                                                                              Page
1.    DEFINITIONS......................................................................................1
2.    LEASE OF THE PROPERTIES; RESTATEMENT.............................................................1
      2.1      Ownership and Lease.....................................................................1
      2.2      Demise and Lease........................................................................2
      2.3      Restatement.............................................................................2
3.    RENT; FMV LEASE..................................................................................2
      3.1      Basic Rent; FMV Lease...................................................................2
      3.2      Supplemental Rent.......................................................................4
      3.3      Method of Payment.......................................................................4
      3.4      Late Payment............................................................................5
      3.5      Net Lease; No Setoff; Etc...............................................................5
      3.6      Limitations on Rent.....................................................................6
4.    RECOMPUTATIONS...................................................................................7
      4.1      Adjustments.............................................................................7
      4.2      Methodology for Adjustments.............................................................7
      4.3      Supplements.............................................................................7
5.    RENEWAL OPTIONS..................................................................................7
      5.1      Renewal Options.........................................................................7
      5.2      Lease Provisions Applicable.............................................................9
6.    EARLY TERMINATION;...............................................................................9
      6.1      Early Termination Options...............................................................9
      6.2      Obsolescence Termination...............................................................13
      6.3      Effect of Termination..................................................................14
      6.4      Adjustment of Termination Percentages..................................................14
      6.5      Demising Work..........................................................................15
      6.6      Sublessee Options......................................................................16
7.    CONDITION AND USE OF PROPERTIES.................................................................17
      7.1      Waivers................................................................................17
8.    LIENS; TAXES....................................................................................18
      8.1      Liens..................................................................................18
      8.2      Taxes..................................................................................19
9.    MAINTENANCE AND REPAIR; ALTERATIONS, MODIFICATIONS AND ADDITIONS................................20
      9.1      Maintenance and Repair.................................................................20
      9.2      Alterations............................................................................21
      9.3      Title to Alterations...................................................................24
      9.4      Permitted Contests.....................................................................24
      9.5      Environmental Compliance...............................................................25
10.   USE AND LOCATION................................................................................25
      10.1     Location...............................................................................25
      10.2     Use....................................................................................26
11.   INSURANCE.......................................................................................26
      11.1     Coverage...............................................................................26
      11.2     Policy Provisions......................................................................27
      11.3     Evidence of Insurance..................................................................29

12.   RETURN OF LEASED PROPERTY.......................................................................29
13.   ASSIGNMENT......................................................................................30
14.   LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE.......................................................30
      14.1     Payment of Stipulated Loss Value on an Event of Loss...................................30
      14.2     Application of Payments When Lease Continues...........................................32
      14.3     Payment of Stipulated Loss Value on an Event of Taking.................................32
      14.4     Application of Certain Payments Not Relating to an Event of Taking.....................33
      14.5     Other Dispositions.....................................................................34
      14.6     Negotiations...........................................................................34
      14.7     No Rent Abatement......................................................................34
      14.8     Investment.............................................................................34
15.   INTEREST CONVEYED TO LESSEE.....................................................................34
16.   SUBLEASE........................................................................................35
      16.1     Sublease Requirements..................................................................35
      16.2     Assignment of Subleases................................................................38
      16.3     Sublessor Improvements.................................................................38
17.   INSPECTION, REPORTS AND NOTICES.................................................................39
      17.1     Inspection.............................................................................39
      17.2     Reports................................................................................39
      17.3     Notices from Governmental Authorities..................................................39
18.   LEASE EVENTS OF DEFAULT.........................................................................39
19.   ENFORCEMENT.....................................................................................41
      19.1     Remedies...............................................................................41
      19.2     Survival of the Lessee's Obligations...................................................43
      19.3     Remedies Cumulative; No Waiver; Consents...............................................44
20.   RIGHT TO PERFORM FOR THE LESSEE.................................................................44
21.   MISCELLANEOUS...................................................................................44
      21.1     Binding Effect; Successors and Assigns; Survival.......................................44
      21.2     Quiet Enjoyment........................................................................45
      21.3     Notices................................................................................45
      21.4     Severability...........................................................................45
      21.5     Amendment; Complete Agreements.........................................................45
      21.6     Headings...............................................................................46
      21.7     Counterparts...........................................................................46
      21.8     Governing Law..........................................................................46
      21.9     Apportionments.........................................................................46
      21.10    Discharge of the Lessee's Obligations by its Sublessees................................46
      21.11    Nature of Lessor's Obligations.........................................................46
      21.12    Estoppel Certificates..................................................................47
      21.13    Granting of Easements..................................................................47
      21.14    No Joint Venture.......................................................................48
      21.15    No Accord and Satisfaction.............................................................48
      21.16    No Merger..............................................................................48
      21.17    Investment of Funds....................................................................48
      21.18    True Lease.............................................................................49

Appendix A     Definitions

Exhibit A      Form of FMV Lease
Exhibit B      Form of Sublease
Exhibit C      Form of Bank Branch Lease
Exhibit D      Form of Subordination, Non-Disturbance And Attornment Agreement
Exhibit E      Form of AFR Sublease
Exhibit F      Form of Partial Occupancy Lease
Schedule 1     Stipulated Loss Value
Schedule 2     Section 9.2(d) Dates
Schedule 3     Land and Improvement Description and Lessor's Cost
Schedule 4     Basic Rent

AMENDED AND RESTATED LEASE AGREEMENT (this Lease) dated as of May 23, 2003

BETWEEN:

(1) U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as successor Owner Trustee (the Owner Trustee) to State Street Bank and Trust Company of Connecticut, National Association, under the Amended and Restated Trust Agreement (1997-D) dated as of May 23, 2003 (the Trust Agreement (1997-D)) and PATRICK E. THEBADO, not in his individual capacity, but solely as successor Co-Trustee (the Co-Trustee) to Dori Anne Seakas, as successor Co-Trustee to Traci Hopkins, under the Trust Agreement (1997-D) (the Owner Trustee as the lessor of the Lessor Properties in states other than the Co-Trustee States and the Co-Trustee as the lessor of the Lessor Properties in the Co-Trustee States separately or together, as applicable, the Lessor); and

(2) BANK OF AMERICA, N.A., a national banking association, as the lessee (the Lessee).

WHEREAS

(A) the Lessee (as successor to Nationsbank, N.A.) was a party to each of (i) that certain Lease Agreement (1997-C) dated as of June 4, 1997 (Lease C) with State Street Bank and Trust Company of Connecticut, National Association, as owner trustee under the Trust Agreement (1997-C) dated as of June 4, 1997 (the Trust Agreement (1997-C)), and Traci Hopkins, as co-trustee under Trust Agreement (1997-C) (together the C Lessor) and (ii) that certain Lease Agreement (1997-D) dated as of June 4, 1997 (Lease D) with Lessor;

(B) the Owner Trustee in its capacity as owner trustee under Trust Agreement (1997-D) has acquired (i) all interest of the C Lessor in the Properties and in Lease C; and (ii) all interest of each of REMAN 1997-C, Inc. and REMAN 1997-D, Inc. in the Properties; and

(C) the Lessor and the Lessee wish to amend and restate both of Lease C and Lease D in this Lease.

In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS

     The capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof.

2.   LEASE OF THE PROPERTIES; RESTATEMENT

2.1  Ownership and Lease

     The parties acknowledge that this Lease constitutes a lease of, and creates in the Lessee as described in Section 2.2 a leasehold estate in and to the Properties.

2.2  Demise and Lease

     Since the Original Closing Date the Lessor and its predecessors in interest have demised and leased, and on the Closing Date, the Lessor shall continue to demise and lease, all of its right, title and interest in and to the Properties listed in Schedule 3 hereto to the Lessee, and since the Original Closing Date the Lessee has rented and leased, and on the Closing Date the Lessee shall continue to rent and lease, the respective Properties from the Lessor, for the Basic Term and, subject to the exercise by the Lessee of its renewal options as provided in and in accordance with Article 5 hereof, for the Renewal Terms, unless earlier terminated in accordance with the provisions of this Lease. The Lessee may from time to time own or hold under lease from Persons other than the Lessor, furniture, trade fixtures, equipment and other personalty located on or about the Properties that are not subject to this Lease. The Lessor shall from time to time, upon the reasonable request of the Lessee, at the Lessee's expense, promptly acknowledge in writing to the Lessee or other Persons that the Lessor does not own or have any other right or interest in or to such furniture, trade fixtures, personalty and equipment. The demise and lease of the Properties pursuant to this Article 2 shall include any additional right, title or interest in the Properties which may at any time be acquired by the Lessor.

2.3  Restatement

     The Original Leases are hereby amended and restated by this Lease without any interruption and with all rights and obligations accruing prior to the date hereof continuing after the date hereof under this Lease.

3.   RENT; FMV LEASE

3.1  Basic Rent; FMV Lease

(a) Lessee shall pay to Lessor Basic Rent for the Properties subject to this Lease equal to the sum of the Scheduled Basic Rent and the Additional Basic Rent. Scheduled Basic Rent shall equal on each Rent Payment Date during the Basic Term the amounts for the periods shown in Schedule 4 hereto (which amounts shall be subject to adjustment pursuant to Article 4 hereof). If for any reason a Property is terminated from this Lease pursuant to a Terminating Event, Scheduled Basic Rent on and after the date of such termination shall be (x) the Scheduled Basic Rent as in effect just prior to such termination less an amount calculated by multiplying (y) such Scheduled Basic Rent by a fraction (z) the numerator of which is the Lessor's Cost of such Property and the denominator of which is Assumed Lessor's Cost.

(b) The Scheduled Basic Rent amounts set forth on Schedule 4 hereto have been computed based on the assumption, inter alia, that the Lessee will elect to terminate this Lease (or exercise its option to sublease pursuant to Section 6.1(f)) with respect to certain Properties at the earliest dates and in the highest percentages permitted in accordance with Section 6.1(a) hereof. Should the Lessee not so elect, or elect to terminate this Lease (or exercise its option to sublease pursuant to Section 6.1(f)) with respect to some Properties but less than the maximum percentages set forth in such Section 6.1(a) on an Anniversary, then Basic Rent payable on each Rent Payment Date (which for this purpose means every date shown on Schedule 4 hereto after such Anniversary and for such period of time as there remain more Properties subject to this Lease (and not subject to a sublease pursuant to Section 6.1(f)) than the Lessee is permitted to terminate pursuant to Section 6.1(a)), including the Basic Rent due on the Rent Payment Date on which such Property is terminated, shall be increased by one twelfth of the Average Annual Rent Factor multiplied by the cumulative amount of Lessor's Cost of the Properties (or portion thereof) permitted by Section 6.1(a) of this Lease to be terminated (or so subleased) under this Lease as of such Rent Payment Date, but not then so terminated (or so subleased) (such increase being referred to as Additional Basic Rent).

(c) In the event Lessee is permitted under Section 6.1(a) of this Lease to terminate this Lease as to one or more Properties, but Lessee has not elected to do so, Lessee may, subject to the terms of Section 3.1(d), by notice to Lessor at least 180 days prior to any Anniversary, terminate such Property or Properties from this Lease (any Properties so terminated, the FMV Properties), in which event, effective as of such Anniversary, (i) the FMV Properties will be terminated from this Lease, (ii) a Termination Transferee, and Lessee shall enter into a FMV Lease with respect to such FMV Properties or, subject to Section 3.1(f), portions thereof, and (iii) the Basic Rent for each such FMV Property (or portion thereof) shall (from and after such Anniversary during the remainder of the Basic Term and any Renewal Term under the applicable FMV Lease) be equal to the Fair Market Rental Value of such FMV Property (or portion thereof). Such notice may be revoked by the Lessee for any reason up to 60 days prior to such Anniversary. Each FMV Lease shall be for a term selected by the Lessee which is not less than five, nor more than ten years, and at the end of such term may be terminated or renewed with rent calculations as described above in this paragraph. FMV Properties shall be considered to have been terminated from this Lease for purposes of determining whether or not the Total Joint Maximum Cumulative Percentages set forth in Section 6.1(a) have been exceeded and for purposes of Section 3.1(a) and (b), it being understood that Properties with respect to which a termination notice has been so revoked shall not be considered to have been so terminated from this Lease for such purposes. For the avoidance of doubt, the Basic Rent amounts payable on any Rent Payment Date shall not be reduced in connection with or as a result of any termination of one or more FMV Properties from this Lease. At any time between 360 days and 180 days before an Anniversary the Lessee may initiate the Appraisal Procedure to determine the Fair Market Rental Value for one or more Properties (or any portion thereof) to assist the Lessee in determining whether to enter into a FMV Lease with respect thereto and the Lessor and the Owner Participant shall cooperate with such request.

(d) If this Lease is terminated as to a Property pursuant to Section 3.1(c) at a time when the Security Documents are in effect and at a time when such Property shall be released from the Lien of the Security Documents in accordance with Section 11.01 of the Indenture or with the written consent of the Indenture Trustee, upon such termination, such Property shall be transferred by the Lessor to a Termination Transferee, in all cases at the cost and expense of the Owner Participant (but with Transfer and similar taxes being apportioned between Owner Participant and Lessee if the transfer is to the Recourse Guarantor or an Affiliate of the Recourse Guarantor with Lessee paying such portion of the Transfer and similar taxes as are determined by multiplying such taxes by a fraction, the numberator of which is the Lessor's Cost of the portion of the FMV Property subject to the FMV Lease and the denominator of which is the total Lessor's Cost of the FMV Property). When an FMV Property is terminated from this Lease, so long as no Special Default or Lease Event of Default is continuing at the time of such termination, it shall become subject to a FMV Lease between a Termination Transferee and the Lessee. The Lessee and, as a condition to such transfer, such Termination Transferee shall execute and deliver, subject to satisfaction of the conditions set forth in paragraph (e) below, an FMV Lease for each such FMV Property (or, subject to Section 3.1(f), a portion thereof selected by the Lessee) prior to the commencement of the FMV Lease Term.

(e) As a condition to a Termination Transferee entering into an FMV Lease, the Lessee shall deliver to such Termination Transferee (i) an opinion of an in-house counsel to Lessee regarding such FMV Lease of the same scope as that delivered on the Original Closing Date and (ii) an Officer's Certificate that no Lease Event of Default or Special Default is continuing.

(f) A portion of any Property (as opposed to such Property in its entirety) can only be included as a FMV Property if (i) such portion consists of one or more entire floors of the relevant Property and does not include any partial floors and (ii) the Security Documents are no longer in effect or the relevant Property shall from and after the date of the proposed FMV Lease be released from the Lien of the Security Documents in accordance with Section 11.01 of the Indenture or with the written consent of the Indenture Trustee.

(g) In the event that a FMV Lease with respect to a portion of a Property can not be entered into as a result of the failure of the conditions set forth in Section 3.1(f)(ii) to be satisfied, this Lease will not be terminated with respect to such Property pursuant to Section 3.1(c) and the Lessee shall have the option to sublease the portion of such Property which the Lessee did not wish to lease pursuant to the proposed FMV Lease, to a Termination Transferee selected by the Lessor (which must either be the Recourse Guarantor or an entity guaranteed by the Recourse Guarantor) and the Lessor shall permit such sublease pursuant to an AFR Sublease. Any portion of a Property subleased to a Termination Transferee pursuant to an AFR Sublease shall be considered to have been terminated from this Lease for purposes of determining whether or not the Total Joint Maximum Cumulative Percentages in Section 6.1(a) have been exceeded and for purposes of Section 3.1(a) and (b).

3.2  Supplemental Rent

     The Lessee shall pay to the Lessor, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document to which the Lessee is a party, any and all Supplemental Rent promptly as the same shall become due and payable and in the event of any failure on the part of the Lessee timely to pay any Supplemental Rent (taking into account any applicable notice and cure period requirements), the Lessor shall have all of the same rights, powers and remedies as are provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. All Supplemental Rent to be paid pursuant to this Section 3.2 shall be payable in the type of funds and in the manner set forth in Section 3.3. As further Supplemental Rent, Lessee shall pay the Redemption Premium arising as the result of the prepayment of any Secured Note pursuant to clauses
     (b), (c), (d) or (f) of Section 2.04 of the Indenture, if any, when due and payable under the Security Documents.

3.3  Method of Payment

     Basic Rent and Supplemental Rent (to the extent payable to the Lessor) shall be paid to the Lessor at the place in the United States specified by the Lessor. Payments to the Lessor shall be made to Lessor's Account at US Bank, NA; ABA #: 091-000-022; A/C #: 173103321092; f/c: US Bank A/C #
     MAN4462; Ref: Nationsbank 1997 Series, which location may be changed from time to time by at least ten (10) Business Days' prior written notice from the Lessor; provided, that (x) until the Lien of the Security Documents has been discharged in accordance with Section 11.01 of the Indenture or the terms of the Maryland Security Documents, as applicable, except as provided in the following clause (y), all Rent shall be payable directly to the Indenture Trustee at such account in the United States as specified in writing by the Indenture Trustee pursuant to the terms of the Indenture and
     (y) Excepted Payments shall be payable directly to the Person entitled thereto. Each payment of Rent shall be made by the Lessee in funds consisting of lawful currency of the United States of America which shall be immediately available prior to 11:00 a.m. New York City time on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day, with the same force and effect as though made on such scheduled date and (provided such payment is made on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

3.4  Late Payment

     If any Rent shall not be paid when due, the Lessee shall pay to the Lessor (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) as Supplemental Rent, interest (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof (unless such payment shall be made after 11:00 a.m. New York City time, on such date of payment, in which case such date of payment shall be included) at the Overdue Rate. If any Rent shall be paid on the date when due, but after 11:00 a.m. New York City time, interest shall be payable as aforesaid for one day.

3.5  Net Lease; No Setoff; Etc.

     This Lease is a net lease and, notwithstanding any other provision of this Lease or any other Operative Document, it is intended that Basic Rent and Supplemental Rent and any other amounts payable hereunder shall be paid without, and the rights of the Lessor in and to all such amounts shall not be subject to, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the Lessee's obligation to pay all such amounts, throughout the Basic Term and all applicable Renewal Terms, is absolute and unconditional. Except to the extent otherwise expressly specified in Article IX of the Participation Agreement or in Sections 4.1, 19.1(c), 19.1(d), 19.1(e) or 19.1(f) or
     Article 6 or 14 of this Lease, the obligations and liabilities of the Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of the Properties or any part thereof or any failure of the Properties to comply with plans and specifications, or the failure of the Properties or any part thereof or the plans and specifications to comply with all Applicable Laws and Regulations, including any inability to occupy or use the Properties or any part thereof by reason of such noncompliance; (b) any damage to, removal, abandonment, salvage, loss, scrapping or destruction of or any requisition or taking of the Properties or any part thereof or any environmental conditions on the Properties including the presence of Hazardous Materials at, on or under the Properties or any part thereof or any property in the vicinity of the Properties; (c) any restriction, prevention or curtailment of or interference with any use of the Properties or any part thereof including eviction; (d) any defect in title to or rights to the Properties or any part thereof or any Lien on such title or rights or on the Properties or any part thereof; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor, the Owner Participant, the Indenture Trustee or any other Person; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, the Owner Participant, the Indenture Trustee or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, the Owner Participant, the Indenture Trustee or any other Person, or by any court, in any such proceeding; (g) any claim that the Lessee has or might have against any Person, including without limitation the Lessor, the Owner Participant, any vendor, manufacturer, contractor of or for any Improvement or the Indenture Trustee; (h) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement whether or not related to the Overall Transaction; (i) any invalidity or unenforceability or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility of performance by any one or more of the Lessee, the Lessor, the Owner Participant, or any other Person; (k) any action by any court, administrative agency or other Governmental Authority; (l) any claim by any Person based upon a failure to record this Lease (or any memorandum or short form agreement with respect to this Lease) or the Indenture or to file precautionary financing statements with respect to the Lease in the State of Maryland, including any termination or attempted termination of the Lessee's rights to possession of any or all of the Properties located in such state in connection with the assertion of such claim; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not the Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in Article 6 or 14 of this Lease or Article IX of the Participation Agreement, this Lease shall be noncancelable by the Lessee for any reason whatsoever and, except as expressly provided in
     Section 4.1 or Article 6 or 14 of this Lease or Article IX of the Participation Agreement, the Lessee, to the extent permitted by Applicable Laws and Regulations, waives all rights now or hereinafter conferred by Applicable Laws and Regulations or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by the Lessee hereunder. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as expressly provided in Section 19.1(a), 19.1(c), 19.1(d), 19.1(e), 19.1(f) or Article 6 or 14 of this Lease or Article IX of the Participation Agreement, the Lessee shall, unless prohibited by Applicable Laws and Regulations, nonetheless pay to the Indenture Trustee (if the Security Documents are still in effect or, if not, to the Lessor) (or, in the case of Supplemental Rent, to whomever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part, and in such case, so long as such payments are made and no Lease Event of Default shall have occurred and be continuing, the Lessor will deem this Lease to have remained in effect.

3.6  Limitations on Rent

     Notwithstanding anything in this Lease to the contrary, (a) at each time when Stipulated Loss Value is payable by the Lessee pursuant to this Lease, the sum of the following amounts shall be at least sufficient to pay in full the aggregate unpaid principal amount then due on the Outstanding Notes plus accrued interest and Redemption Premium (arising as the result of the prepayment of any Secured Note pursuant to clauses (b), (c), (d) or
     (f) of Section 2.04 of the Indenture), if any, due thereon at such time:
     (i) Stipulated Loss Value payable under this Lease at such time, (ii) all Basic Rent accrued and payable under this Lease at such time, and (iii) all other amounts unconditionally payable by the Lessee under this Lease in connection with such payment of Stipulated Loss Value on or prior to the date for payment thereof; and (b) at each time when Basic Rent shall be payable by the Lessee pursuant to this Lease, the amount of Basic Rent payable on each Rent Payment Date shall be equal to or greater than the aggregate amount of principal and accrued interest which becomes due and payable on the Notes on such Rent Payment Date; provided that payments due from the Lessee shall not be increased by reason of this Section 3.6 as a result of a Lessor Lien, or as a result of any amendment or supplement to the Operative Documents to which the Lessee did not consent.

3.7  Florida Sales Tax on Rent.

     Simultaneously with each payment of Rent due hereunder with respect to any Property located in the State of Florida, Lessee shall pay to Lessor all applicable Florida sales tax and any local surtaxes due on such Rent payment, provided that so long as there shall be in effect with respect to any such Property a certificate of direct payment authority issued to Lessee by the Florida Department of Revenue, Lessee shall instead self-accrue and remit all such sales tax and local surtaxes due on Rent payments with respect to such Property directly to the Florida Department of Revenue and shall simultaneously deliver to Lessor copies of all documentation delivered to the Florida Department of Revenue with respect to each such payment. In the event of any non-payment of the taxes required to be paid under this Section 3.7, Lessor shall have all the rights and remedies provided for herein or at law in the case of non-payment of Rent.

4.   RECOMPUTATIONS

4.1  Adjustments

     The Basic Rent amounts and Stipulated Loss Values are subject to adjustment in accordance with Section 4.2 in the event of any issuance of Additional Notes pursuant to Section 11.1(b) of the Participation Agreement.

4.2  Methodology for Adjustments

     In the event Additional Notes are issued pursuant to Section 11.1 of the Participation Agreement, (a) the Basic Rent scheduled to be due after such issuance shall increase by the amount of the scheduled debt service due under such Additional Notes and (b) Stipulated Loss Values shall increase on each Stipulated Loss Value Date after such issuance by the amount of principal scheduled to be outstanding and the amount of interest scheduled to be accrued on such Additional Notes on such Stipulated Loss Value Date after taking into account any Basic Rent due on such Stipulated Loss Value Date.

4.3  Supplements

     The Lessor and the Lessee shall execute and deliver a supplement to this Lease and, if necessary, the Lessor shall execute and deliver a supplement to the Indenture and the Maryland Security Documents, if applicable, to reflect each such adjustment, provided that each such adjustment shall be effective for all purposes of this Lease regardless of whether either such supplement is actually executed and delivered.

5.   RENEWAL OPTIONS

5.1  Renewal Options

     So long as no Special Default or Lease Event of Default shall have occurred and be continuing at the time(s) the Lessee elects in writing to exercise its renewal option(s) hereunder and at the commencement of the applicable Renewal Term, the Lessor hereby grants to the Lessee an option to renew this Lease for one or more Properties which remain subject to this Lease at the time of notice and at the time of renewal (a) subject to the succeeding paragraph of this Section 5.1, for up to three successive terms of five years each during which Basic Rent shall be equal to the Fixed Rate Renewal Rent (each such renewal term being referred to hereinafter as a Fixed Rate

     Renewal Term) or (b) at the expiration of the Fixed Rate Renewal Terms and any Fair Market Value Renewal Term for a term selected by the Lessee during which Basic Rent shall be equal to the Fair Market Rental Value of the Property or Properties which the Lessee elects to be renewed (each such renewal term being referred to hereinafter as a Fair Market Value Renewal Term; each of the Fixed Rate Renewal Terms and each of the Fair Market Value Renewal Terms are referred to hereinafter as Renewal Terms); provided that the Fair Market Value Renewal Terms shall be not less than five, nor more than ten years and shall not exceed the useful life of the Improvements constituting part of the Properties being renewed as determined by the Appraisal Procedure at the time of the renewal.

     Notwithstanding the foregoing, Lessee may renew the Properties located at
     (i) 225 North Calvert Street, Baltimore, (ii) 340 Columbia Pike, Arlington,
     (iii) 1111 East Main Street, Richmond, (iv) 830 Central Avenue, St. Petersburg, (v) 12125 Veirs Mill Road, Silver Springs, (vi) 2059 Northlake Parkway, Tucker, (vii) One Commercial Place, Norfolk and (viii) Two Commercial Place, Norfolk (Properties described in clauses (i)-(iv), the One Year Properties; Properties described in clause (v) the Four Year Properties; and all such Properties, the Wintergreen Properties) for only two Fixed Rate Renewal Terms of five years each. If the Lessee desires to renew any One Year Property or any Wintergreen Property described in clauses (vi)-(viii) at the end of the second Fixed Rate Renewal Term, it may either (a) exercise its renewal option (as described in the prior paragraph) for a Fair Market Renewal Term (except that, in the case of a One Year Property, the Basic Rent during the first year of such Renewal Term shall be the Fixed Rate Renewal Rent with respect to such Property and during the remaining years of such Renewal Term shall be the Fair Market Rental Value as determined prior to the commencement of such Renewal Term) or (b) elect (in its renewal notice) to have such One Year Property or such Wintergreen Property, as applicable, appraised by an Appraiser to make the determinations referred to below as to its then expected remaining useful life and expected residual value. Following such appraisal the Lessee may renew this Lease for a five year Renewal Term for such One Year Property or such Wintergreen Property, as applicable. The Basic Rent during such Renewal Term shall be the Fixed Rate Renewal Rent for the Maximum Term, and for the balance of such Renewal Term shall be the Fair Market Rental Value of such One Year Property or such Wintergreen Property, as applicable, as determined prior to the commencement of such Renewal Term. Maximum Term for each of the One Year Properties and for each of the Wintergreen Properties described in clauses (vi)-(viii) means the lesser of five years and the period ending on the date as of which such Appraiser determines that (A) the sum of the Basic Term, the Fixed Rate Renewal Terms and such Maximum Term does not exceed eighty percent of such Property's remaining economic useful life as of the Original Closing Date, and (B) the expected residual value of such One Year Property or such Wintergreen Property at the end of the Maximum Term is not less than 20 percent of the Lessor's Cost for such One Year Property or such Wintergreen Property, determined without regard to the effects of inflation or deflation from the Original Closing Date. If the Lessee desires to renew any Four Year Property at the end of the second Fixed Rate Renewal Term, it may exercise its renewal option (as described in the prior paragraph) for a Renewal Term of five years during which the Basic Rent for the first four years of the Renewal Term shall be the Fixed Rate Renewal Rent and for the last year of the Renewal Term shall be the Fair Market Rental Value for such period, determined at the time of the renewal. At the end of any such third Renewal Term with respect to any Wintergreen Property the Lessee may exercise Fair Market Renewal Terms as described in the prior paragraph.

     If the Lessor and the Lessee cannot agree on the amount of the Fair Market Rental Value, such Fair Market Rental Value shall be determined by the Appraisal Procedure. The first Renewal Term for a Property shall commence at the expiration of the Basic Term and each other Renewal

     Term for such Property to commence at the expiration of the preceding Renewal Term; provided, however, that in order to exercise such option to renew this Lease for any Renewal Term, the Lessee shall give the Lessor written notice of its election to renew at least 360 days prior to the expiration of the Basic Term or the Renewal Term then in effect, as the case may be, provided that such notice may be revoked by the Lessee for any reason so long as the Lessor has no less than 270 days' irrevocable notice of such revocation prior to the commencement of the new Renewal Term. The Lessee shall have no right to extend the Lease Term except as provided in this Article 5. During the Renewal Terms, Basic Rent for the Properties shall be payable to the Lessor by the Lessee semiannually, in advance, on the Rent Payment Dates.

5.2  Lease Provisions Applicable

     All the provisions of this Lease shall be applicable during each Renewal Term, except (a) the amount of each installment of Basic Rent which shall be determined as provided in Section 5.1 hereof and (b) the Stipulated Loss Values for the Properties shall for all Renewal Terms be equal to the Stipulated Loss Value for such Properties on the last day of the Basic Term.

6.   EARLY TERMINATION;

6.1  Early Termination Options

(a) The Lessee, for any reason, in its sole discretion, on an Anniversary, or annually thereafter on any anniversary of an Anniversary, provided that at least 360 days' prior written notice is provided to the Lessor (provided that such notice may be revoked by the Lessee for any reason prior to the date which is 270 days before the relevant Anniversary or anniversary or as permitted pursuant to Section 6.1(d)) may terminate this Lease in accordance with this Section 6.1 as to any entire Property or Properties, in each case, only if such Property or Properties are not subject to an Event of Loss or Event of Taking or any event which with the giving of notice or the lapse of time or both would constitute an Event of Loss or Event of Taking. Except as otherwise provided herein, if the Lessee so elects to terminate this Lease, the Lessee shall vacate such Property (unless it becomes subject to a Partial Occupancy Lease or a FMV Lease) on or before the Anniversary or anniversary on which this Lease shall terminate with respect thereto and return such Property to Lessor in accordance with Article 12 of this Lease. In the case of a termination relating to one or more of the Bank Branch Properties, if the Lessee so elects in the termination notice, the bank lobby space located in some or all of the Bank Branch Property or Bank Branch Properties to be terminated will then become subject to a Bank Branch Lease. The sum of (i) the Lessor's Cost for such Property or Properties to be terminated pursuant to this Section 6.1(a) (and for the portion of any Property or Properties to be subleased pursuant to an AFR Sublease), plus (ii) the Lessor's Cost for any other Property or Properties previously so terminated pursuant to this
     Section 6.1(a) (and any portion of any Property or Properties previously subleased pursuant to an AFR Sublease and for any FMV Property or FMV Properties terminated pursuant to Section 3.1(c)), plus (iii) $12,996,720 (which amount represents four percent (4%) of Total Original Lessor's Cost which will not be terminated pursuant to this Section 6.1(a) but was terminated pursuant to the Original Leases prior to the date hereof, less
     (iv) the Lessor's Cost for any portion of any Property or Properties leased to the Lessee pursuant to a Partial Occupancy Lease (but only for so long as such portion remains subject to a Partial Occupancy Lease), expressed as a percentage of Total Original Lessor's Cost, may not exceed the percentages of Total Original Lessor's Cost set forth in the table below, except as set forth in the next paragraph and except to the extent attributable to less than a single floor of a Property which is to be leased pursuant to a Partial Occupancy Lease or subleased pursuant to an AFR Sublease.

     Consequently, and in all events (except to the extent attributable to less than a single floor of a Property), Properties representing a combined 46% of Total Original Lessor's Cost may not be terminated pursuant to the Original Leases or pursuant to this Section 6.1(a) (excluding any portion of any Property leased to the Lessee pursuant to a Partial Occupancy Lease, so long as such portion remains subject to a Partial Occupancy Lease). Any termination of Properties pursuant to this Section 6.1(a) shall not result in a reduction of Basic Rent. The percentages referenced above are as follows:

                        Total Joint
                     Maximum Cumulative
      Anniversary       Percentages
     -------------   ------------------
     June 10, 2004           21%
     June 10, 2009           38%
     June 10, 2015           54%

(b) In addition to the termination option in paragraph (a) above (and subject to the terms thereof with respect to notice and that no Event of Loss or Event of Taking or event which with the passage of time or giving of notice would constitute an Event of Loss or Event of Taking, is then continuing), the Lessee (if the Lessee has not terminated the maximum Lessor's Cost pursuant to Section 6.1(a)) may, for any reason, in its sole discretion, in the same notice as referenced in Section 6.1(a), on each Anniversary, or annually thereafter on any anniversary of an Anniversary, terminate one entire Property (the Carryover Property) from this Lease if the sum of the Lessor's Cost of the Carryover Property plus the Lessor's Cost of Properties (excluding any portion of a Property leased to Lessee pursuant to a Partial Occupancy Lease, so long as such portion remains subject to a Partial Occupancy Lease) previously terminated pursuant to Section 6.1(a), plus the Lessor's Cost of any portion of a Property subleased pursuant to an AFR Sublease, plus the Lessor's Cost of any FMV Properties previously terminated pursuant to Section 3.1(c), exceeds (such excess being referred to as the Cost Excess) the Total Joint Maximum Cumulative Percentage of Lessor's Cost which can otherwise be terminated pursuant to Section 6.1(a), but will not exceed such Total Joint Maximum Cumulative Percentage on the next Anniversary (it being agreed that the maximum terminations pursuant to Sections 6.1(a) and (b) hereof is 54% of Total Original Lessor's Cost). No termination of Properties pursuant to this Section 6.1(b) shall result in a reduction of Basic Rent. No more than one Carryover Property may be terminated pursuant to this paragraph (b) on an Anniversary or during the period until the next Anniversary. In the termination notice the Lessee may elect to enter into a Bank Branch Lease in the Carryover Property if it is also a Bank Branch Property.

     On the date a Carryover Property is terminated from this Lease, Lessee shall vacate such Property on or before such date and the related Property shall be returned to the Lessor pursuant to Article 12 of this Lease. There shall be no reduction in Basic Rent as a result of such termination and the Lessee shall continue to pay Basic Rent to the Lessor until the next Anniversary as if the maximum (but no more than the maximum) terminations had occurred pursuant to Section 6.1(a); provided that if such Carryover Property will be subject to a Bank Branch Lease during such period, the rent which would otherwise be due under such Bank Branch Lease during such period will be reduced by an amount equal to the Bank Branch Lease rent multiplied by a fraction, the numerator of which is the Cost Excess and the denominator of which is the Lessor's Cost of such Carryover Property. The Lessor's Cost of a Carryover Property so terminated shall reduce the percentage of Lessor's Cost of Properties which the Lessee can terminate pursuant to Section

     6.1(a) on or after the next Anniversary to the extent of the Cost Excess. After a Carryover Property is so terminated, the Lessee shall continue to pay Basic Rent (as provided in the second sentence of this paragraph) but otherwise have no other obligations under this Lease (except for accrued obligations), any indemnities (except to the extent indemnities would otherwise survive a Lease termination) or otherwise with respect to the Carryover Property.

(c)  Upon a Bank Branch Property being terminated from this Lease pursuant to
     Section 6.1(a) or (b) and the Lessee having elected to enter into a Bank Branch Lease for the first floor space within such Bank Branch Property or, in the case of the Bank Branch Property located at 1111 East Main Street, Richmond, for the "A" level or plaza level space or, in the case of the Bank Branch Property located at 100 S. Charles Street, Baltimore, for the first or second level retail space, then being used by the Lessee as a retail bank or to support the operation of a retail bank, the Lessee and Termination Transferee (if any) shall, so long as no Special Default or Lease Event of Default has occurred and is continuing, enter into a Bank Branch Lease prior to such termination. Notwithstanding the foregoing, in the case of a termination of a Bank Branch Property pursuant to Section 6.2 where the Lessor does not retain such Bank Branch Property, Lessor shall execute the Bank Branch Lease prior to such termination and assign to the purchaser under Section 6.2 the Lessor's rights and obligations under such Bank Branch Lease, which Bank Branch Lease shall specify (i) that after such assignment Lessor shall have no liability or obligations as a result of such Bank Branch Lease and (ii) that if such purchaser does not purchase as contemplated by Section 6.2, such Bank Branch Lease shall be deemed terminated in all respects. The rent under each Bank Branch Lease shall be the lower of (x) the Average Annual Rent Factor multiplied by the Lessor's Cost of such bank space (which Lessor's Cost of such bank space shall be determined by allocating the Lessor's Cost of the related Property pro rata based on Square Feet) and (y) the Fair Market Value Rent (taking into account the other terms of the Bank Branch Lease) of such bank space. The initial term of each Bank Branch Lease shall be as selected by the Lessee, but shall not be less than three or more than ten years.

(d) The Lessee shall have the right, subject to Section 6.1(e), to make the termination of any Property pursuant to Section 6.1(a) subject to the condition that the following events must occur prior to or simultaneously with such termination: (i) the Security Documents shall cease to be in effect or the relevant Property shall from and after the next Anniversary be released from the Lien of the Security Documents and (ii) a Termination Transferee shall have entered into a Partial Occupancy Lease with the Lessee with respect to any portion of such Property identified by the Lessee in the notice referred to in Section 6.1(e)(i) as being subject to the proposed Partial Occupancy Lease.

(e) The Lessee shall only be entitled to exercise its right to make its termination option with respect to any Property under Section 6.1(a) conditional pursuant to Section 6.1(d) if: (i) the Lessee shall notify the Lessor in writing between 540 and 270 days prior to an Anniversary that it intends to keep possession of a portion of such Property, which notice shall identify the portion of any Property which is to be subject to a Partial Occupancy Lease either by reference to the portion of such Property which the Lessee intends to retain possession of or by reference to the portion of such Property which the Lessee intends to vacate, (ii) the portion of such Property which is to be subject to a Partial Occupancy Lease shall consist of one or more entire floors of each relevant Property and does not include any partial floors, (iii) the Lessee shall pay for all reasonable costs of completing necessary Demising Work in such Property in accordance with Section 6.5, (iv) if the Termination Transferee to whom the Property subject to a Partial Occupancy Lease is transferred is the Owner Participant or an Affiliate of the Owner Participant, the Lessee shall pay such portion of the Transfer and similar taxes as are determined by multiplying such taxes by a fraction, the numerator of which is the Lessor's Cost of the portion of the Property subject to the Partial Occupancy Lease and the denominator of which is the total Lessor's Cost for the Property, and (v) after giving effect to all terminations then requested by the Lessee on such Anniversary, the Lessee would have terminated this Lease with respect to at least the Total Joint Maximum Cumulative Percentage of Total Original Lessor's Cost permitted for such Anniversary in Section 6.1(a), and provided that any portion of a Property leased to the Lessee pursuant to a Partial Occupancy Lease shall (so long as such portion remains subject to a Partial Occupancy Lease) be deemed to still be subject to this Lease for purposes of determining whether or not the Total Joint Maximum Cumulative Percentages in Section 6.1(a) have been exceeded and for purposes of Section 3.1(a) and (b). The Lessor and the Owner Participant shall be obligated to notify the Lessee and the Indenture Trustee within 60 days after receipt of the notice described in Section 6.1(e)(i) whether or not the Lessor and the Owner Participant expect to be able to satisfy the conditions set forth in Section 6.1(d). The Lessor or the Owner Participant will promptly notify the Lessee and the Indenture Trustee if, at any time after the Lessor or the Owner Participant notified the Lessee and the Indenture Trustee pursuant to the preceding sentence that the Lessor and the Owner Participant expect to be able to satisfy the conditions set forth in Section 6.1(d), it becomes likely that the Lessor or the Owner Participant will not be able to satisfy such conditions.

(f) In the event that the termination of any Property can not be completed as a result of the failure of the conditions set forth in Section 6.1(d) to be satisfied, the Lessee shall have the option to sublease the portion of such Property which was not identified by the Lessee as being subject to the proposed Partial Occupancy Lease in the notice referred to in Section 6.1(e)(i), to a Termination Transferee selected by the Lessor (which must either be the Recourse Guarantor or an entity guaranteed by the Recourse Guarantor pursuant to a guaranty in form and substance reasonably acceptable to the Lessee) and the Lessor shall permit such sublease pursuant to an AFR Sublease. Any portion of a Property subleased to a Termination Transferee pursuant to an AFR Sublease shall be considered terminated from this Lease for purposes of determining whether or not the Total Joint Maximum Cumulative Percentages in Section 6.1(a) have been exceeded and for purposes of Section 3.1(a) and (b). If at any time any Property subject to an AFR Sublease is released from the Lien of the Security Documents, the relevant Termination Transferee and the Lessee shall promptly enter into a Partial Occupancy Lease relating to the portion of such Property that was not subject to an AFR Sublease and, upon execution of such Partial Occupancy Lease, (i) such AFR Sublease shall automatically terminate and (ii) this Lease shall automatically terminate with respect to such Property. If the Termination Transferee to whom the Property subject to a Partial Occupancy Lease is transferred is the Recourse Guarantor or an Affiliate of the Recourse Guarantor, the Lessee shall pay such portion of the Transer and similar taxes as are determined by multiplying such taxes by a fraction, the numerator of which is the Lessor's Cost of the portion of the Property subject to the Partial Occupancy Lease and the denominator of which is the total Lessor's Cost for the Property.

(g) For purposes of Section 6.1(a), the Lessor's Cost for any portion of any Property shall be determined by multiplying the Lessor's Cost for such Property in its entirety by a fraction, the numerator of which is the number of Square Feet included in such portion and the denominator of which is the total Square Feet of such Property.

(h) If at any time after the Lessee notifies the Lessor of its desire to terminate the Lease with respect to a Property pursuant to Section 3.1(c) or 6.1(a) and to enter into a FMV Lease or a Partial Occupancy Lease, as applicable, with respect to a portion of such Property, the Lessor and Owner Participant will use all reasonable efforts to cause such Property to be released from the

     Lien of the Security Documents (it being understood that a Property can not be released from the Lien of the Security Document unless either the conditions of Section 11.01 of the Indenture are satisfied or the Indenture Trustee has consented in writing to such release). If the Lessee has requested that this Lease be so terminated with respect to more than one Property pursuant to Section 3.1(c) or 6.1(a) and the Lessor and Owner Participant determine that they will be unable to cause all such Properties to be released from the Lien of the Security Documents, so that it will be necessary for one or more of such Properties to remain subject to the Lease and become subject to an AFR Sublease, the Lessor and Owner Participant shall use all reasonable efforts to cause the Property to be terminated from the Lease which minimizes the amount of Square Feet which will be subject to an AFR Sublease.

6.2  Obsolescence Termination

     In addition to the termination rights granted in Section 6.1 above, so long as no Special Default or Lease Event of Default has occurred and is continuing, the Lessee may, if it determines (as evidenced by a certificate of a Responsible Officer of the Lessee) one or more Properties is obsolete, surplus or uneconomic for its needs, on not less than 180 days' prior written notice to the Lessor (a Notice of Termination), terminate this Lease as to any such Property or Properties on a Rent Payment Date after December 10, 2004 (the Termination Date). The Notice of Termination may be revoked by the Lessee for any reason up to 30 days prior to the Termination Date (unless Lessor has previously given the notice contemplated in the next paragraph). Upon such termination election, the Lessee shall use all reasonable efforts to sell the Properties (subject to any Bank Branch Leases for such Properties, if any, which the Lessee elects in such Notice of Termination for any Bank Branch Properties being so terminated, and subject to any Senior Subleases) for cash to the highest bidder unrelated to the Lessee on such Termination Date. Lessor and Owner Participant may, but shall have no obligation to, attempt to locate a purchaser for such Property or Properties, provided that such attempts do not interfere with the Lessee's attempts to locate such a purchaser. In the event such a buyer is found, the Lessee shall vacate such Properties (except for any bank lobby space subject to such a Bank Branch Lease) and the sale shall occur on the Termination Date and, subject to the last sentence in this paragraph, net sales proceeds shall be paid to the Lessor. If the net sales proceeds received by the Lessor are less than the Stipulated Loss Value of such Properties on the Termination Date the Lessee shall pay to the Lessor on such Termination Date such shortfall and all other amounts then due, including any Supplemental Rent and Redemption Premium, if any, then due. If no such buyer is found by such Termination Date, the Lessee may elect to either continue this Lease without any such termination (provided, however, the Lessee may not withdraw (pursuant to this sentence or the first sentence of this paragraph) more than 5 termination notices in the aggregate and not more than one in any 18-month period, in each case for this Lease and any FMV Lease) or vacate such Property or Properties (it being understood that sublessees under Senior Subleases, and the Lessee as lessee under any such Bank Branch Lease, need not vacate) and pay to the Lessor the Stipulated Loss Value, the Redemption Premium and any other amounts then due for such Properties on such Termination Date and continue to attempt to find such a buyer. When such a buyer is ultimately found, the net proceeds of such sale shall be remitted to the Lessee up to an amount equal to and in reimbursement of the Lessee's payment of Stipulated Loss Value, the Redemption Premium and any other amounts then due and any excess shall be paid as provided in the next sentence. If the Lessee arranges for such a sale and has paid all Supplemental Rent and Redemption Premium, if any, then due and the net proceeds are in excess of Stipulated Loss Value, such excess proceeds shall be applied to reimburse the Lessee for the reasonable costs incurred in connection with such sale and the balance shall be paid to the Lessor.

     Upon Lessee's payment of all amounts due under this Section 6.2, and the assumption by the purchaser of any Bank Branch Leases in the terminated Property(ies), Lessor shall, at Lessee's expense, execute such deeds and other instruments of transfer as Lessee may reasonably request to effectuate the transfer to such purchaser, which transfer shall be without recourse or warranty, except as to the absence of Lessor's Liens.

     In the event the Lessee elects to terminate this Lease with respect to a Property or Properties as provided in this Section 6.2, the Lessor may elect to retain such Properties (by notice given to Lessee no later than 60 days after Lessor receives the Notice of Termination) and thereby relieve the Lessee from any obligation to pay Stipulated Loss Value (but the Lessee shall nonetheless pay any Redemption Premium, if any, and Supplemental Rent then due), provided that no such election shall be made unless the Lessor shall have deposited funds with the Indenture Trustee sufficient to pay the Allocable Portion of the Notes in full on the Termination Date. This Lease will so terminate with respect to such Property or Properties whether or not such Allocable Portion is so paid. Upon such termination the Lessor will transfer such Property or Properties to such other Person as it shall determine, but at the sole cost and expense of the Owner Participant, including as to transfer taxes.

6.3  Effect of Termination

     Upon compliance by the Lessee with the provisions of Section 6.2 with respect to termination of one or more Properties, the obligation of the Lessee to pay Basic Rent for the terminated Properties for any period after the Termination Date shall cease. Upon compliance by Lessee with the provisions of Section 6.1 or 6.2 with respect to termination of one or more Properties, the Lease Term shall end for such Properties and the obligations of the Lessee hereunder with respect to such Properties (other than any such obligations expressly surviving termination of this Lease) shall terminate as of the date of termination. In the event, for any reason, the purchaser fails to purchase a Property on the Termination Date, this Lease shall continue as to such Property, and the Lessee shall pay any costs incurred by Lessor, Owner Participant, the Pass Through Trustee or Indenture Trustee in connection therewith unless such failure resulted from a breach by a party of its obligations under the Operative Documents, in which case the Lessee shall not pay such party's costs.

6.4  Adjustment of Termination Percentages

     The Total Joint Maximum Cumulative Percentages set forth in Section 6.1(a) shall not be reduced upon the termination of this Lease as to a Property unless such termination is pursuant to Section 6.2, 14.1 or 14.3 hereof or
     Section 9.1 of the Participation Agreement only in the case where the Lessee elects to purchase the Property or Section 9.3 of the Participation Agreement (a Terminating Event), in which case each Total Joint Maximum Cumulative Percentage in Section 6.1(a) for an Anniversary that has not yet occurred shall equal:

     EP+((PA-EP) X (1-(TP/((1-CT)-EP))))

     EP = the Total Joint Maximum Cumulative Percentage for the Anniversary that has most recently occurred or, if no Anniversary has previously occurred, 0.04;

     PA = the Total Joint Maximum Cumulative Percentage being adjusted;

     TP = the percentage of Total Original Lessor's Cost represented by the Property being terminated;

     CT = the percentage of Total Original Lessor's Cost represented by the cumulative Properties previously terminated from the Lease pursuant to a Terminating Event, without regard of the Terminating Event giving rise to the current Section 6.4 adjustment.

     Each variable should be expressed as a decimal when calculating the Total Joint Maximum Cumulative Percentage and converted to a percentage after the calculation.

     For example, if during the fourth and eighth years of the Original Leases, Properties representing 40% and 10%, respectively, of total Lessor's Cost for all Properties originally subject to the Original Leases were terminated from the Original Leases (or this Lease, as the case may be) pursuant to a Terminating Event, the Total Joint Maximum Cumulative Percentage table of Section 6.1(a) would become as follows:

                              4th Year                   8th Year
                        Total Joint Maximum         Total Joint Maximum
      Anniversary    Cumulative Percentages/1/   Cumulative Percentages/1/
     -------------   -------------------------   -------------------------
     June 10, 2004            13.9167%                    13.9167%

     June 10, 2009            23.8333%                    21.6814%

     June 10, 2015            33.1667%                    28.9895%

6.5  Demising Work

     Any Demising Work required to be performed by Lessee: shall, in each instance, be completed as follows:

(a) Lessee shall prepare and submit to Owner Participant for Owner Participant's approval a preliminary space plan (the Preliminary Space
     Plan) in connection with the proposed separation of the Leased Premises from the Surrendered Premises. Owner Participant's approval shall not be unreasonably withheld or delayed and shall be given or withheld, or Owner Participant shall advise Lessee whether Owner Participant requires additional information in order to evaluate Lessee's request, within ten
     (10) days following Lessee's delivery to Owner Participant of the Preliminary Space Plan. If Owner Participant objects to the Preliminary Space Plan (or any revision thereof), Lessee shall deliver a revised Preliminary Space Plan to Owner Participant and the procedure will be repeated, if necessary, until a final space plan is approved. The final approved space plan is hereinafter referred to as the Final Space Plan. Owner Participant and Lessee shall work with one another reasonably and in good faith to resolve any differences concerning the Preliminary Space Plan and the Final Space Plan (or the Preliminary Drawings or Final Drawings hereafter referenced in Section 6.5(b)).

(b) From the Final Space Plan, Lessee shall prepare and submit to Owner Participant for Owner Participant's approval (which approval shall not be unreasonably withheld or delayed, and which shall be given or withheld, or Owner Participant shall advise Lessee whether Owner Participant requires additional information in order to evaluate Lessee's request, within ten
     (10)

----------
/1/ Total Joint Maximum Cumulative percentages of lessor's Cost for all Properties orginally subject to the Lease.

     days) following Lessee's delivery to Owner Participant of, one-eighth inch (1/8") architectural, mechanical, electrical, lighting, plumbing and (if reasonably requested by Owner Participant) floor load working drawings together with specifications necessary to complete all of the proposed improvements shown on the Final Space Plan (collectively, the Preliminary Drawings). If Owner Participant objects to the Preliminary Drawings (or any revision thereof), Lessee shall deliver revised Preliminary Drawings to Owner Participant and the procedure will be repeated, if necessary, until final drawings are approved. The final approved drawings are hereinafter referred to as the Final Drawings.

(c) Lessee will cause the Demising Work to be constructed in substantial accordance with the Final Drawings. Owner Participant and the Lessor shall be deemed to have waived Lessee's performance of any Demising Work not shown on the Final Drawings except to the extent required to satisfy Applicable Laws. Owner Participant 's review of Space Plans and Drawings under Sections 6.5(a) and (b) is for Owner Participant's purposes only, and not a representation or warranty that the work to be performed pursuant thereto meets all Applicable Laws.

(d) In connection with the Demising Work, Lessee shall file all drawings, plans and specifications, pay all fees and obtain all permits and applications from any authorities having jurisdiction and perform all Demising Work in compliance the requirements of such permits and applications; and Lessee shall promptly obtain, if required, a permanent certificate of occupancy and all other approvals required of Lessee to use and occupy the Leased Premises.

(e) Lessee shall have the right to select the general contractor and subcontractors for the Demising Work, provided that Lessee shall not use a contractor or subcontractor as to which Owner Participant shall reasonably object within ten (10) days following Lessee's notice to Owner Participant of the identity of such contractor(s) and subcontractor(s) as Lessee has selected.

(f) The parties shall cooperate with each other in good faith and coordinate the scheduling of the Demising Work in an effort to complete the same in a timely manner. Owner Participant, Lessor and Lessee shall be commercially reasonable in agreeing to non-material reconfigurations of the boundaries of the Leased Premises to facilitate Lessee's construction of demising walls for the Leased Premises.

(g) All of the Demising Work shall be done in conformity with Applicable Laws and at Lessee's expense, including, without limitation, building permit fees, other fees, architectural and engineering expenses and other expenses relating thereto. Lessee may request Owner Participant's review of Preliminary Space Plans or Preliminary Drawings before Lessee's notification to Owner Participant or Lessor of Lessee's election to remove Surrendered Premises from the Leased Premises to facilitate Lessee's understanding of the potential approximate costs associated therewith.

6.6  Sublessee Options

     If at the time this Lease is to be terminated with respect to any Property pursuant to Section 3.1 or Section 6.1 or at the time any portion of any Property is to be subleased pursuant to an AFR Sublease, a sublessee of any portion of such Property has the option to sublease from the Lessee additional space in such Property at a fair market value rent (including by way of any right of first refusal or similar right), the Lessor and Owner Participant agree, and will cause any relevant Termination Transferee to agree, to honor the terms of such option as if it was an option granted to such permitted sublessee by the Lessor, Owner Participant or relevant Termination Transferee, as the case may be.

7.   CONDITION AND USE OF PROPERTIES

7.1  Waivers

     The Properties are demised and let by the Lessor "AS IS" in their present condition, subject to (a) the rights of any parties in possession thereof,
     (b) the state of the title thereto existing at the time the Lessor acquired title to such Properties, (c) any state of facts which an accurate survey or physical inspection might show (including the surveys delivered on the Closing Date), (d) all Applicable Laws and Regulations, (e) any violations of Applicable Laws and Regulations which may exist at the commencement of the Lease Term and (f) the presence or potential presence of any Hazardous Material at, on or under any Properties or any property in the vicinity of the Properties. The Lessee has examined the Properties and has found the same to be satisfactory for all purposes of this Lease (without waiving any rights Lessee may have against any contractor, subcontractor or supplier). NONE OF THE LESSOR (EITHER IN ITS INDIVIDUAL OR TRUST CAPACITIES), THE OWNER PARTICIPANT, THE INDENTURE TRUSTEE OR THE PASS THROUGH TRUSTEE (EITHER IN ITS INDIVIDUAL OR TRUST CAPACITIES) HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WHATSOEVER OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, HABITABILITY, MERCHANTABILITY, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTIES (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTIES (OR ANY PART THEREOF) AND NONE OF THE LESSOR (EITHER IN ITS INDIVIDUAL OR TRUST CAPACITIES), THE OWNER PARTICIPANT, THE INDENTURE TRUSTEE OR THE PASS THROUGH TRUSTEE (EITHER IN ITS INDIVIDUAL OR TRUST CAPACITIES) SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR FOR THE FAILURE OF THE PROPERTIES TO BE CONSTRUCTED IN ACCORDANCE WITH THE PLANS AND SPECIFICATIONS, THE COMPLIANCE OF ITS PLANS AND SPECIFICATIONS WITH APPLICABLE LAWS AND REGULATIONS OR THE FAILURE OF THE PROPERTIES, OR ANY PART THEREOF, OTHERWISE TO COMPLY WITH ANY APPLICABLE LAWS AND REGULATIONS except that the Lessor hereby represents, warrants and covenants that the Properties are and shall be free of Lessor Liens. It is agreed that the Lessee is fully familiar with the Properties, has been afforded full opportunity to inspect the Properties, is satisfied with the results of its inspections of the Properties for all purposes of this Lease (without waiving any rights Lessee may have against any contractor, subcontractor or supplier) and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the preceding sentence, as between the Lessor, the Owner Participant, the Indenture Trustee or the Pass Through Trustee, on the one hand, and the Lessee, on the other, are to be borne by the Lessee. The provisions of this Article 7 have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, the Owner Participant, the Indenture Trustee or the Pass Through Trustee, express or implied, with respect to the Properties, that may arise pursuant to any law now or hereafter in effect, or otherwise.

8.   LIENS; TAXES

8.1  Liens

     The Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Properties, this Lease or the leasehold estate created hereby, any Basic Rent or Supplemental Rent, title thereto or any interest therein, or the rentals payable with respect to any subletting of the Properties, including all Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Properties or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee (from other than the Lessor, the Owner Participant or any Termination Transferee) or Alterations constructed by the Lessee and not financed by the Lessor, except in all cases Permitted Liens. The Lessee shall promptly, but not later than thirty (30) days after notice thereof, at its own expense, take such action as may be necessary duly to discharge or eliminate or bond in a manner reasonably satisfactory to the Lessor any such Lien (other than Permitted Liens) if the same shall arise at any time; provided, however, that the Lessee shall not be required to so discharge or bond any such Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any part of the Properties or title thereto or any interest therein or the payment of Rent.

     Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, express or implied, to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Properties or any part thereof, which would result in any liability of the Lessor for payment therefor. Notice is hereby given that the Lessor will not be liable for any labor, services or materials furnished or to be furnished to the Lessee, or to anyone holding an interest in the Properties or any part thereof through or under the Lessee, and that no mechanic's or other Liens for any such labor, services or materials shall attach to or affect the interest of the Lessor in and to the Properties.

     With respect to any Property located in the State of Florida, Lessor hereby NOTIFIES ALL MECHANICS, MATERIALMEN AND OTHER LIENORS THAT PURSUANT TO FLORIDA STATUTES (S) 713.10, ANY LIENS UNDER FLORIDA STATUTES CH. 713 SHALL EXTEND TO, AND ONLY TO, THE RIGHT, TITLE AND INTEREST OF THE PERSON WHO CONTRACTS FOR THE IMPROVEMENT IN QUESTION AND THAT NEITHER THE INTEREST OF LESSOR NOR ANY SUPERIOR INTEREST IN SUCH PROPERTY OR IN ANY OTHER PORTIONS OF THE BUILDING AND LAND OF WHICH THE PROPERTY IS A PART SHALL BE SUBJECT TO LIENS FOR ANY IMPROVEMENTS, SERVICES OR MATERIALS MADE BY, CONTRACTED FOR OR OTHERWISE AUTHORIZED BY LESSEE OR BY ANY EMPLOYEE, CONTRACTOR OR AGENT OF LESSEE. Lessee agrees that prior to contracting for any improvements, services or materials to be made in or delivered to any Property located in the State of Florida, Lessee shall notify the contractor of the foregoing provisions. Lessee further agrees that upon request of Lessor, Lessee shall execute a notice which sets forth the foregoing provisions, which notice may be recorded by Lessor in the public records of the county where the applicable Property is located.

8.2  Taxes

(a) Subject to the provisions hereof relating to contests, Lessee shall pay and discharge, before any interest or penalties are due thereon, all of the following taxes, charges, assessments, levies and other items (collectively, "tax" or "taxes"), even if unforeseen or extraordinary, which are imposed or assessed during the Lease Term, regardless of whether payment thereof is due prior to, during or after the Lease Term: all taxes of every kind and nature (including, without limitation, real, ad valorem, personal property, and sales and use tax), on or with respect to the Properties (including, without limitation, any taxes assessed against Lessor's fee estate in the Land or Improvements or against any real property other than the Properties which is included within the tax parcel which includes the Properties), the Basic Rent and Additional Basic Rent (including, without limitation, ad valorem taxes) payable hereunder, this Lease or the leasehold estate created hereby; all charges and/or assessments for any easement or agreement maintained for the benefit of the Properties; and all general and special assessments, levies, water and sewer assessments and other utility charges, use charges, impact fees and rents and all other public charges and/or taxes whether of a like or different nature. Lessor and Owner Participant shall promptly deliver to Lessee any bill or invoice Lessor or Owner Participant receives with respect to any tax; provided, that the Lessor's and Owner Participant's failure to deliver any such bill or invoice shall not limit Lessee's obligation to pay such tax. Lessor and Owner Participant agree to cooperate with Lessee to enable Lessee to receive tax bills directly from the respective taxing authorities. Nothing herein shall obligate Lessee to pay, and the term "taxes" shall exclude, federal, state or local (i) franchise, capital stock or similar taxes, if any, of Lessor or Owner Participant,
     (ii) income, excess profits or other taxes, if any, of Lessor or Owner Participant, determined on the basis of or measured by Lessor's or Owner Participant's net income, (iii) any estate, inheritance, succession, gift, capital levy or similar taxes of Lessor or Owner Participant, (iv) taxes imposed upon Lessor or Owner Participant under Section 59A of the Internal Revenue Code of 1986, as amended, or any similar state, local, foreign or successor provision, (v) any amounts paid by Lessor or Owner Participant pursuant to the Federal Insurance Contribution Act (commonly referred to as FICA), the Federal Unemployment Tax Act (commonly referred to as FUTA), or any analogous state unemployment tax act, or any other payroll related taxes, including, but not limited to, any required withholdings relating to wages, (vi) except as provided in Section 6 and Section 14 herein, any taxes in connection with the transfer or other disposition of any interest, other than Lessee's (or any person claiming under Lessee), in the Properties or this Lease, to any person or entity, including, but not limited to, any transfer, capital gains, sales, gross receipts, value added, income, stamp, real property gains or withholding tax, and (vii) any interest, penalties, professional fees or other charges relating to any item listed in clauses (i) through (vi) above; provided, further, that Lessee is not responsible for making any additional payments in excess of amounts which would have otherwise been due, as tax or otherwise, but for a withholding requirement which relates to the particular payment and such withholding is in respect to or in lieu of a tax which Lessee is not obligated to pay; and provided, further, that if at any time during the Lease Term, the method of taxation shall be such that there shall be assessed, levied, charged or imposed on Lessor a tax upon the value of the Properties or any present or future Improvement or Improvements on the Properties, including any tax which uses rents received from Lessee as a means to derive value of the property subject to such tax, then all such levies and taxes or the part thereof so measured or based shall be payable by Lessee, but only to the extent that such levies or taxes would be payable if the Properties were the only property of Lessor and/or Owner Participant, and Lessee shall pay and discharge the same as herein provided. In the event that any assessment against the Properties is payable in installments, Lessee may pay such assessment in installments; and in such event, Lessee shall be liable only for those installments which become due and payable prior to or during the Lease Term, or which are appropriately allocated to the Lease Term even if due and payable after the Lease Term. Lessee shall deliver, or cause to be delivered, to Lessor, Owner Participant and Indenture Trustee, promptly upon Lessor's, Owner Participant's or Indenture Trustee's written request, evidence satisfactory to Lessor, Owner Participant and Indenture Trustee that the taxes required to be paid pursuant to this Section 8.2 have been so paid and are not then delinquent.

(b) Lessee, at its own cost and expense, may contest (including seeking an abatement or reduction of) any taxes agreed to be paid hereunder; provided, that (i) Lessee first shall satisfy any Applicable Laws, including, if required, that the taxes be paid in full before being contested or, if not required to be paid in full, such contest shall suspend the collection of such taxes, (ii) no Lease Event of Default has occurred and is continuing and no Lease Event of Default shall occur as a result of such contest and
     (iii) failing to pay such taxes will not subject Lessor, Owner Participant or Indenture Trustee to criminal or civil penalties or fines or to prosecution for a crime, or result in the sale, forfeiture, termination, cancellation or loss of any portion of the Properties or any interest therein, any Basic Rent or any Additional Basic Rent. Lessee agrees that each such contest shall be promptly and diligently prosecuted to a final conclusion. Lessee shall pay and shall indemnify, defend and hold Lessor, Owner Participant and Indenture Trustee and all other Indemnitees harmless against any and all losses, judgments, decrees and costs (including, without limitation, all reasonable attorneys' fees and expenses) in connection with any such contest and shall promptly, after the final determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, and perform all acts the performance of which shall be ordered or decreed as a result thereof. At Lessee's sole cost, Lessor and Owner Participant shall assist Lessee as reasonably necessary with respect to any such contest, including joining in and signing applications or pleadings. Any rebate applicable to any portion of the Lease Term shall belong to Lessee. If at the time of any such contest a Lease Event of Default has occurred and is continuing, then Lessee shall post a bond or other security with and acceptable to Lessor and Indenture Trustee in their discretion in an amount equal to one hundred twenty-five percent (125%) of the amount being contested.

(c) In the event that Lessee shall be required pursuant to this Section 8.2 to pay, discharge or provide indemnity for, or make any other payment with respect to, any tax for which Lessee would not be obligated pursuant to
     Section 8.2(b) of the Participation Agreement, Owner Participant shall, on demand, reimburse and indemnify Lessee for any amount so paid or incurred by Lessee.

9.   MAINTENANCE AND REPAIR; ALTERATIONS, MODIFICATIONS AND ADDITIONS

9.1  Maintenance and Repair

     The Lessee, at its own expense, shall at all times (unless subject to an Event of Loss or an Event of Taking) (a) maintain the Properties in good order, repair and condition, ordinary wear and tear excepted, and to no less a standard than Lessee utilizes for other comparable properties owned or leased by it, (b) except to the extent Section 9.4 shall apply, maintain the Properties, and make all necessary repairs and Alterations to maintain the Properties, in accordance with all Applicable Laws and Regulations, and
     (c) comply with the standards imposed by any insurance policies required to be maintained hereunder which are in effect at any time with respect to the Properties or any part thereof, and shall take the preceding actions whether interior or exterior, structural or nonstructural, ordinary or extraordinary and foreseen or unforeseen whether or not such expenditures would constitute capital expenditures under GAAP if made by the owner of such property. The Lessee waives any right that it may now have or hereafter acquire to require the Lessor to (i) maintain, repair, replace, alter, remove or rebuild all or any part of the Properties or (ii) make repairs and Alterations (whether or not at the expense of the Lessor) pursuant to any Applicable Laws and Regulations or otherwise. The Lessee, at its own cost and expense, shall promptly replace or cause to be replaced all parts of the Improvements which may from time to time fail to function properly or become worn out, lost, stolen, destroyed, seized or confiscated, subject to a Condemnation, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever; provided, however, that the Lessee shall not be obligated to replace any part if (a) such part has become unnecessary or obsolete and its replacement is not necessary or customary for the proper functioning of the Improvements and
     (b) the failure to replace such part will not reduce (other than to a de minimis extent) the remaining useful life, fair market value or residual value of the Improvements, in each case assuming that the Improvements are then being operated and maintained in accordance with this Article 9. In addition, the Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any such parts, whether or not functioning properly, worn out, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that the Lessee will, at its own cost and expense, replace such parts as promptly as practicable and in accordance with the standards set forth in this Section 9.1. All replacement parts (hereinafter referred to as Replacement Parts) shall be free and clear of all Liens (except for Permitted Liens and except in the case of replacement parts temporarily installed on an emergency basis) and shall be in as good operating condition as, and shall have a value, useful life and utility at least equal to, the parts replaced, assuming such replaced parts were in the condition and repair required to be maintained by the terms hereof. Immediately upon any Replacement Part becoming incorporated or installed in or attached to any part of the Improvements as above provided, without further act (subject only to Permitted Liens and except in the case of replacement property temporarily installed on an emergency basis), (i) legal title to such Replacement Part shall there upon vest in the Lessor and shall become subject to this Lease, (ii) such Replacement Part shall be deemed part of the Improvements for all purposes hereof to the same extent as the parts originally incorporated or installed in or attached to the Improvements, and (iii) title to the replaced part shall thereupon vest in the Lessee free and clear of all rights of the Lessor, and shall no longer be deemed part of the Improvements.

9.2  Alterations

(a) (i) The Lessee may, without the consent of the Lessor, and without complying with the requirements of paragraph (b) of this Section 9.2, at the Lessee's own cost and expense, make Alterations to any Properties, so long as such Alterations (i) do not reduce the value, residual value and remaining useful life of such Property except to a de minimis extent (which for this purpose only shall mean a decrease in current market value or future residual value as of the applicable date for such Property shown on Schedule 3 of less than the lesser of $500,000 or 1% (in the aggregate for purposes of this Lease) of the then Fair Market Sales Value of such Property or a decrease of less than 2% in remaining useful life), (ii) do not cause such Property to become "limited use" property as defined in Rev. Proc. 2001-28, as amended, and (iii) do not change the use of such Property to a use other than a Permitted Use.

     (ii) The Lessee will give the Lessor advance written notice of any structural changes to a Property if the cost thereof is expected to exceed the lesser of $1,000,000 and 10% (in the aggregate for purposes of this Lease) of the Lessor's Cost of such Property.

     (iii) So long as no Special Default or Lease Event of Default has occurred and is continuing, the Lessee may remove any Severable Alteration not required by this Lease or Applicable Laws and Regulations at any time during or upon expiration of the Lease Term; provided, that the Lessee, at its cost and expense, shall restore the affected Properties to substantially the same condition as existed prior to any such Alteration.

     (iv) If the Lessee shall make or cause to be made any Alterations, it shall do so in a good, substantial and workmanlike manner and in compliance with all Applicable Laws and Regulations and free of all Liens other than Permitted Liens. Whenever the Lessee is required to perform any Alterations upon the Properties, the Lessee shall promptly commence the Alterations and, once commenced, diligently and continually pursue the completion of such Alterations within a reasonable time. If any Alterations are made following a Casualty, a Condemnation or an Event of Loss where this Lease continues, any Net Proceeds shall be disbursed pursuant to Section 14.2.

(b) Notwithstanding the foregoing, the Lessee may decide in its sole discretion to construct additions which may be substantial (the Additions) to a Property which Additions will remain owned by the Lessee or its designees so long as (i) such Additions do not reduce the current market value of such Property, future residual value for such Property or remaining useful life of such Property; provided that in the case of a Property located in
     (A) College Park, Georgia, (B) Triad Center, Greensboro, North Carolina, and (C) 8011 Villa Park, Richmond, Virginia (the Improved Properties), such Additions may reduce, but by no more than a de minimis amount (which for these purposes shall not exceed the lesser of $1,000,000 and 10% (in the aggregate for purposes of this Lease) of the Lessor's Cost of such Improved Property), the value or residual value of such Improved Property, (ii) the cross-easements referenced in the penultimate sentence of this paragraph are permitted by Applicable Laws and Regulations, (iii) such Property has available to it the number of parking spaces equal to the greater of (x) those required by Applicable Laws and Regulations and (y) those that maintain the same ratio of Square Feet in such Property to parking spaces available to such Property after such Additions as existed before such Addition, (iv) there are no unindemnified tax consequences to the Owner Participant, (v) no Special Default or Lease Event of Default is continuing when construction of such Addition is commenced and (vi) the Lessee shall comply with Section 9.2(a)(iv). Notwithstanding the foregoing, no such Additions shall be constructed if such construction or any related events may result in material adverse tax consequences to the Owner Participant (regardless of whether the Owner Participant is indemnified for such adverse consequences) unless (A) the Lessee satisfies the Rating Test and
     (B) Owner Participant receives an opinion from counsel selected by the Lessee and reasonably acceptable to the Owner Participant, that there is at least "more likely than not" authority for the federal income tax position which the Lessee requests the Owner Participant to assume. Subject to the foregoing, Lessor agrees, at the Lessee's expense, to enter into appropriate cross-easements with respect to any such Addition and its related Improvements so that both properties can be effectively and efficiently utilized; provided, however, that any Addition constructed by Lessee pursuant to this paragraph (b) shall contain heating, ventilating, cooling and life safety facilities and equipment separate and distinct from the Improvements, and shall not interfere with or overburden any sewer, water, natural gas, electric, telephone and other utilities serving the Improvements. The use and operation of such Addition shall not unreasonably interfere with the use and operation of the Property (except to the extent the

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

     Improvements and the Addition share equipment, facilities and parking areas pursuant to appropriate cross-easements) and shall not materially increase the cost of the use and operation of the Improvements.

(c) If the Lessee is prevented from constructing an Addition or Alteration to a Property as a result of the operation of Section 9.2(d)(z) or the proviso which follows Section 9.2(d)(z), the Lessee may exercise its rights set forth in clause (iii) of the first sentence of Section 9.3 of the Participation Agreement if within 90 days after the Lessee has Actual Knowledge that it has been so prevented it sends written notice to the Lessor, the Owner Participant and the Indenture Trustee exercising such right and specifying the date of purchase pursuant to such clause (iii); provided however, that the Lessee may not purchase such Property under such clause (iii) if (1) within 15 days of the date of Lessee's written notice of such exercise the Indenture Trustee and the Lessor each waive the requirements set forth in Section 9.2(d)(z) and the proviso that follows
     Section 9.2(d)(z) and, as a result, permit the Alteration or Addition to be constructed on such Property or (2) within 15 days of the date of Lessee's written notice of such exercise, the Lessor or Owner Participant elects to prepay the Allocable Portion of the Notes relating to such Property (and pay any related Redemption Premium pursuant to the Indenture it being agreed that such Redemption Premium shall be paid by the Lessee on the date specified in such election by the Lessee for the purchase of such Property), whereupon the Lessee may proceed to construct such Alteration or Addition, and such Property shall remain subject to this Lease and the Security Documents; provided that the Owner Participant or the Lessor may not so elect unless the Lessor or the Owner Participant shall have deposited with the Indenture Trustee funds sufficient to pay such Allocable Portion of the Notes and Redemption Premium in full on such date. There shall be no reduction of Basic Rent as a result of the prepayment contemplated in clause (2) of the immediately preceding proviso.

(d) In the event an Addition or an Alteration would result in a decrease in value and/or residual value of a Property such that they would not be permitted pursuant to Section 9.2(a) or (b), the Lessee may nonetheless make such Addition or Alteration if (x) the other requirements of such
     Section 9.2(a) or (b) are satisfied, (y) the Lessee pays to the Lessor the present value of the amount of such diminution in residual value, discounted at 10.769% per annum, but grossed up so that the Owner Participant is whole on an After-Tax Basis and (z) the loan to value ratio for such Property does not increase above 90% when such Alteration or Addition is completed as determined before construction of such Addition or Alteration has commenced by comparing the Allocable Portion of the Notes for such Property to the expected Fair Market Sales Value of such Property after such Addition or Alteration, as determined by the Appraisal Procedure; provided that if at the time of the commencement of such Appraisal Procedure the Lessee making such Addition or Alteration does not satisfy the Rating Test then, if Notes are outstanding, no Addition or Alteration which decreases the value and/or residual value of a Property may be made; provided further that the preceding clause (z) and the preceding proviso shall only apply so long as the Notes originally issued under the Indenture remain outstanding and shall not apply during any period during which the maturity of such Notes has been extended for any reason. For the purpose of calculating the residual value pursuant to clause (x) above, each Property will be assumed to be terminated from this Lease on the date set forth in Schedule 2 or, if such calculation is being made following such date, on the next Anniversary on which such Property could be so terminated. The Lessee may not make such Additions or Alterations with respect to a Property if the aggregate payments made and to be made pursuant to this paragraph (before gross-up) will exceed 25% of the Lessor's Cost of such Property (as inflated in the same proportion that by CPI has increased from the month of June, 1997 to the most recent date prior to such payment as of which CPI has been published).

(e) The Lessee shall make such Alterations to the Properties as may be required from time to time (i) to comply with all Applicable Laws and Regulations (subject to the contest rights set forth in Section 9.4) and with Section
     9.1 and (ii) following a Casualty, Condemnation or Event of Loss (in any instance where the provisions of Section 14.1(ii) shall apply), to restore the Improvements to their respective condition prior to a Casualty or Condemnation, and will maintain such Alterations as provided in Section 9.1 hereof; provided that in the case of a Condemnation, the Lessee's obligation will be to restore the Improvements to such condition as close as possible under the circumstances to the condition prior to such Condemnation.

9.3  Title to Alterations

     Title to all Alterations shall without further act vest in the Lessor and shall be deemed to constitute a part of the related Property and be subject to this Lease in the following cases:

     (a) such Alteration shall be in replacement of or in substitution for a portion of the Improvements;

     (b) such Alteration shall be required to be made pursuant to the terms of Sections 9.1 or 9.2(e) hereof;

     (c)  such Alteration shall be Nonseverable;

     (d) such Alteration shall be financed by or through the Lessor in accordance with Article XI of the Participation Agreement or otherwise; or

     (e) such Alteration shall be Severable and is not removed by the Lessee upon the end of the Lease Term for the related Property.

     The Lessee shall, at the Lessor's request, execute and deliver any deeds or assignments reasonably necessary to evidence the vesting of such title in and to such Alterations in the Lessor. If such Alteration is not within any of the categories set forth in clauses (a) through (e) of this Section 9.3, then title to such Alteration shall vest in the Lessee or its designee.

9.4  Permitted Contests

     If, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Laws and Regulations relating to the use, operation or maintenance of the Properties or any Alterations to the Properties shall be prosecuted diligently and in good faith by the Lessee or (b) compliance with any Applicable Laws and Regulations shall have been excused or exempted by a valid nonconforming use permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Laws and Regulations as provided in this Article 9 or elsewhere in this Lease but only if and so long as no Special Default or Lease Event of Default shall have occurred and be continuing and such test, challenge, appeal, proceeding or noncompliance shall not involve (i) a material risk of foreclosure, sale, forfeiture or loss of any part of the Properties, (ii) a material risk of extending the ultimate imposition of such Applicable Laws and Regulations beyond the expiration of the related Property's Basic Term or then current Renewal Term, as the case may be,
     (iii) any risk of any criminal liability being imposed on the Lessor, the Owner Participant, the Indenture Trustee or the Pass Through Trustee, (iv) a material risk of any governmental or judicial action which might adversely affect the Lien of the Security Documents, or Lessor's ownership interests in the Properties or the value or utility of the

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

     Properties unless stayed during the pendency of any such test, challenge, appeal, proceeding or noncompliance, or (v) any material risk of material loss of enjoyment of, or material interference with, the use, possession or disposition of the Properties. Notwithstanding the foregoing, the Properties must be in compliance with Applicable Laws and Regulations at the time of any return of such Property to Lessor pursuant to Article 12 hereof.

     The Lessor will not be required to join in any proceedings pursuant to this
     Section 9.4 unless a provision of any Applicable Laws and Regulations requires, or in the good faith opinion of the Lessee, it is helpful to the Lessee that such proceedings be brought by or in the name of Lessor. In any such event, the Lessor will join in the proceedings or permit them to be brought in its name if the Lessee pays all related reasonable expenses. Lessor, at the cost and expense of Lessee, shall use reasonable good faith efforts to cooperate with Lessee in any such contest.

9.5  Environmental Compliance

     Lessee shall:

     (a) maintain the Properties in compliance with all applicable Environmental Laws;

     (b) not cause or permit the manufacture, use, generation, transportation, treatment, storage, Release, or handling of any Hazardous Material at the Properties in violation of Environmental Law;

     (c) cause its sublessees and/or its or their respective agents, employees, contractors and invitees to comply with all applicable Environmental Laws with respect to the Properties;

     (d) within ten (10) Business Days of learning of any Environmental Claim in connection with the Properties, notify the Lessor in writing thereof and provide the Lessor any reasonably requested documents related thereto; and

     (e) upon the Lessor's request, promptly provide or otherwise make available to the Lessor any records concerning the Properties which are required to be maintained under any Environmental Law and which the Lessee then possesses or can reasonably obtain.

10.  USE AND LOCATION

10.1 Location

     The Lessee shall not remove, or permit to be removed, the Improvements or any part thereof from the Properties without the prior written consent of the Lessor, except that, subject to Article 12 hereof, the Lessee or any other Person may remove (a) in accordance with the provisions of Section 9.3, any Alteration with respect to which title has passed to or remained with the Lessee pursuant to such Section 9.3, (b) any Improvements if title to such Improvements shall have passed to the Lessee, (c) any part of the Improvements on a temporary basis for the purpose of repair or maintenance thereof, (d) any part of the Improvement which has been replaced by another part which has become subject to this Lease and the Lien of the Security Documents or (e) any part of the Improvement which has become obsolete to the Lessee, whereupon such obsolete part shall cease to be subject to this Lease and the Lien of the Security Documents; provided that in the case of this clause (e) (i) the aggregate value of all such removed parts not given to Lessor shall not exceed $5,000,000 (in the aggregate for purposes of this Lease, (ii) the

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

     Lessee will cause such removal to be performed diligently, in good faith and in a good and workmanlike manner and in compliance with all Applicable Laws and Regulations, and will promptly and fully repair all damage to the Properties caused by such removal and (iii) the Lessee shall have made such Alterations or adjustments to the Properties as are necessary to assure that the functions served by any such removed parts shall continue to be provided by other parts of the Properties.

10.2 Use

     The Lessee may use and occupy the Properties for any Permitted Uses. Permitted Uses shall mean any lawful purposes except that no use may be made (whether by the Lessee or any assignee or sublessee of the Lessee or otherwise) which: (a) is a public or private nuisance or which violates any Applicable Laws and Regulations upon or in any Property or any portion thereof, (b) would void any certificate of occupancy required for a Property, (c) involves the mining or removal of any oil, gas or minerals,
     (d) results in any violation of any Environmental Law that results in any Environmental Claims from which any material Environmental Damages become due and owing, or otherwise in any manner involves any Release of Hazardous Materials into the environment except in compliance with all applicable Environmental Laws and Governmental Actions issued pursuant to Environmental Laws or that makes it impossible to obtain, or results in the cancellation of or breach of any representation or restriction under the policies of insurance required by Articles 11 hereof; (e) is selling, renting or exhibiting pornographic material or other sexually explicit material (except as part of a magazine store customary for office buildings); or (f) is a massage parlor. Without limiting the foregoing, Lessee shall not permit the handling, processing, storage or disposal of Hazardous Materials on or at the Properties except to the extent incidental to or required for the conduct of a Permitted Use or a permitted Alteration, and then only in compliance with all applicable Environmental Laws.

11.  INSURANCE

11.1 Coverage

     Subject to the Lessee's rights of self-insurance set forth in this Section 11.1, the Lessee shall maintain:

     (a) standard all-risk property insurance covering the Improvements in an amount at least equal to the replacement cost of the Improvements, but not less than the outstanding principal balance of the Notes;

     (b) "boiler and machinery" insurance with respect to damage (not insured against pursuant to Section 11.1(a) hereof) to the boilers, pressure vessels or similar apparatus located on the Properties for risks normally insured against under boiler and machinery policies;

     (c) commercial general liability insurance including broad form contractual liability coverage with minimum combined single limits of $2,000,000 (except when the Security Documents shall no longer be in effect said limit shall be $1,000,000) for injury to or death of one or more Persons or damage to or destruction of property in any one occurrence;

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

     (d) umbrella/excess liability insurance over the insurance required by subsection (c) with combined minimum coverage of $5,000,000 written on an occurrence form coverage basis;

     (e)  statutory workers' compensation insurance or qualified self-insurance;

     (f) flood insurance with respect to those portions of the Properties that are located in areas identified by the Federal Emergency Management Agency as having special hazards; and

     (g)  builder's risk coverage during construction.

     The insurance required to be maintained pursuant to this Lease shall be no less favorable than that maintained on the Lessee's other properties and shall be written by companies of reputable standing.

     Any of the foregoing insurance coverages may be carried as a part of blanket policies, provided that (i) upon the Lessor's request, the insurer under such blanket policy(ies) shall certify to the Lessor and the Indenture Trustee any sublimits applicable to the Properties, which amounts shall not be less than those required by this Section 11.1; (ii) any such policy(ies) shall otherwise comply with the requirements of this Article 11; and (iii) the protection afforded, except for the exhaustion of aggregate limits, under any such policy(ies) shall be no less than that which would have been afforded under a separate policy or policies relating only to the Properties.

     Notwithstanding the preceding provisions of this Section 11.1, the Lessee shall be entitled to self-insure and/or have deductibles against all risks described in Section 11.1(a)-(g) so long as the Lessee satisfies the Rating Test. In the event the Lessee fails in part or whole to carry insurance which complies with the requirements of this Article 11, if the Lessee is then entitled to self-insure the Lessee will not be deemed to be in breach of this Lease, but will be deemed to self-insure to the extent of such noncompliance. If the Lessee does not satisfy the Rating Test, then the amount of permitted self insurance and/or deductibles with respect to the Lessee shall not exceed $5,000,000 in the aggregate for the lines of insurance specified in Sections 11.1(a), (b), (f) and (g) and $5,000,000 in the aggregate for the lines of insurance specified in Sections 11.1(c), (d) and (e). To the extent the Lessee is not permitted to self-insure under the terms hereof, each insurer must have a claims paying ability rating of "A" or better from Duff & Phelps and "A" or better from Moody's, or if an insurer is not rated by Duff & Phelps or Moody's, it has an equivalent rating from at least one other nationally recognized statistical agency. In the event the Lessee does not satisfy the Rating Test (with the definition thereof modified to change the "BBB" referenced therein to "BBB-" and the "Baa2" referenced therein to "Baa3"), then the Lessee's maximum deductibles shall be the lesser of that described in the second preceding sentence or the standard deductible for comparable buildings in the same region as certified in writing by a national insurance broker or agency. The two preceding sentences shall be void and of no effect after the Security Documents are no longer in effect. The Lessor and the Owner Participant shall be entitled to maintain insurance coverage with respect to the Properties, provided that such insurance shall not increase the cost to the Lessee of carrying, or interfere with the ability of the Lessee to carry, insurance with respect to the Properties.

11.2 Policy Provisions

     Any insurance policy required to be maintained by the Lessee pursuant to
     Section 11.1 shall:

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

     (a) specify the Lessee as the insured and the Lessor (in both its individual and trust capacities), the Owner Participant, the Co-Trustee, the Pass Through Trustee (in both its individual and trust capacities) and the Indenture Trustee (in both its individual and trust capacities) as additional insureds as to all such insurances (except the insurance described in Section 11.1(e));

     (b) provide, in the case of insurance carried pursuant to Section 11.1(a) and (b), that all insurance proceeds in respect of any loss or occurrence (i) shall be adjusted with the Lessee, unless and only for so long as a Special Default or a Lease Event of Default shall be continuing, in which case such proceeds shall be adjusted solely with the Lessor and (ii) shall be payable (x) if no Special Default or Lease Event of Default is continuing, to the Lessee in accordance with
          Section 14.2, and (y) in all other circumstances unless and until the Indenture shall have been satisfied and discharged in accordance with
          Section 11.01 thereof, to the Indenture Trustee and thereafter, to the Lessor;

     (c) provide that in respect of the interests of the Lessor, the Co-Trustee, the Owner Participant, the Pass Through Trustee and the Indenture Trustee, such policies shall not be invalidated by any action or inaction of the Lessee or any other Person (other than the Person making the claim thereunder) and shall insure the Lessor, the Co-Trustee, the Owner Participant, the Pass Through Trustee and the Indenture Trustee regardless of, and any claims for losses shall be payable notwithstanding:

          (i) any act of negligence, including any breach of any condition or warranty in any policy of insurance, of the Lessee or any other Person (other than the Person making the claim thereunder);

          (ii) the occupation or use of the Properties for purposes more hazardous than permitted by the terms of the policies;

          (iii) any foreclosure or other proceeding or notice of sale relating to any of the Properties; and

          (iv) any change in the title to or ownership of any of the Properties after the Lessee and its insurance underwriter has notice of such change in title or ownership;

     (d) provide that such insurance shall be primary insurance and that the insurers under such insurance policies shall be liable under such policies without right of contribution from any other insurance coverage effected by or on behalf of the Lessor, the Owner Participant, the Pass Through Trustee or the Indenture Trustee under any other insurance policies covering a loss that is also covered under the insurance policies maintained by the Lessee pursuant to this
          Article 11 and shall expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group) and liability for premiums (which shall be solely a liability of the Lessee), shall operate in the same manner as if there were a separate policy covering each insured;

     (e) provide that any cancellation (except at the request of the Lessee) thereof shall not be effective as to the Lessee, the Lessor, the Owner Participant, the Pass Through Trustee and the Indenture Trustee until at least 30 days after receipt by the Lessee, the Lessor, the Pass Through Trustee and the Indenture Trustee of written notice thereof;

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

     (f) waive any right of subrogation of the insurers against the Lessor, the Owner Participant, the Pass Through Trustee and the Indenture Trustee, and waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Lessor, the Owner Participant, the Pass Through Trustee and the Indenture Trustee; and

     (g) provide that the whole or any part of the right, title and interest of the Lessor therein may be assigned to the Indenture Trustee.

11.3 Evidence of Insurance

     If the Lessee fails to satisfy the Rating Test at any time during the Lease Term, then the Lessee shall promptly (and in any event within 30 days) deliver to the Lessor, the Pass Through Trustee and the Indenture Trustee evidence of all insurance coverages as required by this Article 11 and annually thereafter until such time as the Lessee satisfies the Rating Test, the Lessee shall deliver to the Lessor, the Owner Participant, the Pass Through Trustee and the Indenture Trustee certificates of insurance evidencing the provisions described in Section 11.2(a) through (g) executed by the insurer or its duly authorized agent and stating that in the opinion of such issuer or its agent that such insurance complies with the provisions of this Article 11, and if the signer of such certificate is unwilling to make such statement on a full recourse basis, such certificate shall be accompanied by an Officer's Certificate of the Lessee which also certifies as to such matters.

12.  RETURN OF LEASED PROPERTY

     With the exception of any Properties which have been transferred, or leased under a FMV Lease or a Partial Occupancy Lease, to the Lessee pursuant to
     Article 3, 6, 14 or 19 of this Lease or Article IX of the Participation Agreement, the Lessee shall, on the expiration or earlier termination of this Lease with respect to a Property, and at its own expense, return such Property to the Lessor by surrendering the same into the possession of the Lessor free and clear of all Liens other than (i) Lessor Liens, Remainderman Liens, and Indenture Trustee Liens, (ii) Liens described in clauses (a), (f) or (g) (to the extent expressly permitted to survive termination of this Lease), of the definition of Permitted Liens except that solely for purposes of this sentence, clause (f)(z) of the definition of Permitted Liens shall be deemed to read: "(z) singly or in the aggregate do not (i) reduce, other than to a de minimis extent, the Fair Market Sales Value of the applicable Property, (ii) materially interfere with or result in a detriment to the conduct of the Lessee's business on the Properties pursuant to the Lease, (iii) impair, other than to a de minimis extent, the usefulness of the applicable Property or (iv) impair the Lessor's interest or the Owner Participant's interest or the Indenture Trustee's Lien on any portion of the Estate" and (iii) inchoate Liens for taxes which are not yet due, and in the condition required by this Lease (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted; provided that any Improvements removed from the Properties pursuant to
     Section 10.1(c) shall have been returned to and reinstalled on such Properties. When the proposed parking facility (Parcel 2) located in St. Petersburg, Florida is returned to Lessor, it shall be free of asbestos and the office building, drive-through facilities, freestanding automated teller machines, and cash vault portion of such parking facility shall have been razed and all debris removed.

     Each Property when returned shall either be in "core and shell" condition or shall be in a condition such that such Property can be put to the same general use as such Property was used on the Closing Date (it being understood that a Property which is an office building may have retail space customary for the location of such Property) or, at the Lessee's election, if a Property

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

     is not then in either of such conditions, the Lessee may instead pay the Lessor in cash the reasonable cost of converting such Property to be in either such conditions, as the Lessee may elect (which payment shall include any expected loss of revenue to the Lessor during the time of conversion). If such cost cannot be agreed by the Lessor and the Lessee it shall be determined by the Appraisal Procedure.

     If the Lessee desires to remove any Severable Alteration from a Property during the 360 days prior to the return of such Property to Lessor (unless such return is a result of a Lease Event of Default, Event of Taking or Event of Loss), title to which is vested in Lessee pursuant to Section 9.3 hereof, the Lessee shall give Lessor at least 90 days prior written notice and Lessor shall have the right to purchase any such Severable Alteration for its Fair Market Sales Value. Any such Alteration or other property of the Lessee which is not removed prior to the time of return shall, at Lessor's option, be removed by the Lessee at the Lessee's expense or become the property of Lessor and title thereto shall vest in Lessor.

13.  ASSIGNMENT

     The Lessee may (at the Lessee's expense) assign all of its right, title or interest in, to or under this Lease as to one or more Properties provided no Lease Event of Default or Special Default is then continuing. An assignment of the Lessee's rights under this Lease as to less than all of the Properties shall be effectuated by the execution by Lessor and the Lessee of an amendment of this Lease removing such Properties from the terms hereof and the execution and delivery of a separate lease of the Properties which are the subject of Lessee's assignment, which lease shall be on the same terms and conditions as this Lease except that Basic Rent and Stipulated Loss Values shall relate only to the Properties which are the subject of such assignment. In connection with any such assignment, the parties will negotiate such amendments to the Operative Documents as are necessary to effectuate the foregoing and the Lessee shall pay all parties' costs and expenses (including reasonable attorneys fees and expenses) in connection therewith. In the event of an assignment of all of the Lessee's rights under this Lease, the new lessee shall assume all of the Lessee's obligations hereunder. Notwithstanding any assignment by the Lessee, all obligations of the Lessee shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment had been made. The Lessee will notify the Lessor and the Indenture Trustee of any such assignment and will provide the Lessor and the Indenture Trustee with a copy of such assignment at the Lessor's request.

14.  LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE

14.1 Payment of Stipulated Loss Value on an Event of Loss

     If an Event of Loss shall occur with respect to a Property, the Lessee shall give the Lessor and the Indenture Trustee prompt written notice of such occurrence and the date thereof and the Lessee may elect one of the following options (it being agreed that (x) if the Lessee shall not have made the offer referred to in the following clause (i) within 60 days of the occurrence of the Event of Loss, the Lessee shall be deemed to have elected the option set forth in the following clause (ii) and (y) if it is impossible to restore, repair, replace or rebuild such Property, the Lessee must elect the following clause (i)):

          (i) offer to purchase such Property from the Lessor on a Stipulated Loss Value Date not less than 90 or more than 270 days after the date such offer is made at a purchase price equal to the sum of
               (A) Stipulated Loss Value of such Property

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

               determined as of such Stipulated Loss Value Date, plus (B) all Supplemental Rent due and owing on such Stipulated Loss Value Date (including, without limitation, any transfer taxes and other expenses associated with such transfer which are indemnifiable under Article VIII of the Participation Agreement) plus (C) all Basic Rent due and owing on Rent Payment Dates on or prior to such Stipulated Loss Value Date (but not Basic Rent payable in advance on such Stipulated Loss Value Date), in which case the Lessor shall have 60 days from the date of receipt of the Lessee's offer to decide whether or not to accept such offer; or

          (ii) promptly, and in any event within 90 days of the occurrence of such Event of Loss, begin the process of restoring, repairing, replacing or rebuilding the Improvements which were damaged as a result of such Event of Loss and diligently pursue such rebuilding and repair so as to restore the affected Property or Properties to at least the value, residual value and useful life thereof immediately prior to the occurrence of such Event of Loss assuming such Property was in the condition required by this Lease. If the Lessee and the Lessor cannot agree as to such value, such value will be determined by the Appraisal Procedure. The Casualty Restoration Costs shall be paid first out of the Lessee's own funds to the extent the Casualty Restoration Costs exceed the Net Casualty Proceeds actually received and then out of the Net Casualty Proceeds.

     If the Lessee makes an offer to purchase a Property pursuant to Section 14.1(i) and the Lessor accepts such offer or fails to respond to such offer within the 90-day period referenced in Section 14.1(i), the Lessee shall pay the purchase price specified in Section 14.1(i) to the Lessor on such Stipulated Loss Value Date; provided that any Net Casualty Proceeds then held by the Lessor or the Indenture Trustee shall be credited against such purchase price and any Net Casualty Proceeds remaining or collected after payment in full of all such amounts payable pursuant to Section 14.1(i) shall be paid to or retained by the Lessee. Upon payment in full of all amounts payable pursuant to Section 14.1(i), (w) subject to Section 11.01 of the Indenture, such Property shall be released from the Lien of the Security Documents, (x) the Lease Term shall end with respect to such Property, (y) the obligations of the Lessee hereunder with respect to such Property (other than any obligations expressed herein as surviving termination of this Lease) shall terminate as of the date of such payment and (z) the Lessor shall transfer to the Lessee, or if the Lessee shall so designate, to the property damage insurer, without recourse or warranty but free and clear of Lessor Liens, all right, title and interest of the Lessor in, to and under such Property including all related Net Proceeds not otherwise retained by the Lessee or credited against the purchase price as provided above.

     In the event that the Lessor rejects the offer of the Lessee (which the Lessor may do only if it has deposited funds sufficient to pay all amounts due and owing on the Notes as of such Stipulated Loss Value Date), to purchase such Property as provided in clause (i) of this Section 14.1 at the purchase price stated therein, the following amount shall be paid to or retained (in the case of the proceeds of insurance) by the Lessor: the sum of (A) all insurance proceeds payable under the policy or policies of insurance required by this Lease, plus (B) an amount equal to the deductible under such policy or policies, plus (C) any amounts the Lessee has chosen to self-insure up to Stipulated Loss Value of such Property (the amounts described in clauses (A), (B) and (C) being collectively referred to as the Insurance Proceeds) plus (D) all Supplemental Rent then due, plus
     (E) accrued but unpaid Basic Rent due as of such date (but not Basic Rent payable in advance on

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

     the Stipulated Loss Value Date). Upon payment in full of such amount (1) the Lease Term shall end, and (2) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) with respect to the Property or Properties suffering such Event of Loss shall terminate as of the date of such payment. If the Lessor elects to reject the offer of the Lessee hereunder to purchase such Property pursuant to this Section 14.1, such notice of rejection shall be deemed effective only if it is countersigned by the Indenture Trustee if the Lien of the Security Documents is then in effect.

     If the Lessee elects Section 14.1(ii) with respect to a Property, the Lessee may request that the Owner Participant obtain (at the Lessee's expense) an opinion from counsel reasonably selected by Owner Participant to determine whether such election shall result in any amounts becoming due under the Tax Indemnification Agreement. The Owner Participant shall obtain such opinion within 30 days of such request. If (x) such opinion concludes that it is more likely than not that an amount in excess of $200,000 shall be so due or (y) Owner Participant does not obtain any such opinion within such 30 day period, the Lessee may, within 20 days of receipt of such opinion or of the end of such 30 days period, whichever is earlier, elect to offer to purchase such Property by payment of the amounts described in
     Section 14.1(i), whereupon the Lessor and the Lessee shall proceed as if the offer contemplated by Section 14.1(i) had been made.

14.2 Application of Payments When Lease Continues

     Payments (except for payments under insurance policies maintained other than pursuant to Article 11 of this Lease) received at any time by the Lessor, the Indenture Trustee or the Lessee from any Governmental Authority or other Person with respect to any Condemnation or Casualty to a Property or any part thereof or with respect to an Event of Loss not resulting in a termination of this Lease, shall (except to the extent Section 14.5 applies) be paid to the Indenture Trustee and then immediately to the Lessee, to be applied, as necessary, for the repair or restoration of such Property and Improvements and any excess remaining thereafter shall, in the case of a Casualty or Event of Loss not resulting in a termination of this Lease, be retained by the Lessee, and, in the case of a Condemnation, to the extent the Lessee cannot rebuild and restore the affected Property to its value, residual value and useful life as existed immediately prior to such Condemnation, excess amounts shall be for the account of the Lessee and the Lessor, as their interests may appear. All such repair and restoration shall be effected by the Lessee in compliance with the requirements of Section 9.1 and Section 9.2.

     The Lessee shall maintain records for three years setting forth information relating to the receipt and application of payments in accordance with this
     Section 14.2. Such records shall be kept on file by the Lessee at its offices and shall be made available to the Lessor and the Indenture Trustee upon request.

     From and after a Condemnation, Casualty or Event of Loss and during or prior to any period of repair or rebuilding pursuant to this Article 14, this Lease will remain in full force and effect and Rent shall continue to accrue and be payable without abatement or reduction.

14.3 Payment of Stipulated Loss Value on an Event of Taking

     If an Event of Taking shall occur with respect to a Property, the Lessee shall give the Lessor, the Owner Participant, the Pass Through Trustee and the Indenture Trustee prompt written notice of such occurrence and the date thereof, and the Lessee shall offer to purchase the affected Property from the Lessor on a Stipulated Loss Value Date not less than 90 or more than 270 days after the

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

     Event of Taking at a purchase price equal to the sum of (A) Stipulated Loss Value with respect to such Property determined as of such Stipulated Loss Value Date, plus (B) all Supplemental Rent due and owing on such Stipulated Loss Value Date (including, without limitation, any transfer taxes and other expenses associated with such transfer which are indemnifiable under
     Article VIII of the Participation Agreement), plus (C) all Basic Rent due and owing with respect to Rent Payment Dates on or prior to such Stipulated Loss Value Date (but not Basic Rent payable in advance on the Stipulated Loss Value Date). If the Lessor accepts such offer, or fails to respond to such offer within 90 days of its receipt of such notice, the Lessee shall pay the purchase price set forth in the preceding sentence on such Stipulated Loss Value Date, provided that the Net Condemnation Proceeds then held by the Lessor or the Indenture Trustee will first be allocated among the Lessee and Lessor as their interests appear and, second, the amounts allocated to the Lessee and the Lessor shall be applied in reduction of the Lessee's obligation to pay the purchase price for such Property, if not already paid by the Lessee, and the balance, if any, of the Net Condemnation Proceeds received or remaining thereafter shall be divided between the Lessor and the Lessee as their interests appear, or if the purchase price for such Property has already been paid by the Lessee, the Net Condemnation Proceeds shall be divided between the Lessor and the Lessee as their interests appear. If the Lessor rejects such offer within such 90-day period, the Net Condemnation Proceeds will first be allocated among the Lessee and the Lessor as their interests appear and, second, the amounts allocated to the Lessee and the Lessor shall be paid over to, and retained by, the Lessor up to said Stipulated Loss Value and any excess Net Condemnation Proceeds shall be divided between the Lessor and the Lessee as their interests may appear; provided that if the parties cannot agree upon such allocation of the excess Net Condemnation Proceeds, the Lessor and the Lessee agree to submit the matter to a mutually agreed upon method of arbitration. The Lessee may file a separate claim for its own losses (such as loss of fixtures, equipment and alterations owned by it) and moving and relocation expenses so long as such claim does not reduce the amount payable to the Lessor on account of its interest in the Properties. Upon distribution of the Net Condemnation Proceeds as provided in this Section 14.3, in respect of amounts due under this Section 14.3, and payment of the sum of (A) all Supplemental Rent then due, plus (B) all Basic Rent-due on such date (but not Basic Rent payable in advance on the relevant Stipulated Loss Value Date), (1) the Lease Term shall end for such Property, (2) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) shall terminate with respect to the affected Property as of the date of such payment and (3) in the case of the purchase of the affected Property by the Lessee as provided in this
     Section 14.3, the Lessor shall transfer to the Lessee, or if the Lessee shall so designate, the condemning authority, without recourse or warranty but free and clear of Lessor Liens all right, title and interest of the Lessor in, to and under the affected Property shall be released from the Lien of the Security Documents, subject to Section 11.01 of the Indenture. If the Lessor elects to reject the offer of the Lessee hereunder to purchase such Property pursuant to this Section 14.3, it must prepay the Allocable Portion of the Notes with respect to such Property and the notice of rejection shall be deemed effective only if it is countersigned by the Indenture Trustee. Upon all payments due under this Section 14.3, with respect to a Property, (1) the Lease Term will end for such Property, and
     (2) the obligations of the Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) with respect to such Property shall terminate.

14.4 Application of Certain Payments Not Relating to an Event of Taking

     In case of a Condemnation, this Lease shall remain in full force and effect, without any abatement or reduction of Basic Rent, and the Net Condemnation Proceeds shall, unless a Special Default or a Lease Event of Default has occurred and is continuing, be paid as set forth in Section 14.2, except that any portion of the Net Condemnation Proceeds that was awarded with respect to the time period after the expiration or termination of the Lease Term shall be paid to the Lessor.

14.5 Other Dispositions

     Notwithstanding the foregoing provisions of this Article 14, so long as a Special Default or a Lease Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, the Lessee pursuant to this Article 14 shall be paid to the Indenture Trustee (or to the Lessor after the Security Documents shall have been satisfied and discharged) as security for the obligations of the Lessee under this Lease and, at such time thereafter as no Special Default or Lease Event of Default shall be continuing, such amount shall be paid promptly to the Lessee.

14.6 Negotiations

     In the event any part of the Properties becomes subject to Condemnation or Event of Taking proceedings, the Lessee shall give notice thereof to the Lessor, the Pass Through Trustee and the Indenture Trustee promptly after the Lessee has knowledge thereof and shall control the negotiations with the relevant Governmental Authority unless a Lease Event of Default shall be continuing, in which case the Lessor shall control such negotiations; provided that in any event the Lessor and the Owner Participant may participate at the Lessee's expense in such negotiations, and no settlement will be made without Lessor's and Owner Participant's prior consent, not to be unreasonably withheld. The Lessee shall give to the Lessor, the Owner Participant, the Pass Through Trustee and the Indenture Trustee such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by Article 11, and are in the possession of the Lessee, as are reasonably requested by the Lessor, the Owner Participant, the Pass Through Trustee or the Indenture Trustee.

14.7 No Rent Abatement

     Rent shall not abate hereunder by reason of any Casualty, Event of Loss or Condemnation when this Lease does not terminate pursuant to the terms hereof, and the Lessee shall continue to perform and fulfill all of the Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss or Condemnation.

14.8 Investment

     The Lessor agrees that, in accordance with Section 10.09 of the Indenture, to the extent the Lessor can control how any funds held by the Indenture Trustee pursuant to this Article 14 are invested, the Lessor shall follow the instructions of the Lessee with respect to the nature and timing of such investments unless a Special Default or a Lease Event of Default has occurred and is continuing.

15.  INTEREST CONVEYED TO LESSEE

     This Lease is an agreement of lease and the Lessor does not convey to the Lessee any right, title or interest in or to the Properties except as a lessee.

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

16.  SUBLEASE

16.1 Sublease Requirements

     The Lessee may sublease the Properties or any part thereof to any Person, on such terms and conditions as the Lessee may desire in its sole discretion, without the consent of the Lessor; provided, however, that (i) any such sublease shall not release the Lessee from any of its obligations or liabilities under this Lease of any nature whatsoever; (ii) any such sublease shall be expressly subject and subordinate to this Lease and the Lien of the Security Documents; (iii) no such sublease may be entered into if a Lease Event of Default or a Special Default has occurred and is continuing; (iv) any sublessee shall not be bankrupt at the inception of the sublease and shall be permitted to use the Properties only for the purposes permitted under this Lease; (v) any such sublease shall not increase the Lessor's, the Owner Participant's, the Indenture Trustee's or the Pass Through Trustee's exposure to the risk of Environmental Claims being made against it; and (vi) any such sublease of a Property or any portion thereof shall be for a term that does not extend beyond the Lease Term with respect to such Property (including any then exercised Renewal Terms). Notwithstanding the foregoing, any Existing Subleases shall not be subject and subordinate to this Lease or the Lien of the Security Documents and may, to the extent permitted under such Existing Sublease on the date of this Lease, extend beyond the Lease Term with respect to the related Property.

     Notwithstanding clauses (ii) and (vi) of the immediately preceding paragraph, the Lessee may enter into subleases which extend beyond the Lease Term (including any then exercised Renewal Term), provided that the following criteria are met at the inception of such sublease (the NonDisturbance Criteria):

          (i) each such sublease agreement shall be in substantially the form of Exhibit B to this Lease; provided, however, that Lessor agrees to approve such reasonable variations in the form of such sublease agreement as are requested by Lessee on a case-by-case basis in order to facilitate specific subleases which otherwise satisfy the Non-Disturbance Criteria;

          (ii) the net effective rent, taking into account all economic terms, must be at least equal to the Fair Market Rental Value for comparable space in comparable buildings for a like term with a tenant of comparable financial creditworthiness;

          (iii)for subleases in excess of 20,000 Square Feet, the sublessee thereunder must provide evidence reasonably satisfactory to the Lessor that such sublessee has reasonably foreseeable financial ability to perform its obligations under the sublease;

          (iv) for subleases with Affiliates of the Lessee, the Lessor must consent, which consent will not be unreasonably withheld, or at the option of the Lessee, a third party independent appraiser acceptable to Lessee and Lessor must opine that the rents of the sublease comply with (ii) above;

          (v)  [reserved];

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

          (vi) the basic term of the sublease must not extend beyond 10 years, and any renewal terms must be at Fair Market Rental Value and must not extend, collectively, beyond an additional five years;

          (vii)basic and renewal rents under the sublease must be adjusted for CPI increases, or for a fixed increase of at least 2% per year, every five years, and basic rents of the sublease must not decrease;

          (viii) the present value of all rent concessions (including free rent, rent credits, rental abatements, tenant improvement allowances, moving allowances, space assumption or similar concessions or any other related transaction) during the basic term of the sublease must not exceed 20% of the present value (calculated using a discount rate equal to the Interest Rate, as adjusted for monthly compounding) of the scheduled basic rent payable during the basic term of the sublease;

          (ix) the sublease must include provisions that obligate the sublessee to pay its prorata share of operating expenses of the Property in accordance with relevant market practice at the time;

          (x) sublease tenant improvements must not require extraordinary removal or modification to render the space usable by subsequent tenants;

          (xi) the sublessee's share of reserved parking spaces related to such Property, if any, must be no more than the sublessee's share of Square Feet in such Property; and

          (xii)the sublease must be subject to common area agreements governing parking and maintenance of parking areas.

     In the event that the Lessor and the Lessee cannot agree on whether any element of the Non-Disturbance Criteria has been satisfied, an independent third party agreed upon by the Lessor and the Lessee shall conclusively determine such issue. If such a third party is not agreed upon by both parties within 10 days of request therefor by either party, then either party may apply to the American Arbitration Association to appoint such a third party.

     If, in connection with any sublease, the Lessee requests that the Lessor confirm its agreement that the Non-Disturbance Criteria have been met, the Lessor shall respond in writing to any such request within 10 Business Days of receipt of such request. Such request, when made, shall be accompanied by copies of materials relevant to the determination that the Non-Disturbance Criteria have been met. If the Lessor does not respond to the Lessee's request in writing, either confirming that the Non-disturbance Criteria have been satisfied, or as described in the next sentence, by the end of such 10-Business-Day period, the Lessor shall be deemed to have confirmed that the Non-Disturbance Criteria have been met for all purposes under this Lease. If the Lessor expresses to the Lessee in writing within the relevant response period that, in the Lessor's opinion, one or more of the Non-disturbance Criteria have not been met, the Lessor must specify in such writing the reasons underlying such a conclusion in reasonable detail.

     If the Non-Disturbance Criteria are met, the Lessor and the Indenture Trustee irrevocably agree that, subject to the terms of the Subordination and Non-disturbance Agreement relating to such Senior Sublease, if any, notwithstanding the exercise by the Lessor and the Indenture Trustee of any rights under Article 19 (including but not limited to proceedings for eviction, termination or other enforcement action) or any termination of this Lease prior to the expiration of the Lease Term or any then exercised Renewal Term, the possession and other rights of the sublessee under such Senior Sublease shall not be disturbed or affected by the Lessor or the Indenture Trustee so long as no default by the sublessee exists under the terms of such Senior Sublease (after notice and an opportunity to cure, if any, as provided in the Senior Sublease). In the event of termination of this Lease as to any Property, all sublessees in such Property under Senior Subleases shall (unless such a default by such sublessee exists) continue as direct lessees from the Lessor, upon and subject to the terms and conditions of the Senior Sublease and such sublessees will attorn to the Lessor. Lessor shall deliver to the Lessee, for the benefit of the applicable sublessee under the Senior Sublease, within ten (10) Business Days after the Lessee's request, a confirmation of such attornment in favor of the Lessor, by executing a Subordination and Non-disturbance Agreement.

     When an Event of Default is continuing, the rights of the Lessor to determine whether Non-Disturbance Criteria have been satisfied, and to waive portions of such Non-Disturbance Criteria, shall be exercisable by, or subject to the approval of, the Indenture Trustee (or its agent), but otherwise such rights shall not be exercisable by or subject to the consent or approval of the Indenture Trustee (or its agent). The Indenture Trustee shall join in executing each Subordination and Nondisturbance Agreement whenever the Lessor does, upon request of Lessor, unless an Event of Default is then continuing.

     No sublease of a Property shall release the Lessee from any liability or from the performance of any of the Lessee's duties and obligations under this Lease and the other Operative Documents to which the Lessee is a party. If this Lease is terminated as to a certain Property, the Lessee shall not be liable to the Lessor for any obligations or responsibilities of any sublessees remaining in such Property, except to the extent such obligations arise from or relate solely to the sublessees' possession of such Property prior to the termination of this Lease with respect to such Property.

     The Lessee shall be entitled to retain any or all rent or other amounts paid under any sublease of the Properties during the Lease Term; provided that so long as a Lease Event of Default is continuing, the Lessee shall, if the Lessor so requests, direct sublessees to pay all rent or other amounts due under their subleases to the Lessor or as it may direct.

     In the event the Lessee exercises its rights under Section 6.1 hereof to terminate the Lease with respect to a Property, on the date on which Lessee's election to terminate becomes irrevocable, Lessor shall have the right, either itself or by agents engaged by Lessor (which engagement may occur by an assumption by Lessor of Lessee's leasing agency agreements, if any) to market any unleased space in such Property.

     Lessee shall not amend any Senior Sublease without the written consent of Lessor, Owner Participant and Indenture Trustee if such amendment results in a breach of any of the conditions listed in clauses (i)-(xii) above. Subject to the immediately preceding sentence, the Lessor shall, at Lessee's request, approve any amendment, modification, assignment, subletting, extension, renewal or prepayment of any sublease (with respect to which a Subordination and Non-disturbance Agreement is in effect) if the effect thereof does not result in a breach of any of the conditions listed in clauses (i)-(xii) above or any other provision of the Operative Documents to which the Lessee is a party.

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

16.2 Assignment of Subleases

(a) Existing Subleases are hereby assigned by Lessor to Lessee for the Lease Term, and the Lessee assumes and agrees to perform each and every obligation of the landlord with respect to the Existing Subleases affecting the Properties, whether such obligations accrued prior to the Basic Term Commencement Date or accrue during the period from and after the Basic Term Commencement Date to the date such Existing Subleases are absolutely reassigned to Lessor as provided in Section 16.2(c) hereof.

(b) The Lessee hereby collaterally reassigns to Lessor, as security for the performance of the Lessee's obligations hereunder, all of the Lessee's right, title and interest in and to (1) each Existing Sublease and (2) each and every sublease that the Lessee has entered into or may enter into with respect to any Property from time to time after the Original Closing Date and (3) any and all proceeds of any of the above, whether presently owned or hereinafter acquired and any future rights, benefits and claims arising therefrom (hereinafter clauses (1)-(3) collectively called the Assigned Subleases).

(c) Upon the expiration of the Lease Term as to a Property, the Assigned Subleases in such Property shall automatically and without further action of the Lessor or the Lessee be reassigned to Lessor, in all cases free and clear of all Liens except Lessor Liens and Indenture Trustee Liens. Upon Lessor's request, Lessee shall execute an assignment of leases in form and substance reasonably satisfactory to Lessor confirming the foregoing.

(d) The Lessee further acknowledges that the Lessor shall be further assigning the rights granted pursuant to this Section 16.2 to the Indenture Trustee under the Indenture.

(e) Notwithstanding the assignment of rights and security interest granted in this Section 16.2, the Lessor agrees that, so long as no Lease Event of Default or Default under paragraph (e) of Article 18 is continuing, Lessee shall have the right to all rent, income and other sums becoming due and payable under the Assigned Subleases and the Lessor (and anyone claiming through the Lessor) shall not communicate or otherwise deal with (unless Lessee shall have given irrevocable notice of its right to terminate this Lease with respect to the applicable Property), or collect any rent from, any sublessee, or approach any sublessee for any acknowledgment of the assignment set forth in this Section 16.2 or receive any such acknowledgment.

(f)  Regardless of whether a Lease Event of Default or a Default under paragraph
     (e) of Article 18 is continuing, so long as the assignment made hereunder remains effective, the Lessor may exercise any inspection rights that the Lessee may have under a sublease.

16.3 Sublessor Improvements

     The Lessor agrees that for each Approved Sublease it shall reimburse the Lessee for the unamortized balance (computed without interest on a straight line basis over the basic term of such Approved Sublease, excluding renewals) of tenant improvement expenditures made by the Lessee in connection with such Approved Sublease; such balance to be calculated and reimbursed as of the date on which the Lessee surrenders possession to the Lessor of the Property which just before such surrender was subject to such Approved Sublease, whether such surrender occurs at the expiration or earlier termination of this Lease as it relates to such Property.

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

17.  INSPECTION, REPORTS AND NOTICES

17.1 Inspection

     Upon five days' prior notice (three days' prior notice if the Properties subject to the inspection (or any portion thereof) are being terminated from this Lease) to the Lessee, or in the case of emergency or while a Lease Event of Default is continuing upon reasonable notice, the Indenture Trustee, the Pass Through Trustee, the Lessor, the Owner Participant and their authorized representatives (the Inspecting Parties) may inspect, at their own expense and risk, the Properties other than any areas where proprietary information of the Lessee or any sublessee is retained in the ordinary course of business, but only in a manner so as to not unreasonably interfere with the Lessee's or any other occupant's business operations on the Properties and, if required by the Lessee, only when accompanied by a designated representative of the Lessee. The Inspecting Parties shall have no right to inspect the books, records or financial information of the Lessee (other than the books, records or financial information relating directly and primarily to the Properties, but only after material related to matters other than the Properties shall have been redacted from such documents). None of the Inspecting Parties shall have any duty to make any such inspection or inquiry and none of the Inspecting Parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry except for such Inspecting Party's gross negligence or willful misconduct.

17.2 Reports

     To the extent permissible, the Lessee shall prepare and file in a timely fashion, or, where the Lessor or the Owner Participant shall be required to file, the Lessee shall prepare and deliver to the Lessor or the Owner Participant, as applicable, within a reasonable time prior to the date for filing, any reports with respect to the condition or operation of the Properties that shall be required to be filed with any Governmental Authority.

17.3 Notices from Governmental Authorities

     The Lessor and the Owner Participant shall promptly provide the Lessee with copies of any communications received by the Lessor and the Owner Participant from any Governmental Authority relating to the Properties.

18.  LEASE EVENTS OF DEFAULT

     The following events shall constitute Lease Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) the Lessee shall fail to make any payment of Basic Rent, Redemption Premium (arising as the result of the prepayment of any Secured Note pursuant to clauses (b), (c), (d) or (f) of Section 2.04 of the Indenture) or Stipulated Loss Value and such failure shall continue for five days after the date such payment was due;

     (b) the Lessee shall fail to make any payment of any other Supplemental Rent not specifically set forth in paragraph (a) of this Article 18 or any other amount payable

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

          hereunder and such failure shall continue for a period of 30 days after notice of such failure to Lessee from the Lessor or the Indenture Trustee;

     (c)  the Lessee shall fail to maintain insurance in the amounts required by
          Section 11.1 or 11.2 hereof; provided, however, that if such failure is the result of the Lessee not obtaining the insurance required immediately following its downgrading below the Rating Test, such failure shall not constitute a Lease Event of Default unless such failure shall continue for 20 days;

     (d) the Lessee shall fail to timely perform or observe any covenant, condition or agreement (not included in paragraph (a), (b) or (c) of this Article 18) to be performed or observed by it hereunder or under any other Operative Document to which the Lessee is a party (other than the Tax Indemnification Agreement) and such failure shall continue for a period of 30 days after Lessee receives written notice thereof from the Lessor or the Indenture Trustee; provided that the continuation of such failure shall not constitute a Lease Event of Default if (i) such failure is not reasonably curable within 30 days;
          (ii) the Lessee is diligently pursuing the cure of such default; (iii) such failure does not impair in any material respect the Lessor's ownership interest in the Properties or impair the Lien of the Security Documents; and (iv) such cure is completed within 270 days of Lessee's receipt of written notice of the default or by the end of the Lease Term, if earlier;

     (e) the filing by the Lessee of any petition for dissolution or liquidation, conservatorship or receivership of the Lessee, or the commencement by the Lessee of any case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the Lessee shall have consented to the entry of an order for relief under any such law, or the failure of the Lessee generally to pay its debts as such debts become due, or the failure by the Lessee promptly to satisfy or discharge any execution, garnishment or attachment of such consequence as will impair its ability to carry out its obligations under this Lease, or the appointment of or taking possession by a receiver, custodian or trustee (or other similar official) for the Lessee or any substantial part of its property, or a general assignment by the Lessee for the benefit of its creditors, or the entry by the Lessee into an agreement of composition with its creditors, or the Lessee shall have taken any corporate action in furtherance of any of the foregoing; or the filing against the Lessee of a petition in bankruptcy, insolvency or other similar law which results in an order for relief being entered or, notwithstanding that an order for relief has not been entered, the petition is not dismissed within 90 days of the date of the filing of the petition, or the filing under any law relating to bankruptcy, insolvency or relief of debtors of any petition against the Lessee for reorganization, conservatorship or receivership, composition, extension or arrangement with creditors which either (i) results in a finding or adjudication of insolvency of the Lessee or (ii) is not dismissed within 90 days of the date of the filing of such petition (the term dissolution or liquidation of the Lessee, as used in this paragraph (e), shall not be construed to include the cessation of the corporate existence of the Lessee resulting either from a merger or consolidation of the Lessee into or with another corporation or a dissolution or liquidation of the Lessee following a transfer of all or substantially all of its assets as an entirety, if the conditions permitting such actions contained in Section 5.1 of the Participation Agreement are satisfied); or

     (f) any representation or warranty by the Lessee in any Operative Document to which the Lesee is a party (other than the Tax Indemnification Agreement) or in any certificate or document delivered to the Lessor or the Indenture Trustee pursuant to any Operative

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

          Document to which the Lessee is a party (other than the Tax Indemnification Agreement) shall have been materially incorrect when made and shall remain incorrect for 30 days after the Lessee's receipt of written notice thereof from the Lessor or the Indenture Trustee unless (i) such breach is curable and the Lessee is diligently attempting to cure such misrepresentation and (ii) such cure is completed within 270 days of receipt of such notice or the end of the Lease Term, if earlier;

19.  ENFORCEMENT

19.1 Remedies

     Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, by notice to the Lessee and the Indenture Trustee declare this Lease to be in default, and at any time thereafter so long as a Lease Event of Default is continuing the Lessor may exercise one or more of the following rights and remedies as the Lessor in its sole discretion shall determine:

     (a) the Lessor may, by notice to the Lessee, terminate this Lease as to some or all of the Properties as of the date specified in such notice; however, (A) no reletting, reentry or taking of possession of the Properties by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (B) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default, and (C) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Properties shall be valid unless the same be made in writing and executed by the Lessor;

     (b) the Lessor may (i) demand that the Lessee, and the Lessee shall upon the demand of the Lessor, return the Properties promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles 9 and 12 hereof as if the Properties were being returned at the end of the Lease Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and
          (ii) without prejudice to any other remedy which the Lessor may have for possession of the Properties, enter upon the Properties and take immediate possession of the Properties (to the exclusion of the Lessee) and expel or remove the Lessee and any other Person who may be occupying the Properties (except any sublessee under Senior Subleases subject to an applicable Subordination and Non-Disturbance Agreement), by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, the Lessee shall be responsible for the reasonably necessary costs and expenses of reletting, including brokers' fees, marketing costs, legal fees and the costs of any repairs made by Lessor. The provisions of this
          Section 19.1(b) shall operate as a notice to quit and shall be deemed to satisfy any other requirement or provisions of Applicable Laws and Regulations which may require the Lessor to provide a notice to quit or of the Lessor's intention to reenter the Properties and any such requirements or provisions are hereby waived by the Lessee;

     (c) the Lessor may sell all or any part of the Properties at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee and without any duty to account

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

          to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by paragraph (f) below if the Lessor shall elect to exercise its rights thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be (except to the extent that Basic Rent is to be included in computations under paragraph (e) or
          (f) below if the Lessor shall elect to exercise its rights thereunder);

     (d) to the extent permitted by Applicable Laws and Regulations, the Lessor may hold, keep idle or lease to others all or any part of the Properties as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent from and after the occurrence of a Lease Event of Default shall be reduced by the net proceeds, if any, received by the Lessor from leasing the Properties previously leased to the Lessee to any Person other than the Lessee for the same periods or any portion thereof;

     (e) the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (b), (c) or (d) of this Article 19 with respect to one or more Properties, demand, by written notice to the Lessee, and specify a Stipulated Loss Value Date (the Final Payment Date) not earlier than 25 days after the date of such notice, that the Lessee pays to the Lessor, on the Final Payment Date, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due after the Final Payment Date), an amount equal to the sum of (A) all Supplemental Rent then due and owing plus all accrued Basic Rent unpaid as of the Final Payment Date other than, in the case where the Lessee pays all or any portion of Stipulated Loss Value to the Lessor pursuant to clauses (i), (ii) or
          (iii) below, the Basic Rent installment due and payable in advance on such Stipulated Loss Value Date, plus (B) whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Overdue Rate from the Final Payment Date specified in such notice to the date of actual payment):

          (i) if a Property has not been sold, an amount equal to the excess, if any, of the Stipulated Loss Value of such Property, computed as of the Final Payment Date, over the Fair Market Sales Value of such Property as of the Final Payment Date (such Fair Market Sales Value to be determined by mutual agreement of the Lessor and the Lessee or if they cannot agree within 10 days after such notice by the Appraisal Procedure);

          (ii) an amount equal to the excess, if any, of the Stipulated Loss Value of a Property computed as of the Final Payment Date over the present value of the Fair Market Rental Value of such Property for the balance of the useful life of such Property discounted at the Interest Rate (as adjusted for monthly compounding) (such Fair Market Rental Value to be determined by mutual agreement of the Lessor and the Lessee or if they cannot agree within 10 days of such notice by the Appraisal Procedure); or

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

          (iii)the Stipulated Loss Value of a Property computed as of the Final Payment Date and upon payment of such amount, and the amount of any unpaid Rent referred to in Section 19.2, the Lessor shall convey to the Lessee all of the Lessor's right, title and interest in and to such Property without recourse or warranty, but free and clear of Lessor's Liens;

     (f) if the Lessor shall have sold a Property pursuant to paragraph (c) above, the Lessor, in lieu of exercising its rights under paragraph
          (e) above, may, if it shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Stipulated Loss Value Date coinciding with such date of sale (or, if the sale date is not a Stipulated Loss Value Date, the Stipulated Loss Value Date next preceding the date of such sale)), an amount equal to the sum of (1) all accrued and unpaid Basic Rent as of such Stipulated Loss Value Date other than, in the case where the Lessee pays all or any portion of Stipulated Loss Value on such Stipulated Loss Value Date, the Basic Rent installment due and payable in advance on such Stipulated Loss Value Date, plus (2) the amount of any excess of the Stipulated Loss Value of such Property, computed as of such Stipulated Loss Value Date, over the net proceeds of such sale, together with interest at the Interest Rate on such excess from such Stipulated Loss Value Date to the date of sale, plus (3) all Supplemental Rent then due and owing under this Lease, plus (4) interest at the Overdue Rate on all of the foregoing amounts from the date of such sale until the date of payment;

     (g) the Lessor may exercise any other right or remedy that may be available to it under Applicable Laws and Regulations or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period of this Lease, and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period of this Lease, or the Lessor may defer any such suit until after the expiration of the Basic Term or the then current Renewal Term, in which event such suit shall be deemed not to have accrued until the expiration of the Basic Term, or the then current Renewal Term; or

     (h) the Lessor may retain and apply against the Lessor's damages, all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease, including, without limitation, any sums which the Lessor may be required to pay to the Lessee under Section 14.5.

19.2 Survival of the Lessee's Obligations

     No termination of this Lease, in whole or in part, or repossession of any of the Properties or exercise of any remedy under Section 19.1 shall, except as specifically provided therein, relieve the Lessee of any of its liabilities and obligations hereunder. In addition, except as specifically provided therein, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Lessor, the Pass Through Trustee and the Indenture Trustee by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor's remedies with respect thereto, and including all costs and

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

     expenses incurred in connection with the return of the Properties in the manner and condition required by, and otherwise in accordance with the provisions of, Articles 9 and 12 hereof as if such Properties were being returned at the end of the Lease Term. At any sale of the Properties or any part thereof or any other rights pursuant to Section 19.1, the Lessor, the Owner Participant or the Indenture Trustee may bid for and purchase such Properties.

19.3 Remedies Cumulative; No Waiver; Consents

     To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws and Regulations, each and every right, power and remedy herein specifically given to the Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by the Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Lessee or to be an acquiescence therein. The Lessor's consent to any request made by the Lessee shall not be deemed to constitute or preclude the necessity for obtaining the Lessor's consent, in the future, to all similar requests. No express or implied waiver by the Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default.

20.  RIGHT TO PERFORM FOR THE LESSEE

     If the Lessee shall fail to perform or comply with any of its agreements contained herein or in any other Operative Document to which the Lessee is a party, the Lessor may, on five Business Days' (one Business Day's in the case of an emergency) prior notice to the Lessee, but only if the Lessee is not diligently attempting to cure such failure, perform or comply with such agreement, and the Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of the Lessor (including reasonable attorney's fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by the Lessee to the Lessor upon demand. The provisions set forth in the preceding sentence shall not be construed as extending or modifying the cure periods otherwise provided under Article 18 with respect to Lease Events of Default.

21.  MISCELLANEOUS

21.1 Binding Effect; Successors and Assigns; Survival

     The terms and provisions of this Lease, and the respective rights and obligations hereunder of the Lessor and the Lessee, shall be binding upon their respective successors, legal representatives and assigns, and inure to the benefit of their respective permitted successors and assigns, and the express rights hereunder of the Indenture Trustee and the Pass Through Trustee shall inure (subject to such conditions as are contained herein) to the benefit of their respective permitted successors and assigns. The obligations of the Lessee (a) under Section 3.2 and (b) with respect to any Property or Properties terminated from this Lease, where such obligations referenced in

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

     clause (a) or (b) were accrued prior to the effectiveness of such termination, shall survive the termination of this Lease.

21.2 Quiet Enjoyment

     The Lessor covenants that it will not interfere in the Lessee's, and any permitted sublessee's, respective peaceful and quiet enjoyment of the Properties hereunder during the Lease Term, so long as no Lease Event of Default has occurred and is continuing, but subject in all cases to Section 16.1; provided that the Lessor shall have no responsibility for the actions of the Indenture Trustee, the Pass Through Trustee or any Person claiming by, through or under either thereof or for any defects in or exceptions to title to the Properties other than those which are attributable to Lessor's Liens.

21.3 Notices

     Unless otherwise specifically provided herein, all notices, consents, demands, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given as provided in Section 12.3 of the Participation Agreement.

21.4 Severability

     Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and the Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Laws and Regulations, the Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

21.5 Amendment; Complete Agreements

     Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

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

21.6 Headings

     The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

21.7 Counterparts

     This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

21.8 Governing Law

     This Lease shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance, except laws governing conflicts of law, provided that to the extent the law of the jurisdiction where a Property is located requires that the laws of such jurisdiction apply to any aspect of this Lease, then to that extent such laws of such jurisdiction will so apply to such Property.

21.9 Apportionments

     Upon any termination of this Lease as to a Property, (a) there shall be apportioned, as of the date of such termination all items of income and expense, including but not limited to, all rents (including water or sewer rents), real estate taxes, assessments, insurance or other charges payable with respect to such Property; (b) the Lessee shall transfer to Lessor all security deposits (whether cash or other form of security) from any sublessee under Assigned Subleases, including Senior Subleases, (c) all contracts pertaining to the operation of such Property shall, at Lessor's option as to each such contract if it is assignable, be assigned to Lessor and assumed by Lessor or its designee, (d) Lessee shall undertake such other actions as are necessary or appropriate in connection with the termination of this Lease and the transfer of possession of the Property to Lessor, (e) the Lessee shall deliver to Lessor or its designee at least one complete set of as-built plans for the Improvements in Lessee's or its managing agent's possession and (f) the Lessee shall deliver to Lessor copies or originals of all books and records in Lessee's or its managing agent's possession pertaining to the operation of the Property.

21.10 Discharge of the Lessee's Obligations by its Sublessees

     The Lessor agrees that performance by any sublessee of the Lessee's obligations hereunder shall constitute performance by the Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by the Lessee.

21.11 Nature of Lessor's Obligations

     Trust Company and the Co-Trustee are each parties to this Agreement solely in their respective capacities as trustee under the Trust Agreement (1997-D) and not in their individual capacities (except as expressly stated therein) and in no case shall Owner Participant, Trust Company or Co-Trustee (or any entity acting as successor trustee under the Trust Agreement (1997-D)) be personally liable for or on account of any of the statements, representations, warranties, covenants

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

     or obligations stated to be those of Lessor hereunder, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through, or under any such party; provided, however, that Trust Company (or any such successor trustee) shall be personally liable hereunder for its own gross negligence or willful misconduct and for its breach of its covenants, representations and warranties contained herein, to the extent covenanted or made in its individual capacity.

21.12 Estoppel Certificates

     Each party hereto agrees that at any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a purchase agreement, commitment or letter of intent to purchase the Properties or any part thereof), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) whether or not there is any existing default by the Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not, to the knowledge of the signer, there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) whether or not, to the knowledge of the signer, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (e) other items that may be reasonably requested; provided that no such certificate may be requested unless the requesting party has a good faith reason for such request.

21.13 Granting of Easements

     If no Lease Event of Default has occurred and is continuing, the Lessor will join with the Lessee from time to time at the request of the Lessee (at the Lessee's sole cost and expense) to (a) subject to the terms of Sections 14.3 and 14.6, sell, assign, convey or otherwise transfer an interest in the Properties to any Person legally empowered to take such interest under the power of eminent domain, (b) grant easements, licenses, rights of way and other rights and privileges in the nature of easements,
     (c) release existing easements and appurtenances affecting the Properties,
     (d) subject to the terms of Sections 14.3 and 14.6, dedicate or transfer unimproved portions of the Properties for road, highway or other public purposes, (e) execute petitions to have the Properties annexed to any municipal corporation or utility district, (f) execute amendments to any covenants and restrictions affecting the Properties and (g) execute and deliver any instrument, in form and substance reasonably acceptable to the Lessor, necessary or appropriate to make or confirm such grants or releases to any Person, with or without consideration, but in all cases only if (1) the Lessor and the Indenture Trustee shall have received, together with the request from the Lessee to make such grant or release, (x) an Officer's Certificate of the Lessee stating that such grant or release does not interfere with the continued use of the Properties pursuant to this Lease and does not reduce the Fair Market Sales Value of the Properties except to a de minimis extent, and (y) an Officer's Certificate of the Lessee stating the consideration, if any, and that such consideration being paid for said sale, grant, easement, license, release, right of way, petition, amendment or other such instruments described in this paragraph, is in the opinion of the Lessee fair and adequate (such consideration, to the extent in the form of cash and/or tangible property, to be shared by the Lessor and the Lessee in proportion to their respective interests in the affected Properties) and
     (z) a duly authorized and binding undertaking of the Lessee, in form and substance reasonably satisfactory to the Lessor, to remain obligated under this Lease as though such easement, license, right-of-way or other right or privilege has not been granted or released, and to perform all obligations of the Lessor, grantor or party effecting the release or granting such easement or other interest under such instrument of grant or release during the Lease Term and (2) the statements in the certificates described in the preceding clauses (x) and (y) are accurate. Notwithstanding the foregoing, the Lessor shall not be required to grant to any Person an easement allowing access to and/or through any portion of the Properties the term of which exceeds the Lease Term; provided that this sentence shall not be construed to limit the rights of the Lessee to remove Severable Improvements and Alterations within a reasonable time beyond the Lease Term as provided in Article 12.

21.14 No Joint Venture

     Any intention to create a joint venture or partnership relation between the Lessor and the Lessee, is hereby expressly disclaimed.

21.15 No Accord and Satisfaction

     The acceptance by the Lessor of any sums from the Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by the Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between the Lessor and the Lessee regarding sums due and payable by the Lessee hereunder, unless the Lessor specifically deems it as such in writing.

21.16 No Merger

     In no event shall the leasehold interest, estate or right of the Lessee hereunder, or of the Holder of any Notes secured by a security interest in this Lease, merge with any interests, estates or rights of the Lessor in or to the Properties, it being understood that such lease hold interest, estate and right of the Lessee hereunder, and of the Holder of any Notes secured by a security interest in this Lease, shall each be deemed to be separate and distinct from the Lessor's interests, estates and rights in or to the Properties, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same Person; provided, however, that if all of such interests, estates or rights at any time shall be held by or vested in one Person, such Person may at its option effect a merger of such interests by written instrument clearly and specifically evidencing such intention.

21.17 Investment of Funds

     Any moneys held by the Lessor or the Indenture Trustee as security hereunder (to the extent not applied against the Lessee's obligations under the Operative Documents to which the Lessee is a party) at a time when a Lease Event of Default or Special Default exists shall, until paid to the Lessee or so applied, be invested by the Lessor in Permitted Investments, at the Lessee's risk and expense. All such amounts, including any gain (including interest received) realized as a result of any such investment (net of any fees, Taxes, commissions and other expenses, if any, incurred in connection with such investment) shall be reinvested, applied or paid over to the Lessee, at its direction, upon the Lessee's cure of its Lease Event of Default or Special Default.

21.18 True Lease

     This Lease is intended as, and shall constitute, an agreement of lease, and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Properties, except as a lessee.

21.19 Radon Disclosure

     Lessee is hereby advised that radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. The foregoing disclosure is provided to comply with Florida law, is for informational purposes only and does not create any contingency or any representation, warranty or obligation of Lessor.

IN WITNESS WHEREOF, the undersigned have each caused this Lease Agreement to be duly executed and delivered and their corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized as of the day and year first above written.

SIGNED, SEALED AND
DELIVERED IN THE PRESENCE OF:

                                        U.S. BANK NATIONAL ASSOCIATION, not in
                                        its individual capacity, but solely as
                                        successor Owner Trustee to State Street
                                        Bank and Trust Company of Connecticut,
                                        National Association, under the Amended
                                        and Restated Trust Agreement (1997-D)
                                        dated as of May 23, 2003, as Lessor in
                                        states other than the Co-Trustee States
                                        and with the Co-Trustee, as applicable
                                        in the Co-Trustee States, as Lessor


                                        By:
-------------------------------------       ------------------------------------
Name:                                   Name:
                                        Title:

-------------------------------------
Name:


                                        PATRICK E. THEBADO, not in his
                                        individual capacity, but solely as
                                        successor Co-Trustee to Dori Anne
                                        Seakas, as successor Co-Trustee to Traci
                                        Hopkins, under the Amended and Restated
                                        Trust Agreement (1997-D) dated as of May
                                        23, 2003, with the Owner Trustee as
                                        applicable in the Co-Trustee States, as
                                        Lessor


                                        By:
-------------------------------------       ------------------------------------
Name:                                   Name:
                                        Title:

-------------------------------------
Name:


                                        BANK OF AMERICA, N.A.
                                        as Lessee


                                        By:
-------------------------------------       ------------------------------------
Name:                                   Name: Michael F. Hord
                                        Title: Associate General Counsel

-------------------------------------
Name:

* Receipt of this original Counterpart No. 1 of the foregoing Lease Agreement is
hereby acknowledged on      day of May, 2003.
                       ----

                                        WELLS FARGO BANK NORTHWEST,
                                        NATIONAL ASSOCIATION
                                        as Indenture Trustee


                                        By:
-------------------------------------       ------------------------------------
Name:                                   Name:
                                        Title:

-------------------------------------
Name:

*    This language contained in
     original Counterpart No. 1 only

                                    EXHIBIT A

                                FORM OF FMV LEASE

            [Form to be agreed to between the Lessor and the Lessee]

                                    EXHIBIT B

                                FORM OF SUBLEASE

                                    EXHIBIT C

                            FORM OF BANK BRANCH LEASE

                                    EXHIBIT D

                   FORM OF SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT

                                    EXHIBIT E

                              FORM OF AFR SUBLEASE

            [Form to be agreed to between the Lessor and the Lessee]

                                    EXHIBIT F

                         FORM OF PARTIAL OCCUPANCY LEASE

            [Form to be agreed to between the Lessor and the Lessee]

                                   SCHEDULE 1

                                    [TO COME]

                          SCHEDULE 2

                                             Assumed
Property                                Termination Date
--------                                ----------------

Baltimore, MD - Calvert St.              June 10, 2004

Arlington, VA                            June 10, 2004

Columbia, SC                             June 10, 2004

Silver Spring, MD                        June 10, 2004

College Park (Southside), GA             June 10, 2004

Washington, DC                           June 10, 2004

St. Petersburg, FL                       June 10, 2004

Tucker (Northeast), GA                   June 10, 2009

Greensboro, NC                           June 10, 2009

Baltimore, MD - Charles St.              June 10, 2015

Richmond, VA - Villa Park                June 10, 2022

Norfolk, VA - Two Commercial             June 10, 2022

Richmond, VA - Bank of America Center    June 10, 2022

Norfolk, VA - Bank of America Center     June 10, 2022

                                   SCHEDULE 3

I.   Address:   Washington Office
                730 15th Street
                Washington, DC

     Land Description:   See Attached Appendix IA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix IB.

     Lessor's Cost:   $15,590,499.

     Square Feet:   110,841

II.  Address:   St. Petersburg Operations Center
                830 Central Avenue
                St. Petersburg, FL

     Land Description:   See Attached Appendix IIA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix IIB.

     Lessor's Cost:   $4,296,770.

     Square Feet:   83,108

IV.  Address:   Southside Center
                6000 Feldwood Road
                College Park, GA

     Land Description:   See Attached Appendix IVA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix IVB.

     Lessor's Cost:   $14,798,688.

     Square Feet:   233,644

V.   Address:   Northeast Center
                2059 Northlake Parkway
                Tucker, GA

     Land Description:   See Attached Appendix VA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix VB.

     Lessor's Cost:   $21,593,123.

     Square Feet:   248,024

VI.  Address:   Calvert Center
                225 North Calvert Street
                Baltimore, MD

     Land Description:   See Attached Appendix VIA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix VIB.

     Lessor's Cost:   $10,396,422.

     Square Feet:   381,422

VII. Address:   Charles Street
                100 South Charles Street
                Baltimore, MD

     Land Description:   See Attached Appendix VIIA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix VIIB.

     Lessor's Cost:   $45,788,074.

     Square Feet:   473,324

VIII. Address:  Veirs Mill
                12125 Veirs Mill Road
                Silver Spring, MD

     Land Description:   See Attached Appendix VIIIA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix VIIIB.

     Lessor's Cost:   $1,598,688.

     Square Feet:   27,557

IX.  Address:   Triad Center
                4161 Piedmont Avenue
                Greensboro, NC

     Land Description:   See Attached Appendix IXA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix IXB.

     Lessor's Cost:   $28,496,363.

     Square Feet:   359,652

X.   Address:   Columbia Control Center
                295 Greystone Boulevard
                Columbia, SC

     Land Description:   See Attached Appendix XA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix XB.

     Lessor's Cost:   $6,198,807.

     Square Feet:   71,962

XI.  Address:   Arlington Main
                3401 Columbia Pike
                Arlington, VA

     Land Description:   See Attached Appendix XIA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix XIB.

     Lessor's Cost:   $1,598,589.

     Square Feet:   25,624

XII. Address:   Building                 Garage

                Bank of America Center   Parking Garage
                One Commercial Place     One Commercial Place
                Norfolk, VA              Norfolk, VA

     Land Description:   See Attached Appendix XIIA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix XIIB.

     Lessor's Cost:   $21,289,525.

     Square Feet:   339,904

XIII. Address:  Building                          Garage

                Bank of America Center Richmond   Shockoe Parking Garage
                1111 East Main Street             12th and Canal Street
                Richmond, VA                      Richmond, VA

     Land Description:   See Attached Appendix XIIIA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix XIIIB.

     Lessor's Cost:   $50,592,725.

     Square Feet:   540,765

XIV. Address:   Two Commercial Place
                Two Commercial Place
                Norfolk, VA

     Land Description:   See Attached Appendix XIVA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix XIVB.

     Lessor's Cost:   $19,692,844.

     Square Feet:   290,596

XV.  Address:   Villa Park
                8011 Villa Park
                Richmond, VA

     Land Description:   See Attached Appendix XVA.

     List of Personal Property Subject to Lease (if any):   See Attached
                                                            Appendix XVB.

     Lessor's Cost:   $68,095,628.

     Square Feet:   83,108

                                   Schedule 4
                            Basic Rent Payment Dates

         Rent Payment Date                  Basic Rent
         -----------------                  ----------

           June 10, 2003                       $0.00
           July 10, 2003                       $0.00
          August 10, 2003                      $0.00
        September 10, 2003                     $0.00
         October 10, 2003                      $0.00
         November 10, 2003                     $0.00
         December 10, 2003                     $0.00
         January 10, 2004                 $40,387,500.00
         February 10, 2004                     $0.00
          March 10, 2004                       $0.00
          April 10, 2004                       $0.00
           May 10, 2004                        $0.00
           June 10, 2004                       $0.00
           July 10, 2004                       $0.00
          August 10, 2004                      $0.00
        September 10, 2004                     $0.00
         October 10, 2004                      $0.00
         November 10, 2004                     $0.00
         December 10, 2004                     $0.00
         January 10, 2005                 $40,387,500.00
         February 10, 2005                     $0.00
          March 10, 2005                       $0.00
          April 10, 2005                       $0.00
           May 10, 2005                        $0.00
           June 10, 2005                       $0.00
           July 10, 2005                       $0.00
          August 10, 2005                      $0.00
        September 10, 2005                     $0.00
         October 10, 2005                      $0.00
         November 10, 2005                     $0.00
         December 10, 2005                     $0.00
         January 10, 2006                 $40,387,500.00
         February 10, 2006                     $0.00
          March 10, 2006                       $0.00
          April 10, 2006                       $0.00
           May 10, 2006                        $0.00
           June 10, 2006                       $0.00
           July 10, 2006                       $0.00
          August 10, 2006                      $0.00
        September 10, 2006                     $0.00
         October 10, 2006                      $0.00
         November 10, 2006                     $0.00
         December 10, 2006                     $0.00
         January 10, 2007                 $40,387,500.00
         February 10, 2007                     $0.00
          March 10, 2007                       $0.00
          April 10, 2007                       $0.00
           May 10, 2007                        $0.00
           June 10, 2007                       $0.00
           July 10, 2007                       $0.00
          August 10, 2007                      $0.00
        September 10, 2007                     $0.00
         October 10, 2007                      $0.00
         November 10, 2007                     $0.00
         December 10, 2007                     $0.00
         January 10, 2008                 $40,387,500.00
         February 10, 2008                     $0.00
          March 10, 2008                       $0.00
          April 10, 2008                       $0.00
           May 10, 2008                        $0.00
           June 10, 2008                       $0.00
           July 10, 2008                       $0.00
          August 10, 2008                      $0.00
        September 10, 2008                     $0.00
         October 10, 2008                      $0.00
         November 10, 2008                     $0.00
         December 10, 2008                     $0.00
         January 10, 2009                 $40,387,500.00
         February 10, 2009                     $0.00
          March 10, 2009                       $0.00
          April 10, 2009                       $0.00
           May 10, 2009                        $0.00
           June 10, 2009                       $0.00
           July 10, 2009                       $0.00
          August 10, 2009                      $0.00
        September 10, 2009                     $0.00
         October 10, 2009                      $0.00
         November 10, 2009                     $0.00
         December 10, 2009                     $0.00
         January 10, 2010                 $40,387,500.00
         February 10, 2010                     $0.00
          March 10, 2010                       $0.00
          April 10, 2010                       $0.00
           May 10, 2010                        $0.00
           June 10, 2010                       $0.00
           July 10, 2010                       $0.00
          August 10, 2010                      $0.00
        September 10, 2010                     $0.00
         October 10, 2010                      $0.00
         November 10, 2010                     $0.00
         December 10, 2010                     $0.00
         January 10, 2011                  $2,982,601.03
         February 10, 2011                     $0.00
          March 10, 2011                       $0.00
          April 10, 2011                       $0.00

         Rent Payment Date                  Basic Rent
         -----------------                  ----------

           May 10, 2011                        $0.00
           June 10, 2011                       $0.00
           July 10, 2011                       $0.00
          August 10, 2011                      $0.00
        September 10, 2011                     $0.00
         October 10, 2011                      $0.00
         November 10, 2011                     $0.00
         December 10, 2011                     $0.00
         January 10, 2012                      $0.00
         February 10, 2012                     $0.00
          March 10, 2012                       $0.00
          April 10, 2012                       $0.00
           May 10, 2012                        $0.00
           June 10, 2012                       $0.00
           July 10, 2012                       $0.00
          August 10, 2012                      $0.00
        September 10, 2012                     $0.00
         October 10, 2012                      $0.00
         November 10, 2012                     $0.00
         December 10, 2012                     $0.00
         January 10, 2013                      $0.00
         February 10, 2013                     $0.00
          March 10, 2013                       $0.00
          April 10, 2013                       $0.00
           May 10, 2013                        $0.00
           June 10, 2013                       $0.00
           July 10, 2013                       $0.00
          August 10, 2013                      $0.00
        September 10, 2013                     $0.00
         October 10, 2013                      $0.00
         November 10, 2013                     $0.00
         December 10, 2013                     $0.00
         January 10, 2014                      $0.00
         February 10, 2014                     $0.00
          March 10, 2014                       $0.00
          April 10, 2014                       $0.00
           May 10, 2014                        $0.00
           June 10, 2014                       $0.00
           July 10, 2014                       $0.00
          August 10, 2014                      $0.00
        September 10, 2014                     $0.00
         October 10, 2014                      $0.00
         November 10, 2014                     $0.00
         December 10, 2014                     $0.00
         January 10, 2015                      $0.00
         February 10, 2015                     $0.00
          March 10, 2015                       $0.00
          April 10, 2015                       $0.00
           May 10, 2015                        $0.00
           June 10, 2015                       $0.00
           July 10, 2015                       $0.00
          August 10, 2015                      $0.00
        September 10, 2015                     $0.00
         October 10, 2015                      $0.00
         November 10, 2015                     $0.00
         December 10, 2015                     $0.00
         January 10, 2016                      $0.00
         February 10, 2016                     $0.00
          March 10, 2016                       $0.00
          April 10, 2016                       $0.00
           May 10, 2016                        $0.00
           June 10, 2016                       $0.00
           July 10, 2016                       $0.00
          August 10, 2016                      $0.00
        September 10, 2016                     $0.00
         October 10, 2016                      $0.00
         November 10, 2016                     $0.00
         December 10, 2016                     $0.00
         January 10, 2017                      $0.00
         February 10, 2017                     $0.00
          March 10, 2017                       $0.00
          April 10, 2017                       $0.00
           May 10, 2017                        $0.00
           June 10, 2017                       $0.00
           July 10, 2017                       $0.00
          August 10, 2017                      $0.00
        September 10, 2017                     $0.00
         October 10, 2017                      $0.00
         November 10, 2017                     $0.00
         December 10, 2017                     $0.00
         January 10, 2018                      $0.00
         February 10, 2018                     $0.00
          March 10, 2018                       $0.00
          April 10, 2018                       $0.00
           May 10, 2018                        $0.00
           June 10, 2018                       $0.00
           July 10, 2018                       $0.00
          August 10, 2018                      $0.00
        September 10, 2018                     $0.00
         October 10, 2018                      $0.00
         November 10, 2018                     $0.00
         December 10, 2018                     $0.00
         January 10, 2019                      $0.00
         February 10, 2019                     $0.00
          March 10, 2019                       $0.00
          April 10, 2019                       $0.00
           May 10, 2019                        $0.00
           June 10, 2019                       $0.00
           July 10, 2019                       $0.00
          August 10, 2019                      $0.00
        September 10, 2019                     $0.00
         October 10, 2019                      $0.00
         November 10, 2019                     $0.00
         December 10, 2019                     $0.00
         January 10, 2020                      $0.00
         February 10, 2020                     $0.00
          March 10, 2020                       $0.00
          April 10, 2020                       $0.00
           May 10, 2020                        $0.00
           June 10, 2020                       $0.00
           July 10, 2020                       $0.00
          August 10, 2020                      $0.00
        September 10, 2020                     $0.00
         October 10, 2020                      $0.00
         November 10, 2020                     $0.00
         December 10, 2020                     $0.00
         January 10, 2021                      $0.00
         February 10, 2021                     $0.00
          March 10, 2021                       $0.00
          April 10, 2021                       $0.00
           May 10, 2021                        $0.00
           June 10, 2021                       $0.00
           July 10, 2021                       $0.00
          August 10, 2021                      $0.00
        September 10, 2021                     $0.00
         October 10, 2021                      $0.00
         November 10, 2021                     $0.00
         December 10, 2021                     $0.00
         January 10, 2022                      $0.00
         February 10, 2022                     $0.00
          March 10, 2022                       $0.00
          April 10, 2022                       $0.00
           May 10, 2022                        $0.00

                                                                    Appendix A
                                                                  (to Indenture)

                                   DEFINITIONS

         In each Operative Document, unless the context otherwise requires:

                   (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

                   (b) words importing the singular include the plural and vice versa;

                   (c) words importing a gender include any gender;

                   (d) a reference to a part, clause, party, section, article, exhibit or schedule is a reference to a part and clause of, and a party, section, article, exhibit and schedule to, such Operative Document;

                   (e) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, amending, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

                   (f) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document;

                   (g) a reference to a party to a document includes that party's successors and permitted assigns; and

                   (h) "hereof," "herewith," "hereunder," "hereby" and similar terms refer to the document in which they appear as a whole, unless the context or specific wording provides or requires otherwise.

         "Actual Knowledge" shall mean, (i) as it applies to the Lessor, the Recourse Guarantor, the Pass Through Trustee or the Indenture Trustee, actual knowledge of, including any written notices received by, an officer of the Lessor, the Recourse Guarantor, the Pass Through Trustee or the Indenture Trustee, as the case may be and (ii) as it applies to the Lessee or the Owner Participant, actual knowledge of, including any written notices received by, the President, any Vice President, the Treasurer or the Secretary or any other officer thereof; provided that any party shall be deemed to have "actual knowledge" of any matter as to which such Person has been given notice by any party to any Operative Document in accordance with the terms thereof.

         "Addition" has the meaning specified in Section 9.2(b) of the Lease.

         "Additional Basic Rent" has the meaning specified in Section 3.1(b) of the Lease.

         "Additional Notes" has the meaning specified in Section 11.1(b) of the Participation Agreement.

         "Address" shall mean:

                   (a) with respect to the Lessor, c/o U.S. Bank National Association, 225 Asylum Street, 23rd Floor, EX-CT-SS, Hartford, Connecticut 06103, Attention: Corporate Trust Department, with a copy to c/o U.S. Bank National Association, EX-MA-FED, One Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: Patrick E. Thebado;

                   (b) with respect to Lessee, Bank of America, N.A., TransAmerica Building, 525 North Tryon, 3rd Floor, Charlotte, North Carolina 28255, Attention: Real Estate Services; and, with copies to Bank of America, N.A., 901 Main Street, 68th Floor, Dallas, Texas 75202, Attention: Michael F. Hord;

                   (c) with respect to the Indenture Trustee and Pass Through Trustee, 299 South Main Street, Salt Lake City Utah 84111, Attention:
         Corporate Trust Department, Bank of America, N.A. 2003-A, with copies to M. John Ashton, Ray, Quinney & Nebeker, 79 South Main Street, Suite 500, Salt Lake City, Utah 84111;

                   (d) with respect to the Owner Participant, First States Investors 3500, LLC, 1725 The Fairway, Jenkintown, Pennsylvania 19046;

                   (e) with respect to the Owner Trustee or the Co-Trustee, c/o Lessor at its Address;

                   (f) with respect to the Recourse Guarantor, c/o Owner Participant at its Address; and

                   (g) with respect to the Residual Value Insurer, 177 Broad Street, Ninth Floor, Stamford, Connecticut 06901.

         "Affiliate" of any Person shall mean any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise, provided (but without limiting the foregoing) that no pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to constitute control over such Person.

         "AFR Sublease" shall mean any sublease entered into pursuant to Section 6.1(f) of the Lease.

         "After-Tax Basis" shall mean, with respect to any payment received or accrued by any Person, the amount sufficient to hold such Person and any Affiliate thereof harmless from all Taxes actually required to be paid with respect to the receipt or accrual of such payment and such amount, including interest and penalties in connection therewith, and after taking into account any deductions to which such Person and any Affiliate thereof is entitled as a result of the payment of such Taxes or the event or circumstance giving rise to such payment; provided that for purposes of this definition, it shall be assumed that the Owner Participant is subject to United States federal income tax at the highest marginal corporate income tax rate then in effect and to state and local income taxes at the actual composite state and local income tax rate applicable for the relevant tax year to the Owner Participant (as certified by the Owner Participant).

         "Allocable Portion" of the Notes as of any date with respect to a Property subject to the Lease shall mean a fraction of the principal amount of the Notes, the numerator of which is the Lessor's Cost of such Property and the denominator of which is the Assumed Lessor's Cost.

         "Alterations" shall mean, with respect to any Property, alterations, improvements, modifications and additions to such Property.

         "Anniversary" shall mean June 10, 2004, June 10, 2009 or June 10, 2015, which are, respectively, the seventh, twelfth and eighteenth anniversaries of the Original Closing Date.

         "Applicable Laws and Regulations" or "Applicable Laws" shall mean all existing and future applicable laws, rules, regulations, statutes, treaties, codes, ordinances (including with respect to zoning), Governmental Actions, permits, certificates, orders and licenses of and interpretations by any Governmental Authorities, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment and those pertaining to the construction, use or occupancy of the Properties) and any restrictive covenant or deed restriction or easement of record affecting the Properties, including without limitation Environmental Laws.

         "Appraisal" shall mean the appraisal delivered pursuant to Section 3.1(n) of the Participation Agreement.

         "Appraisal Procedure" shall mean the procedure described in this definition for establishing the value, period, amount or other matter the subject of an appraisal. If either of the two parties involved shall determine that a value, period, amount or other matter to be determined under the Lease or any other Operative Document cannot timely be established by agreement, such party shall appoint an MAI appraiser and give written notice thereof to the other party, which shall appoint an MAI appraiser within 10 days after receipt of such notice. If such other party does not appoint an MAI appraiser within such 10-day period, the determination of the first MAI appraiser made within 30 days after the failure to appoint a second MAI appraiser shall be conclusive and binding on the two parties involved. If within 30 days after appointment of the second of the two MAI appraisers, such MAI appraisers are unable to agree upon the value, period, amount or other matter in question, they jointly shall appoint a third appraiser within 10 days thereafter, or, if they do not do so, either party may request the American

Arbitration Association, or any organization successor thereto, to appoint the third appraiser from a panel of MAI appraisers with at least five years' experience in the valuation of properties similar to the Property in the state where the relevant Property is located, or if such MAI appraiser is a nationally recognized appraisal firm, with at least five years experience appraising properties similar to such Property in the general vicinity where the relevant Property is located. The decision of the third MAI appraiser shall be given within 30 days after his appointment. The value, period, amount or other matter to be determined shall be the average of the two closest appraised values, periods, amounts or determinations, as the case may be, and shall be conclusive and binding on the parties, provided that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on the parties. Each MAI appraiser appointed as herein provided shall be sworn fairly and impartially to perform its duties. Each party shall pay the fees and expenses of the MAI appraiser selected by it and the obligations to pay the fees and expenses of the third MAI appraiser incurred in connection with any Appraisal Procedure shall be divided equally between the two parties, provided, however, that the fees and expenses of all such MAI appraisers incurred in connection with an Appraisal Procedure relating to an exercise of remedies under the Lease shall be borne exclusively by the Lessee; provided further however, that if any value or amount to be determined requires establishing a discount rate, investment rate, yield rate or other financial concept (a "Financial Rate"), such rate shall be determined by a financial intermediary or investment banker knowledgeable in such investments. In each case where a Financial Rate is required, the term appraiser used in this definition used herein shall mean "appraiser and financial intermediary". The appraiser shall determine the value, period, amount or other matter and the financial intermediary shall determine the Financial Rate. The two determinations shall be combined in the normal fashion for such investments to determine the value, period, amount or determination.

         "Appraiser" means the Person preparing the Appraisal.

         "Approved Sublease" shall mean any sublease entered into by the Lessee with respect to any Property or portion thereof if either (i) such sublease satisfies the Non-Disturbance Criteria or (ii) the rent under the sublease, the tenant improvement allowances thereunder and the other material economic and non-economic terms of such sublease were approved in writing by the Lessor; it being understood that it shall be in the Lessor's sole discretion as to whether it shall approve the material terms of any sublease.

         "Assigned Subleases" shall have the meaning set forth in Section 16.2(b) of the Lease.

         "Assignments of Warranties" shall mean the Assignments of Warranties dated as of June 4, 1997 by EBC Associates or Nations Bank Corporation in favor of Lessor.

         "Assumed Lessor's Cost" shall, in connection with a Terminating Event, mean the Lessor's Cost of all Properties which are subject to the Lease at the moment immediately preceding such Terminating Event assuming the maximum amount of Lessor's Cost of Properties had been terminated from the Lease pursuant to
Section 6.1 thereof.

         "Average Annual Rent Factor" shall mean 8.56077454%.

         "Bank Branch Lease" shall mean a lease substantially in the form of Exhibit C to the Lease between the Lessee and Lessor or the Termination Transferee, if applicable, and entered into pursuant to Section 6.1(c) of the Lease.

         "Bank Branch Properties" shall mean the Properties located at 830 Central Avenue, St. Petersburg, FL, Nations Bank Center, 111 E. Main Street, Richmond, VA, Viers Mill, Silver Springs, MD, One Commercial Place, Norfolk, VA, Arlington Main, Arlington, VA, 100 S. Charles Street, Baltimore, MD and 730 15th Street, Washington, D.C.

         "Bankruptcy Code" shall mean Title 11 of the United States Code, entitled "Bankruptcy," as amended from time to time.

         "Basic Rent" shall mean, for the Basic Term, the rent payable pursuant to Section 3.1 of the Lease and, for any Renewal Term, the rent payable pursuant to Article V of the Lease.

         "Basic Term" with respect to a Property shall mean with respect to the Lease (a) the period commencing on the Original Closing Date and ending on the Basic Term Expiration Date or (b) such shorter period as may result from earlier termination of the Lease with respect to such Property as provided in the Lease.

         "Basic Term Commencement Date" shall mean with respect to the Lease, the Original Closing Date.

         "Basic Term Expiration Date" shall mean with respect to the Lease, June 10, 2022.

         "Beneficial Interest" shall have the meaning set forth in Section 7.4 of the Participation Agreement.

         "Beneficial Owner" means the owner of a Beneficial Interest.

         "Board of Directors", with respect to a corporation, means either the Board of Directors or any duly authorized committee of that Board which pursuant to the by-laws of such corporation has the same authority as that Board as to the matter at issue.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are required to be closed in New York, New York, Charlotte, North Carolina, Salt Lake City, Utah or Chicago, Illinois.

         "Call Report" shall have the meaning set forth in Section 5.3(b) of the Participation Agreement.

         "Carryover Property" shall have the meaning set forth in Section 6.1(b) of the Lease.

         "Casualty" shall mean an event of damage or casualty relating to all or part of a Property which does not constitute an Event of Loss of such Property.

         "Casualty Restoration Costs" shall mean the cost of rebuilding, replacing, repairing and/or restoring the Improvements following the occurrence of a Casualty or an Event of Loss.

         "Certificate" shall mean a Pass Through Certificate.

         "Certificate Owner" or "Certificate holder" shall mean a beneficial owner of a Certificate.

         "Certificate Purchase Agreement" shall mean that certain Certificate Purchase Agreement dated as of May 23, 2003 by and between the Pass Through Trust and the Purchasers thereto.

         "Claims" shall mean liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, judgments, settlements, utility charges, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses and costs of investigation) of any kind and nature whatsoever, including without limitation any Environmental Claims.

         "Closing" shall mean the transactions that shall occur on the Closing Date pursuant to the Operative Documents.

         "Closing Date" shall mean May 23, 2003.

         "Code" shall mean the Internal Revenue Code of 1986, as amended and in effect on the Closing Date.

         "Common Areas" shall mean, with respect to any Property, the areas, facilities and systems, including without limitation, risers, telephone and electric closets, intended to be for the common use of the tenants of such Property.

         "Competitor" shall mean any national banking association, state banking corporation, savings and loan association, credit union, or any other financial institution with a state or national banking charter receiving deposits or making loans to the general public.

         "Condemnation" shall mean any condemnation, requisition or other taking or sale of the use, occupancy or title to one or more Properties or any part thereof in, by or on account of any actual or threatened eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or any transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use, occupancy or title is taken.

         "Cost Excess" shall have the meaning set forth in Section 6.1(b) of the Lease.

         "Co-Trustee" shall mean Patrick E. Thebado, whose business address is c/o U.S. Bank National Association, at its Address, not individually, but solely as co-trustee, appointed by the Owner Trustee pursuant to Section 9.2 of the Trust Agreement to serve as trustee of the Properties in each of the Co-Trustee States solely for the purpose of acquiring, holding, transferring, mortgaging and otherwise granting security interests with respect thereto and owning such Properties to the extent of the rights, powers, duties and obligations conferred on the Co-Trustee pursuant to the Trust Agreement and all successor co-trustees as may be appointed in accordance with Section 9.2 of the Trust Agreement.

         "Co-Trustee States" shall mean Virginia, North Carolina, South Carolina, Georgia and Florida.

         "CPI" shall mean the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index, All Urban Consumers-South. The CPI for any year shall be that published in December for that year.

         "Debt Documents" shall mean each of the Security Documents, the Pass Through Trust Agreement and the Pass Through Certificates.

         "Debt Parties" shall mean each of the Certificate holders, the Indenture Trustee, the Pass Through Trustee, the Estate and the Deed of Trust State Trustees.

         "Deed of Trust State Trustee" shall have the meaning given such term in the Indenture and shall also include the Trustee under the Maryland Security Documents.

         "Default" means any event, condition or failure which, with notice or lapse of time or both, would become an Event of Default.

         "Demising Work" shall mean the construction by Lessee, as a result of the creation of Surrendered Premises, of (i) all walls and other work required to demise, separate and secure the Leased Premises from any portion of the Improvements that is not included within the Leased Premises, (ii) all work, if and to the extent required as a result of such demise for (a) the creation of multi-tenant access to Common Areas, facilities and systems necessary for the use of the Surrendered Premises, including, without limitation, multi-tenant access to the mechanical, electrical, plumbing and other utility facilities and systems serving the Surrendered Premises or (b) at Lessee's sole opinion, in lieu of creating multi-tenant access to existing Common Areas, facilities or systems, Lessee may construct replacements for Common Areas, facilities or systems necessary for the use of the Surrendered Premises and (iii) to provide proper and lawful means of ingress and egress to the Surrendered Premises. Notwithstanding the foregoing, Lessee will not be obligated to (i) make any alterations or improvements to demise the Leased Premises on floors of any Improvements that are and shall continue to be leased by Lessee as full floors,
(ii) make any alterations or improvements to floors that do not contain any Leased Premises or (iii) bring the Projects into compliance with building codes or other Applicable Laws, except to the extent required by Governmental Authority as being necessary to perform the Demising Work. All Demising Work shall be performed in conformity with the requirements of Section 6.5 of the Lease.

         "Disposition" shall have the meaning set forth in Section 8.2(b)(iii) of the Participation Agreement.

         "Duff & Phelps" shall mean Duff & Phelps Credit Rating Co., and any successor that issues nationally accepted securities ratings.

         "Environmental Claim" shall mean any investigation, notice, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien (or other restriction on transferability of the Properties), proceeding, or claim (whether administrative, judicial, or private in nature) arising (a) pursuant to or in connection with any Release or actual or alleged violation of any Environmental Law, or (b) in connection with any Hazardous Material, from any abatement, removal, remedial, corrective, or other response action in connection with a Hazardous Material or arising under any Environmental Law, or any actual or alleged damage, injury, threat, or harm to health, safety, natural resources, or the environment.

         "Environmental Damages" shall mean any and all losses, liabilities, judgments, decrees, fines, penalties, damages, obligations, expenses, amounts paid in settlement and investigation and costs and charges of any kind, including but not limited to, attorney's and investigation fees, relating in any way whatsoever to, or arising, either directly or indirectly, from (a) any Release or threat of Release of any Hazardous Material or the presence of any Hazardous Materials in the soil or groundwater at the Properties, regardless of when or how discovered; (b) the violation of any Environmental Law at the Properties; or (c) any Environmental Claim in connection with the Properties, unless such Release or threat of Release, violation of Environmental Law, or Environmental Claim arises from a Hazardous Material present solely as a result of the gross negligence or willful misconduct of the Lessor.

         "Environmental Law" shall mean (a) any federal, state or local law or regulation in force prior to and during the Lease Term or any FMV Lease Term (or in force after the Lease or the relevant FMV Lease is in effect but applicable to the Lessee's conduct during the Lease Term or the related FMV Lease Term) relating to the handling, use, control, management, treatment, storage, disposal, Release or threat of Release of any Hazardous Material, including without limitation, the federal Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"), 42 U.S.C. ss.ss. 9601 et seq., the federal Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.ss. 6901 et seq., the federal Water Pollution Control Act ("CWA"), 33 U.S.C. ss.ss. 1251 et seq., the federal Clean Air Act ("CAA"), 42 U.S.C. ss.ss. 7401 et seq., the Toxic Substances Control Act ("TSCA"), 7 U.S.C. ss.ss. 136 et seq., the Safe Drinking Water Act ("SDWA"), 42 U.S.C. ss.ss. 300f et seq., the Occupation Safety and Health Act of 1970 (the "OSH Act"), 29 U.S.C. ss.ss. 651 et seq., all regulations promulgated thereunder and any similar state or local laws, rules or regulations, and (b) any and all requirements arising under applicable present and future federal, state or local laws, statutes, common law, rules, ordinances, codes, orders, licenses, permits, approvals, plans, authorizations, concessions, or the like, and all applicable judicial, administrative, and regulatory decrees, judgments, and orders in force prior to and during the Lean Term or any FMV Lease Term (or in force after the Lease or the relevant FMV Lease is in effect but applicable to the Lessee's conduct during the Lease Term or the related FMV Lease Term) relating to the protection of human health or the environment, including without limitation: (i) any and all requirements pertaining to reporting, licensing, authorizing, approving, permitting, investigating, and remediating emissions, discharges, releases, or threat of releases of any Hazardous Material into the indoor or outdoor air, surface water, groundwater, or land, or otherwise into the environment, or relating to the manufacture, operation, processing, distribution, use, treatment, storage, disposal, transport, handling or management of any Hazardous Material; and (ii) any and all requirements pertaining to the protection of the health and safety of employees or the public and/or the environment.

         "Environmental Permits" means any and all permits, licenses, authorizations, certificates and approvals of any Governmental Authority relating to or required by any Environmental Laws.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended and as the same may be further amended, or any comparable successor federal statute.

         "Estate" shall have the meaning stated in Section 1.01 of the Indenture.

         "Event of Default" shall mean an Indenture Event of Default as specified in Section 7.01 of the Indenture.

         "Event of Loss" shall mean the actual or constructive loss of all or substantially all of one or more Improvements or damage thereto which causes such Improvements to be irreparably damaged or uneconomical to repair in the opinion of a Responsible Officer of the Lessee.

         "Event of Taking" shall mean, with respect to any Property, (i) title to such Property shall have been taken by any Governmental Authority, (ii) use of such Property shall have been taken by any Governmental Authority, and such taking shall continue for a period in excess of the lesser of one year and the remaining Lease Term and (iii) occupancy or use of such Property shall have been prohibited for a continuous period in excess of the lesser of one year and the remaining Lease Term, as a result of any rule, regulation, order, or other action of any Governmental Authority.

         "Excepted Payments" shall mean and include payments with respect to (i) any indemnity (whether or not Rent) which is payable directly to the Lessor, the Trust Company, the Co-Trustee, the Owner Participant or any of their Affiliates, including, without limitation, amounts payable under Article VIII of the Participation Agreement or the Tax Indemnification Agreement, (ii) any amounts of Supplemental Rent payable to the Lessor, the Owner Participant or any of their Affiliates pursuant to Section 3.4 of the Lease, with respect to any late payment of any amount which is otherwise an Excepted Payment, (iii)(A) insurance proceeds, if any, payable to the Lessor or the Owner Participant under insurance maintained pursuant to the last sentence of Section 11.1 of the Lease by the Lessor or the Owner Participant with respect to the Properties, or (B) proceeds of public liability or property damage insurance maintained under Sections 11.1(c) or 11.1(d) of the Lease for the benefit of the Lessor or the Owner Participant or payments with respect to self insurance or policy deductibles in lieu thereof, (iv) payments owed to Lessor under Section 9.2(d) of the Lease,
(v) any amount payable to the Lessor or the Owner Participant, as the case may be, by any transferee permitted under Article VII of the Participation Agreement as the purchase price of any property being transferred in accordance with the terms thereof, (vi) any amount payable to the Owner Participant or the Owner Trustee in connection with an equity financing of any Alterations in accordance with Section 11.1(a) of the Participation Agreement and (vii) all rent and other amounts payable under any FMV Lease.

         "Excepted Rights" shall mean (a) all rights with respect to Excepted Payments of the Person entitled thereto; (b) all rights and privileges expressly reserved to the Owner Trustee and the Owner Participant exclusively or jointly with the Indenture Trustee pursuant to Sections 18.01-18.05 of the Indenture for the periods specified in the Indenture; (c) as and to the extent provided for in the Operative Documents, the right of the Owner Trustee or the Owner Participant, but not to the exclusion of the Indenture Trustee, the Pass Through Trustee or any other Person, (i) to receive information which the Lessee is required to give or furnish to the Owner Trustee or the Owner Participant pursuant to any Operative Document and (ii) to inspect the Properties and all records relating thereto; (d) the right of the Owner Trustee, subject to Article 4 of the Lease, to adjust Basic Rent and Stipulated Loss Value as provided in
Article 4 of the Lease; (e) all rights of the Owner Trustee (in its individual capacity) or the Owner Participant under Article VIII of the Participation Agreement and the right to demand, collect, sue for otherwise obtain all payments of an indemnity under the Tax Indemnification Agreement or under
Article VIII of the Participation Agreement; (f) so long as no Event of Default shall have occurred and be continuing, as and to the extent provided for in the Operative Documents, all rights of the Owner Trustee or the Owner Participant, together with the Indenture Trustee, to enter into, execute and deliver amendments, modifications, waivers or consents in respect of any provision of the Lease; (g) all rights of the Owner Trustee or the Owner Participant, respectively, on account of any Excepted Payments; provided that the Owner Trustee and the Owner Participant shall not have any remedy or right with respect to such failure to pay by the Lessee except independent suit against the Lessee for payment only; and provided, further, such failure to pay shall not preclude the Indenture Trustee from declaring the Lease to be in default pursuant to Article 19 thereof or to exercise remedies subsequent thereto, in each case in connection with any other Event of Default not related to any Excepted Payment or Excepted Right; (h) so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall have the right, but not to the exclusion of the Indenture Trustee, except as specifically provided for herein or in the Indenture to exercise the rights, elections and options of the Owner Trustee under (but not the right to receive any payment by the Lessee pursuant to) (i) Articles 6 and 14 of the Lease relating to early termination of the Lease and (ii) the giving of notice to the Lessee of nonpayment of Rent, any failure to perform any covenant or observe any terms of any Operative Document or any misrepresentation pursuant to Article 18 of the Lease; (i) so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall have the right, to the exclusion of the Indenture Trustee, to exercise the rights, elections and options of the Owner Trustee under (but not the right to receive any payment by the Lessee pursuant to) (i) Article 5 of the Lease relating to any renewal of the Lease Term by the Lessee, (ii) Article 12 of the Lease relating to the return of the Properties (other than the surrender of a Property in connection with a Lease Event of Default), and (iii) subject to the Indenture, Articles 6 and 14 of the Lease and Section 9.3 of the Participation Agreement relating to the making and evaluation of bids relating to the Properties and the right of the Owner Trustee to retain such Properties and to prepay the Allocable Portion of the Notes in connection therewith; (j) the right of the Owner Trustee, but not to the exclusion of the Indenture Trustee or the Pass Through Trustee, to seek specific performance of the covenants of the Lessee under the Lease relating to the use, protection, insurance and maintenance of the Properties (but excluding any right to declare the Lease to be in default and to enforce any remedies under Article 19 thereof) and to maintain separate insurance with respect to the Properties pursuant to Article 11 of the Lease; (k) so long as no Event of Default shall have occurred and be continuing, the Owner Trustee shall have, to the exclusion of the Indenture Trustee, the right to determine whether the Non-Disturbance Criteria have been satisfied and/or waive portions thereof in connection with any Senior Sublease requested pursuant to Section 16.1 of the Lease, and (l) all rights in, to and under any FMV Lease.

         "Excess Amounts" shall have the meaning set forth in Section 6.22 of the Participation Agreement.

         "Existing Subleases" shall mean the leases listed on Exhibit A to the Participation Agreement.

         "Fair Market Rental Value" with respect to the Properties (or a portion thereof) shall mean the fair market rental value that would be obtained in an arm's-length transaction for cash between an informed and willing lessee (other than a lessee in possession) and an informed and willing lessor, neither of whom
(i) is under any compulsion to lease such Properties or (ii) is an Affiliate of the Lessor, the Owner Participant or the Lessee. Such fair market rental value shall be calculated assuming that (a) such Properties are in the condition and state of repair required under the Lease and (b) the Lessee is in compliance with the requirements of the Operative Documents to which it is a party; provided, however, that such assumptions shall not be made in connection with any determination of Fair Market Rental Value under Article 19 of the Lease. If the applicable parties are unable to agree upon Fair Market Rental Value, it shall be determined by the Appraisal Procedure.

         "Fair Market Sales Value" with respect to the Properties (or a portion thereof) shall mean the fair market sales value that would be obtained in an arm's-length transaction between an informed and willing buyer (other than a buyer in possession) and an informed and willing seller, neither of whom (i) is under any compulsion to buy or sell or (ii) is an Affiliate of the Lessor, the Owner Participant or the Lessee. The fair market sales value shall be determined on the assumptions that: (a) such Properties are in at least the condition and state of repair required under the Lease or the relevant FMV Leases; (b) Lessee is in compliance with the requirements of the Operative Documents to which it is a party and (c) for purposes of Section 9.3 of the Participation Agreement only, such Properties are subject to the Lease or the FMV Leases; provided, however, that assumptions (a) and (b) shall not be made in connection with any determination of Fair Market Sales Value under Article 19 of the Lease or the FMV Leases. If the applicable parties are unable to agree upon Fair Market Sales Value, it shall be determined by the Appraisal Procedure.

         "Fair Market Value Renewal Term" shall have the meaning given such term in Section 5.1 of the Lease or the FMV Leases, as applicable.

         "Federal Funds Rate" shall mean, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System (including any such successor, "H.15(519)") for that day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for that day will be the rate set forth in the daily statistical release designated as the Composite 3:30 P.M. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 P.M. Quotations") for that day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such day is not yet published in either H.15(519) or the Composite 3:30 P.M. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 am., New York time, on that day by each of three leading broken of Federal funds transactions in New York City, selected by the Lessee.

         "Filing" shall have the meaning set forth in Section 8.2(f) of the Participation Agreement.

         "Final Payment Date" shall have the meaning set forth in Section 19.1(e) of the Lease.

         "Fixed Rate Renewal Rent" shall mean the amount which is the lesser of
(i) the product of the Average Annual Rent Factor times the aggregate Lessor's Cost of all Properties to be made subject to a Fixed Rate Renewal Term and (ii) the Fair Market Rental Value for such Properties under the terms of the Lease.

         "Fixed Rate Renewal Term" shall have the meaning given such term in
Section 5.1 of the Lease.

         "FMV Lease" shall mean a lease substantially in the form of Exhibit A to the Lease.

         "FMV Lease Term" as to a Property shall mean the term of an FMV Lease with respect to such Property.

         "FMV Properties" shall have the meaning specified in Section 3.1(c) of the Lease.

         "Four Year Properties" shall have the meaning set forth in Section 5.1 of the Lease.

         "GAAP" shall mean generally accepted accounting principles in the United States as in effect from time to time consistently applied.

         "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Laws and Regulations, and shall include, without limitation, all citings, environmental and operating permits and licenses that are required for the use, occupancy, zoning and operation of the Properties.

         "Governmental Authority" shall mean any federal, state, county, municipal or other governmental or regulatory authority, agency, board, body, commission, instrumentality, court or quasi-governmental authority.

         "Guarantor Merger" shall have the meaning set forth in Section 6.29 of the Participation Agreement.

         "Guarantor Transfer" shall have the meaning set forth in Section 6.29 of the Participation Agreement.

         "Hazardous Material" shall mean any substance or material: (a) the presence of which requires investigation or remediation under any Environmental Law; (b) which is or becomes regulated prior to and during the Lease Term (or in force after the Lease is in effect but applicable to the Lessee's conduct during the Lease Term) by any Governmental Authority, including without limitation, any substance or waste material which is defined or listed as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "industrial waste," "hazardous substance," "solid waste," "hazardous material," "pollutant" or "contaminant" under any Environmental Law; (c) which contains gasoline, diesel fuel or other petroleum hydrocarbons or a petroleum derivative; (d) which contains polychlorinated biphenyls ("PCBs"), asbestos or urea formaldehyde; or
(e) which is explosive, corrosive, flammable, infectious, radioactive, toxic, carcinogenic, mutagenic or otherwise hazardous.

         "Holders" shall have the meaning set forth in Section 1.01 of the Indenture.

         "Improved Properties" shall have the meaning given such term in Section 9.2(b) of the Lease.

         "Improvement" shall mean each of, and "Improvements" shall mean all of the buildings and related improvements, and fixtures attached to or located on the Land and listed on Schedule 3 to the Lease, and all substitutions and replacements thereof and all personal property listed on Schedule 3 to the Lease, but excluding all personal property (other than the personal property listed on Schedule 3 to the Lease, and including all substitutions and replacements thereof, which shall be deemed part of the Improvements) and trade fixtures (together such excluded personal property and trade fixtures are referred to as, "Lessee's Business Equipment").

         "Improvements Cost" for a Property means the amount specified in
Schedule 3 to the Lease.

         "Indemnitee" shall mean the Lessor (in its individual capacity and as trustee), the Owner Participant, the Pass Through Trustee (in its individual capacity and as trustee), the Indenture Trustee (in its individual capacity and as trustee), the Co-Trustee (in his individual capacity and as trustee), each of the Deed of Trust State Trustees (in his individual capacity and as trustee), the Certificateholders, any additional, separate or co-trustee appointed in accordance with the terms of the Indenture or the Trust Agreement, the Pass Through Trust, the Trust Estate and the Estate and the respective successors, assigns, servants, employees, officers, directors, shareholders, Affiliates, partners and agents of any thereof.

         "Indemnitee Group" with respect to an Indemnitee shall mean any Affiliate, agent, director, successor, transferee, predecessor, servant, shareholder, partner, member, agent, officer and employee of such Indemnitee and
(i) in the case of any Holder of a Note shall also include the Indenture Trustee (to the extent that the Indenture Trustee is acting in accordance with the direction of such Holder) and its Indemnitee Group, (ii) in the case of any holder of a Pass Through Certificate shall also include the Indenture Trustee and the Pass Through Trustee (to the extent the Pass Through Trustee or the Indenture Trustee, respectively, is acting in accordance with the direction of such holder), and its Indemnitee Group and (iii) in the case of the Owner Participant shall also include the Lessor (to the extent the Lessor is acting in accordance with the express instructions of the Owner Participant).

         "Indenture" or "Trust Indenture" shall mean the Indenture, Mortgage, Deed of Trust, Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement (2003-A) dated as of May 23, 2003 among the Lessor, the Deed of Trust State Trustees named therein and the Indenture Trustee; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

         "Indenture Trustee" shall mean Wells Fargo Bank Northwest, National Association, a national banking association, as indenture trustee under the Indenture, and each successor indenture trustee and co-indenture trustee thereunder.

         "Indenture Trustee's Liens" shall mean Liens against the Estate that result from acts of, or any failure to act by, or as a result of Claims against, the Indenture Trustee, in its individual and/or fiduciary capacity, unrelated to the transactions contemplated by the Operative Documents or that result from a violation or are in breach of any covenant or agreement of the Indenture Trustee, in its individual and/or fiduciary capacity, set forth in any of the Operative Documents, unless such action or failure to act is consented to by the Lessee or is a result of the occurrence or continuance of an Event of Default.

         "Indenture Trustee's Office" shall mean the office of the Indenture Trustee located at MAC: U1228-120, 229 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department, AFR Lease-Backed CTL, Series 2003-A or such other office as may be designated by the Indenture Trustee to the Lessor, the Lessee and each holder of a Property.

         "Inspecting Parties" shall have the meaning specified in Section 17.1 of the Lease or the FMV Leases, as applicable.

         "Institutional Investor" shall mean a corporate finance company, a securities company, a bank, trust company or savings and loan association, an insurance company, a collective investment fund, a mutual fund, an investment company, an endowment, a foundation, an educational institution or a real estate investment trust or any other Person, in each case organized under the laws of the United States or any state or political subdivision thereof which is generally recognized in the financing or real estate field as an institutional investor and which owns real property which is net leased to major United States corporations, but only if such entity is directly or indirectly wholly owned by an entity whose consolidated total assets (not including the Properties or the Operative Documents) is in excess of $300,000,000.

         "Insurance Proceeds" has the meaning specified in Section 14.1 of the Lease.

         "Interest Payment Date" shall mean each January 10 commencing January 10, 2004.

         "Interest Rate" shall mean the rate of interest specified in the Notes (other than the Overdue Rate).

         "Land" shall mean the land described in Schedule 3 to the Lease and all easements and rights appurtenant thereto.

         "Lease" shall mean the Amended and Restated Lease Agreement dated as of May 23, 2003 between the Lessor and the Lessee.

         "Lease C" shall have the meaning set forth in recitals to the Lease.

         "Lease D" shall have the meaning set forth in recitals to the Lease.

         "Lease Default" shall mean any event, condition or failure which, with notice or lapse of time or both, would become a Lease Event of Default.

         "Lease Event of Default" shall mean any event or condition designated as a "Lease Event of Default" in Article 18 of the Lease.

         "Lease Term" with respect to a Property shall mean (a) the full term of the Lease, including the Basic Term and any Renewal Terms as to which the Lessee exercises a renewal option pursuant to Section 5.1 of the Lease or (b) such shorter period as may result from earlier termination of the Lease with respect to such Property as provided in the Lease.

         "Leased Premises" shall mean, with respect to any Property, the portion of such Property which is leased to the Lessee pursuant to the Lease.

         "Lender Tax Indemnitee" shall have the meaning given such term in
Section 8.2(b)(vi) of the Participation Agreement.

         "Lessee" shall mean Bank of America, N.A., its permitted successors and assigns.

         "Lessee's Actual Knowledge" shall mean the actual knowledge of Robert M. Patterson, Michael F. Hord or Chuck Dunn.

         "Lessee-Controlled Contest" shall have the meaning set forth in Section 8.2(e) of the Participation Agreement.

         "Lessor" shall mean the Owner Trustee with respect to the Properties not in the Co-Trustee States and the Co-Trustee with respect to the Properties in the Co-Trustee States solely for the purpose of acquiring, holding, transferring, mortgaging and otherwise granting security interests with respect thereto and owning such Properties to the extent of the rights, power, duties and obligations conferred on the Co-Trustee pursuant to the Trust Agreement.

         "Lessor Liens" shall mean Liens on or against the Properties, the Estate, the Operative Documents, or any payment of Rent arising as a result of
(i) Claims against or affecting the Lessor, the Trust Company, the Owner Participant or the Recourse Guarantor or any Affiliate of any of them in each case not related to the transactions contemplated by the Operative Documents;
(ii) any act or omission of the Lessor, the Trust Company, the Owner Participant or the Recourse Guarantor or any Affiliate of any of them that is not related to the transactions contemplated by the Operative Documents or that is in breach of any covenant or agreement of the Lessor, the Trust Company, the Owner Participant or the Recourse Guarantor set forth in any of the Operative Documents, (iii) Taxes imposed upon the Lessor, the Trust Company, the Owner Participant or the Recourse Guarantor or any Affiliate of any of them that are not required to be indemnified against by the Lessee pursuant to the Participation Agreement and which are not the obligations of any other party to the Operative Documents and (iv) Remainderman Liens.

         "Lessor's Cost" as to a Property shall be the amount so designated on
Schedule 3 to the Lease, as modified (if applicable) pursuant to Section 6.1(g) of the Lease.

         "Lien" shall mean any lien, mortgage, deed of trust, security title, encumbrance, pledge, charge, lease, easement, servitude, right of others or security interest of any kind, including any thereof arising under any conditional sale or other title retention agreement.

         "Loss" shall have the meaning specified in the Tax Indemnification Agreement.

         "MAI" shall mean a certified member of the American Institute of Real Estate Appraisers or successor organization, who shall have at least five years' experience in appraising commercial properties in the area in which the Property to be appraised is located.

         "Majority in Interest of Note Holders" shall have the meaning specified in Section 1.01 of the Indenture for the term "Majority in Interest of Secured Note Holders".

         "Maryland Short Form Agreement" shall mean the Short Form Agreement to be filed in Maryland relating to the Properties located there.

         "Maryland Security Documents" shall have the meaning specified in
Section 1.01 of the Indenture; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

         "Maximum Loan to Collateral Value Ratio" shall mean, for any period specified below, the ratio set forth below opposite such period:

                                 PERIOD                       RATIO

From the date hereof through January 31, 2005                 0.75 to 1
From February 1, 2005 through January 31, 2009                0.65 to 1

and thereafter                                                0.45 to 1

         "Maximum Term" has the meaning specified in Section 5.1 of the Lease.

         "Moody's" shall mean Moody's Investors Service, Inc., and any successor that issues nationally accepted securities ratings.

         "NAIC" shall mean the National Association of Insurance Commissioners.

         "Net Casualty Proceeds" shall mean the compensation and/or insurance payments net of the expenses of collecting such amounts received by the Indenture Trustee, the Lessor or the Lessee in connection with an Event of Loss or a Casualty.

         "Net Condemnation Proceeds" shall mean any award or compensation net of the expenses of collecting such amounts received by the Owner Participant, the Indenture Trustee, the Lessor or the Lessee in connection with an Event of Taking or a Condemnation.

         "Net Proceeds" shall mean Net Casualty Proceeds and Net Condemnation Proceeds.

          "Non-Consolidation Opinion" shall have the meaning set forth in
Section 3.1(j) of the Participation Agreement.

         "Non-Disturbance Criteria" shall have the meaning given such term in
Section 16.1 of the Lease or the FMV Leases, as applicable.

         "Nonseverable" shall describe an Alteration or part of an Alteration which cannot be readily removed from a Property without causing material damage to such Property.

         "Note" shall have the meaning given such term in Section 1.01 of the Indenture; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

         "Notice of Termination" shall have the meaning specified in Article 6 of the Lease or the Partial Occupancy Leases, as applicable.

         "OCC" shall have the meaning set forth in Section 5.3(b) of the Participation Agreement.

         "Offered Asset" shall have the meaning set forth in Section 9.1 of the Participation Agreement.

         "Offeree" shall have the meaning set forth in Section 9.1 of the Participation Agreement.

         "Offeror" shall have the meaning set forth in Section 9.1 of the Participation Agreement.

         "Officer's Certificate" of a Person means a certificate signed by a Responsible Officer of such Person or, if such Person is an individual, signed by such individual.

         "One Year Properties" shall have the meaning set forth in Section 5.1 of the Lease.

         "Operative Documents" shall mean the Lease, the Participation Agreement, the Short Form Agreement, the Notes, the Pass Through Certificates, the Indenture, the Maryland Security Documents, the Pass Through Trust Agreement, the Tax Indemnification Agreement, the Maryland Short Form Agreement, the Assignments of Warranties, the Trust Agreement, the Residual Value Insurance policy and the Recourse Guaranty.

         "Original Closing Date" shall mean June 10, 1997.

         "Original Leases" shall mean Lease C and Lease D.

         "Outstanding" when used with respect to the Notes, means as of the date of determination, all Notes theretofore issued and delivered under the Indenture, except:

                   (i) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

                  (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount is on deposit with the Indenture Trustee, provided that such Notes are to be redeemed and notice of such redemption has been duly given and not revoked or otherwise withdrawn pursuant to the Indenture; and

                 (iii) Notes paid in full, or in exchange for which, or in lieu of which, other Notes have been authenticated and delivered pursuant to the Indenture.

         "Overall Transaction" means all the transactions and activities referred to in or contemplated by the Operative Documents.

         "Overdue Rate" shall mean the lesser of (a) the highest interest rate permitted by Applicable Law and (b) an interest rate per annum (calculated on the basis of a 360-day year and twelve 30-day months) equal to the Interest Rate plus 2%.

         "Owner Participant" shall mean First States Investors 3500, LLC, a Delaware limited liability company.

         "Owner Trustee" shall mean U.S. Bank National Association, a national banking association, not in its individual capacity, except as expressly stated in the Operative Documents, but solely as Owner Trustee under the Trust Agreement, as successor to State Street Bank and

Trust Company of Connecticut, National Association, and the Co-Trustee, appointed by the Owner Trustee pursuant to Section 9.2 of the Trust Agreement to serve as trustee of the Lessor Properties in each of the Co-Trustee States solely for the purpose of acquiring, holding, transferring, mortgaging and otherwise granting security interests with respect thereto and owning such Properties to the extent of the rights, powers, duties and obligations conferred on the Co-Trustee pursuant to the Trust Agreement and any successor Owner Trustee appointed pursuant to Section 9.1 of the Trust Agreement.

         "Partial Occupancy Lease" means any lease entered into pursuant to
Section 6.1(d)(ii) of the Lease.

         "Participants" shall mean the Owner Participant, the Holders, the Purchasers and the Pass Through Trustee.

         "Participation Agreement" shall mean the Participation Agreement (2003-A) dated as of May 23, 2003 among the Lessor, the Lessee, the Indenture Trustee, the Pass Through Trustee, the Owner Participant and the Recourse Guarantor.

         "Pass Through Certificate" shall mean any Pass Through Certificate issued pursuant to the Pass Through Trust Agreement; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

         "Pass Through Trust" shall mean the Pass Through Trust created pursuant to the Pass Through Trust Agreement.

         "Pass Through Trust Agreement" shall mean the Pass Through Trust Agreement dated as of May 23, 2003 between the Lessor and the Pass Through Trustee; provided that for all purposes of the Lease, the Participation Agreement, the Subordination and Nondisturbance Agreements and any Partial Occupancy Lease, FMV Lease, AFR Sublease and Bank Branch Lease, this defined term shall only refer to such document as originally executed and as amended with the written consent of Lessee.

         "Pass Through Trustee" shall mean Wells Fargo Bank Northwest, National Association, a national banking association, in its capacity as trustee under the Pass Through Trust Agreement, and such other person that may from time to time be acting as successor trustee under any such Pass Through Trust Agreement.

         "Permitted Investments" shall mean (i) obligations of the United States of America, or fully guaranteed as to interest and principal by the United States of America, maturing in not more than six months from the date such investment is made, (ii) certificates of deposit having a final maturity of not more than 30 days after the date of issuance thereof of any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia which bank is a member of the Federal Reserve System and has a combined capital and surplus of not less than $300,000,000 and with a senior unsecured debt credit rating of at least Aaa by Moody's and AAA by Duff & Phelps, (iii) commercial paper, rated P-1 (or better) by Moody's and D-l+ (or better) by Duff & Phelps, having a remaining term until maturity of not more than 90 days from the date such investment is made and (iv) investments in shares of a money market fund or investment fund the assets of which consist only of the types of investments described in (i) above and which fund is rated at least AAA by Duff & Phelps and Aaa by Moody's.

         "Permitted Liens" shall mean (a) the respective rights and interests of the parties under the Operative Documents, (b) Lessor Liens and Indenture Trustee Liens, (c) Liens for Taxes either not yet delinquent or being contested in good faith and by appropriate proceedings, so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of any part of the Properties, title thereto or any interest therein, and shall not interfere with the use or disposition of the Properties or the payment of Rent, (d) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens for amounts either not yet delinquent or being contested diligently and in good faith and by appropriate proceedings so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of any part of the Properties, title thereto or any interest therein and shall not interfere with the use or disposition of the Properties or the payment of Rent, (e) Liens arising out of judgments or awards with respect to which at the time an appeal or proceeding for review is being prosecuted diligently and in good faith or which have been bonded or for the payment of which adequate reserves shall have been provided, (f) easements, rights of way, reservations, servitude and rights of others against the Properties which (x) are listed on Schedule B of the Title Policies or in the deeds with respect to the Properties delivered in connection with the closing which occurred on the Original Closing Date, (y) are granted pursuant to Section 21.12 of the Lease, or (z) singly or in the aggregate do not
(i) materially reduce the Fair Market Sales Value of the Properties, (ii) materially interfere with or result in a detriment to the conduct of the Lessee's business on the Properties pursuant to the Lease, (iii) materially impair the usefulness of the Properties or (iv) impair the Lessor's or the Owner Participant's interest or the Indenture Trustee's Lien on any portion of the Estate and (g) assignments, leases and subleases expressly permitted by the Operative Documents.

         "Permitted Use" shall have the meaning given such term in Section 10.2 of the Lease.

         "Person" shall mean individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, nonincorporated organization or government or any agency or political subdivision thereof.

         "Placement Agent" shall mean Banc of America Securities, LLC.

         "Principal Indemnitee" shall mean Lessor, the Trust Company, the Owner Participant, Indenture Trustee, Pass Through Trustee or any Certificateholder.

         "Property" shall mean each of and "Properties" shall mean all of the Improvements and related Land.

         "Property" shall mean each of and "Properties" shall mean all of the Improvements and the Land noted on Schedule 3 to the Lease.

         "Purchasers" shall mean the purchasers of the Pass Through Certificates pursuant to the Certificate Purchase Agreement.

         "Rating Test" as of any date means that the Lessee's long-term senior unsecured debt obligations are rated at least BBB (or its equivalent) by Duff & Phelps and Baa2 (or its equivalent) by Moody's at that date; provided that if the Lessee is rated by only one of Duff & Phelps or Moody's, such obligations shall have such rating from Duff & Phelps or Moody's, as the case may be, and a comparable rating from one of Fitch Investors Service, S&P or another nationally recognized rating agency.

         "Record Date" shall have the meaning set forth in Section 1.01 of the Indenture.

         "Recourse Guarantor" shall mean any Person providing a Recourse
Guaranty.

         "Recourse Guaranty" shall mean the Guaranty relating to the Lessor's obligations dated as of the Closing Date issued by the Recourse Guarantor in favor of the Indenture Trustee and any other Guaranty issued in favor of the Indenture Trustee pursuant to Section 7.4 of the Participation Agreement.

         "Redemption Premium" shall have the meaning set forth in Section 1.01 of the Indenture.

         "Refinancing" has the meaning set forth in Section 10.2 of the Participation Agreement.

         "Regulated Activity" shall mean the Release, generation, treatment, storage, recycling, transportation or disposal of Hazardous Material to the extent such activities are regulated by any Governmental Authority.

         "Regulations" shall mean the income tax regulations promulgated from time to time under and pursuant to the Code.

         "Release" shall mean any spilling, leaking, seeping, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into, upon or under any land, water or air, or otherwise into the indoor or outdoor environment as further defined under applicable Environmental Law.

         "Remainderman Liens" shall mean any Lien on or against the Properties, the Operative Documents, or any part thereof arising as a result of (i) Claims against or affecting the Remainderman or any Affiliate of the Remainderman in each case not related to the transactions contemplated by the Operative Documents; (ii) any act or omission of the Remainderman or any Affiliate of the Remainderman that is not related to the transactions contemplated by the Operative Documents or that is in breach of any covenant or agreement of the Remainderman set forth in any of the Operative Documents; and (iii) Taxes imposed upon the Remainderman or any Affiliate of the Remainderman that are not required to be indemnified against by the Lessee pursuant to the Participation Agreement and which are not the obligations of any other party to the Operative Documents. For purposes of this definition, "Remainderman" shall mean each of

REMAN 1997-C, Inc., a New Jersey corporation and REMAN 1997-D,
Inc., a New Jersey corporation.

         "Renewal Term" shall have the meaning specified in Section 5.1 of the Lease.

         "Rent" shall mean Basic Rent and Supplemental Rent, collectively.

         "Rent Payment Dates" shall mean each date set forth on Schedule 4 to the Lease on which Basic Rent is due; and, in the event there are one or more Renewal Terms, the first day of such Renewal Term, and each six-month anniversary thereof through and including six months before the last day of the last Renewal Term.

         "Replacement Parts" shall have the meaning set forth in Section 9.1 of the Lease.

         "Requirement" shall having the meaning set forth in Section 8.2(b)(xiv) of the Participation Agreement.

         "Residual Value Insurance" shall mean that certain residual value insurance policy, in form and substance satisfactory to the Pass Through Trustee and the Indenture Trustee, issued by the Residual Value Insurer which insures, subject to the terms stated in such policy, the amount scheduled to be due on the Notes at maturity.

         "Residual Value Insurer" shall mean R.V.I. America Insurance Company.

         "Responsible Officer" shall mean the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Vice President (whether or not designated by a number or a word or words added before or after the title "Vice President", including any Assistant Vice President), the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer (or any Person with a title comparable to the foregoing).

         "S&P" shall mean Standard & Poor's Rating Group, a division of McGraw-Hill, Inc., and any successor that issues nationally accepted securities ratings.

         "Sale" shall having the meaning set forth in Section 7.4 of the Participation Agreement.

         "Scheduled Basic Rent" has the meaning set forth in Section 3.1(a) of the Lease.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Security Documents" shall mean the Indenture, the Maryland Security Documents and the Notes.

         "Senior Subleases" shall mean the Existing Subleases, subleases which satisfied at their inception the Non-Disturbance Criteria, subleases identified on Exhibit C to the Participation Agreement and other subleases as to which the Lessor has executed a Subordination and Nondisturbance Agreement.

         "Severable" shall mean all Alterations that are not Nonseverable.

         "Short Form Agreement" shall mean the agreement entered into dated as of May 23, 2003 among the Lessee, the Lessor, the Indenture Trustee, the Pass Through Trustee, the Owner Participant and the Recourse Guarantor that provides notice of the provisions contained in Article IX of the Participation Agreement and the Lease or the FMV Leases, as applicable, and which will be recorded in the appropriate land records offices in certain of the jurisdictions where be Properties are located.

         "Special Default" shall mean a Lease Default under Sections 18(a), (b),
(c) or (e) of the Lease.

         "Square Feet" shall mean the number of square feet of rentable area in the Properties. Rentable area shall be defined as and measured and determined in accordance with the most recent definitions and conversion formulas developed by the Building Owners and Managers Association (BOMA) International in effect as of the Closing Date. The Square Feet of an entire Property shall be deemed for all purposes the amount set forth therefor in Schedule 3 to the Lease.

         "State" shall mean any State or Commonwealth of the United States and the District of Columbia.

         "Stipulated Loss Value" as of any Stipulated Loss Value Date during the Basic Term shall mean the amount calculated with respect to any Property by multiplying the percentage set forth opposite such date in Schedule 1 to the Lease by the Lessor's Cost for such Property, and, as of any date during the Renewal Term, shall mean the amount determined in accordance with Article V of the Lease.

         "Stipulated Loss Value Date" shall mean each date shown on Schedule 1 to the Lease and, during a Renewal Term, each Rent Payment Date.

         "Subordination and Non-disturbance Agreement" shall mean an agreement substantially in the form of Exhibit D to the Lease entered into by Lessor, Indenture Trustee and a sublessee of part or all of a Property or a subordination, non-disturbance and attornement agreement entered into prior to the Closing Date with respect to the subleases identified on Exhibit C to the Participation Agreement.

         "Subsidiary" shall mean, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interest having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity

(irrespective of whether or not at the time securities or other ownership interest of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person. "Wholly-Owned Subsidiary" of any Person shall mean any corporation of which all of the outstanding shares of capital stock having such ordinary voting power (except for directors' qualifying shares) are so owned or controlled. Unless the context otherwise requires, "Subsidiary" shall mean a Subsidiary of the Lessee.

         "Successor Lessor" shall have the meaning set forth in Section 12.12(c) of the Participation Agreement

         "Supplemental Rent" shall mean any and all amounts, liabilities and obligations other than Basic Rent which the Lessee assumes or agrees or is otherwise obligated to pay under the Lease or any other Operative Document to which Lessee is a party (whether or not designated as Supplemental Rent) to the Lessor or any other party, including, without limitation, Stipulated Loss Value, Fair Market Rental Value and Fair Market Sales Value payments, Redemption Premium and indemnities and damages for breach of any covenants, representations, warranties or agreements.

         "Surrendered Premises" means with respect to any Property, all portions of such Property which are either (a) terminated from the Lease pursuant to Sections 3.1(c) or 6.1(a) thereof and not leased to the Lessee pursuant to a FMV Lease or a Partial Occupancy Lease or (b) subject to an AFR Sublease.

         "Tax Assumptions" shall have the meaning set forth in the Tax Indemnification Agreement.

         "Tax Indemnification Agreement" shall mean the Tax Indemnification Agreement dated as of May 23, 2003 between the Owner Participant and the Lessee.

         "Tax Indemnitee" shall have the meaning set forth in Section 8.2(i) of the Participation Agreement.

         "Taxes" shall mean any and all present or future liabilities, losses, expenses and costs of any land whatsoever that are fees (including without limitation, license fees, documentation fees and registration fees), taxes (including without limitation, income, gross or net income, gross or net receipts, sales, use, value added, franchise, business, transfer, capital property (tangible and intangible), municipal assessments, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings, together with any penalties, fines or interest thereon or addition thereto (any of the foregoing being referred to herein individually as a "Tax"), imposed by any foreign or any United States Federal, state or local taxing authority.

         "Terminating Event" shall have the meaning specified in Section 6.4 of the Lease.

         "Termination Date" shall have the meaning specified in Article 6 of the Lease.

         "Termination Transferee" with respect to any Property terminated from the Lease, shall mean the Recourse Guarantor or an Affiliate of the Recourse Guarantor.

         "Title Insurance Company" shall mean Chicago Title Insurance Company.

         "Title Policies" shall mean the title insurance policies issued pursuant to Section 3.1(p) of the Participation Agreement.

         "Total Joint Maximum Cumulative Percentage" means as of any Anniversary, the percentage identified in Section 6.1 (a) of the Lease.

         "Total Original Lessor's Cost" shall mean $323,023,465.00.

         "Transaction Costs" shall mean the following reasonable fees, expenses, disbursements and costs incurred in connection with the preparation, execution and delivery of the Operative Documents and the consummation of the Overall
Transaction: (i) the fees and expenses of (w) the Owner Trustee, the Pass Through Trustee and the Indenture Trustee and any of their respective co-trustees, (x) the Appraiser, (y) the independent experts retained in connection with performing a phase I environmental survey and engineering study of the Properties and any other work done pursuant to Section 3.1(r) of the Participation Agreement, and (z) the independent surveyors; (ii) the fees and out-of-pocket expenses of the Placement Agent; (iii) the cost of the Title Policies and the Residual Value Insurance; (iv) transfer and recording taxes and costs; and (v) the out-of-pocket expenses of the Lessee, Lessor and the Owner Participant and the fees and expenses of outside legal counsel of the Lessee, Lessor, the Owner Participant, the Placement Agent, the Pass Through Trustee and the Indenture Trustee, in all cases as capped or fixed by agreement with the Owner Participant.

         "Transaction Fee" shall have the meaning set forth in Section 7.4 of the Participation Agreement.

         "Transfer" shall having the meaning set forth in Section 7.4 of the Participation Agreement.

         "Transferee" shall having the meaning set forth in Section 7.4 of the Participation Agreement.

         "Transferor" shall having the meaning set forth in Section 7.4 of the Participation Agreement.

         "Trust" shall mean the trust created by the Trust Agreement.

         "Trust Agreement" shall mean the Amended and Restated Trust Agreement (1997-D) dated as of May 23, 2003 between Owner Participant as trustor and Owner Trustee as trustee.

         "Trust Company" shall mean U.S. Bank National Association, a national banking association.

         "Trust Estate" shall have the meaning given such term in the Trust Agreement.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

         "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

         "Wintergreen Properties" shall have the meaning set forth in Section
5.1 of the Lease.